EXHIBIT 10.20


                                    SUBLEASE

                                     between

                            PG&E GENERATING COMPANY

                                       and

                                 INFORMAX, INC.

                                Table of Contents
                                -----------------

                                                                                                            Page
                                                                                                            ----
  1.     Subleased Premises and Term .........................................................................1
         (a)      Term .......................................................................................1
         (b)      Inability to Deliver Possession ............................................................1
         (c)      Measurement of Subleased Premises ..........................................................2
  2.     Construction of Subleased Premises ..................................................................2
         (a)      Delivery and Acceptance ....................................................................2
         (b)      Initial Leasehold Improvements .............................................................2
         (c)      Architectural Services .....................................................................2
         (d)      Design and Construction Schedule ...........................................................3
         (e)      Construction ...............................................................................3
         (f)      Permits ....................................................................................3
         (g)      Leasehold Improvement Allowance ............................................................3
  3.     Rent.................................................................................................4
         (a)      Base Rental ................................................................................4
         (b)      Additional Base Rental .....................................................................4
         (c)      Payment of Rent ............................................................................5
         (d)      Late Payment ...............................................................................5
  4.     Permitted Use .......................................................................................5
  5.     Incorporation of Lease ..............................................................................5
  6.     Transmittal of Notices and Demands ..................................................................6
  7.     Landlord's Consent to Certain Acts ..................................................................7
  8.     Sublandlord's Right to Cure Subtenant's Default .....................................................7
  9.     Utilities ...........................................................................................7
         (a)      Overtime Heating and Air Conditioning ......................................................7
         (b)      Excessive Electrical Use ...................................................................7
 10.     Assignment of Sublease ..............................................................................7
 11.     Alterations to Subleased Premises ...................................................................8
 12.     Signage .............................................................................................9
         (a)      Directory and Suite Entrance Signs .........................................................9
         (b)      Consent Required ...........................................................................9
 13.     Indemnity ...........................................................................................9
 14.     Subtenant's Insurance ..............................................................................10
 15.     Eminent Domain, Loss by Casualty ...................................................................10
 16.     Default ............................................................................................10
         (a)      Events of Default .........................................................................10
         (b)      Remedies ..................................................................................11
 17.     Notice and Demands .................................................................................11
 18.     Surrender of Subleased Premises ....................................................................11
 19.     Parking ............................................................................................12
 20.     Brokerage Fees .....................................................................................12
 21.     Authority to Execute Lease .........................................................................12
 22.     Security Deposit ...................................................................................12
 23.     Subtenant's Roof Use ...............................................................................14
 24.     Right of First Opportunity .........................................................................15
         (a)      Option and Exercise .......................................................................15
         (b)      Base Rental ...............................................................................16
 25.     Consent of Landlord ................................................................................17
 26.     Subordination of Sublandlord's Lien ................................................................18





                                Table of Contents
                                -----------------

                                                                                                            Page
                                                                                                            ----
 27.     Non-Disturbance Agreement ..........................................................................18
 28.     Quiet Enjoyment ....................................................................................18
 29.     Miscellaneous ......................................................................................18
         (a)      No Offer ..................................................................................18
         (b)      No Partnership ............................................................................18
         (c)      Time of the Essence .......................................................................18
         (d)      Separability ..............................................................................18
         (e)      Counterparts ..............................................................................18
         (f)      Merger ....................................................................................18



Exhibits

         Exhibit A - Lease
         Exhibit B - Floor Plan of Subleased Premises
         Exhibit C - Commencement Letter
         Exhibit D - Base Building Improvements
         Exhibit E - Subtenant's Space Plan
         Exhibit F - Construction Schedule
         Exhibit G - Sublandlord Supplied Materials

                                    SUBLEASE

         This Sublease ("Sublease") made as of the 21 day of September, 2000, between PG&E GENERATING COMPANY, a California general partnership ("Sublandlord"), and INFORMAX, INC., a Delaware corporation qualified to do business in the State of Maryland ("Subtenant").

                                   WITNESSETH

         WHEREAS, Sublandlord, as successor in interest to U.S. Generating Company, a California general partnership, is the "Tenant" under a certain Office Lease Agreement dated June 25, 1998 (the "Lease"), a true and correct copy of which is attached hereto as Exhibit A and hereby made a part hereof, by which it has leased the first (1st) through the eleventh (11th) floors ("Premises") of the building located at 7600 Wisconsin Avenue, Bethesda, Maryland 20814, commonly known as Bethesda Place II (the "Building")from
Bethesda Place II Limited Partnership, a Maryland limited partnership ("Landlord"); and

         WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord desires to sublease to Subtenant, the approximately 36,190 rentable square feet of space on the tenth (10th) and eleventh (11th) floors of the Building (the "Subleased Premises") shown as the cross-hatched area on the floor plans attached hereto as Exhibit B and hereby made a part hereof in accordance with the terms and conditions hereinafter provided;

         NOW, THEREFORE, in consideration of the rents, covenants and agreements herein contained, IT IS HEREBY AGREED AS FOLLOWS:

         1.       SUBLEASED PREMISES AND TERM.

                  (A) TERM. Sublandlord hereby subleases the Subleased Premises to Subtenant and Subtenant hereby subleases the Subleased Premises from Sublandlord upon and subject to the terms, covenants, rentals and conditions herein set forth, for a term (the "Term") consisting a Preliminary Term and a Main Term. The Preliminary Term shall commence on the date Sublandlord delivers possession of the Subleased Premises to Subtenant (the "Preliminary Commencement Date") and shall expire ninety (90) days after the Preliminary Commencement Date. The Main Term shall commence on the ninety-first (91st) day following the Preliminary Commencement Date (the "Rent Commencement Date") and expiring on October 31, 2012 (the "Termination Date"); provided, however that if the Lease shall be terminated for any reason prior to the Termination Date, then this Sublease shall expire on the termination date of the Lease.

         For purposes of this Sublease, the term "Sublease Year" shall mean each twelve (12) month period during the Term beginning on the first day of the month coincident with or next following the Rent Commencement Date and each subsequent anniversary thereof; provided, that the last Sublease Year of the Term shall end on the Termination Date and if the Rent Commencement Date is not the first day of a calendar month, the period between the Rent Commencement Date and the first day of the next calendar month shall be included in the first Sublease Year.

                  (B) INABILITY TO DELIVER POSSESSION. Sublandlord anticipates delivering possession of the Subleased Premises to Subtenant on September 1, 2000 (the "Anticipated Preliminary Commencement Date") If Sublandlord shall be unable to deliver possession of the Subleased Premises to Subtenant on the Anticipated Preliminary Commencement Date for any reason, Sublandlord shall not be subject to any liability for the failure to tender possession on said date. In such event, the rent covenanted to be paid herein shall not commence and the Rent Commencement Date shall not occur until the ninety-first (91st) day after possession of the Subleased Premises is tendered to Subtenant. No such failure to give possession on the

Anticipated Preliminary Commencement Date shall in any other respect affect the validity of this Sublease or the obligations of Subtenant hereunder, nor shall the same be construed to extend the Term, which shall in all events expire on the Termination Date. Within fifteen (15) days after the Rent Commencement Date, Sublandlord and Subtenant shall execute a Commencement Letter in the form of Exhibit C. Notwithstanding any other provision hereof to the contrary, if Sublandlord has not delivered possession of the Subleased Premises to Subtenant by December 1, 2000, for any reason, Subtenant, at its sole option, may terminate this Sublease by written notice to Sublandlord on or before December 31, 2000, unless Sublandlord shall have delivered possession of the Subleased Premises to Subtenant before such notice. In the event Subtenant terminates this Sublease pursuant to this paragraph, Sublandlord shall refund any advance Rental payment and return any security deposit to Subtenant, and the parties shall thereupon be relieved of any and all liability hereunder.

                  (c) MEASUREMENT OF SUBLEASED PREMISES.  Before the Preliminary
Commencement Date, Landlord's architect shall determine the exact number of rentable square feet in the Subleased Premises in accordance with the Washington, D.C. Association of Realtors method (hereinafter defined), and the Base Rental and Subtenant's Share (each hereinafter defined) shall be proportionately adjusted. Subtenant's architect shall have the right to confirm Landlord's architect's measurements. The parties agree that the Rentable Area of the Subleased Premises, determined pursuant to this section, and the adjusted Base Rental and Subtenant's Share shall be set forth in the Commencement Letter, attached hereto as Exhibit C, to be executed by the parties within fifteen (15) days after the Rent Commencement Date of the Lease Term. As used herein, the "Washington, D.C. Association of Realtors Method" shall mean the Washington, D.C. Association of Realtors Standard Method of Measurement dated January 1989.

         2.       CONSTRUCTION OF SUBLEASED PREMISES.

                  (A) DELIVERY AND ACCEPTANCE. Sublandlord shall deliver, and Subtenant agrees to accept, possession of the Subleased Premises with only the "Base Building Improvements" listed on the attached Exhibit D completed.

                  (B) INITIAL LEASEHOLD IMPROVEMENTS. During the Preliminary Term, Subtenant, at Subtenant's sole cost and expense (subject to reimbursement by Sublandlord pursuant to Paragraph 2(g)), shall construct the Subleased Premises, including the elevator lobby, for Subtenant's use and occupancy (the "Initial Leasehold Improvements") in accordance with a space plan reasonably approved by Sublandlord and Landlord and the Leasehold Improvement Plans and Specifications (hereinafter defined), and in accordance with the provisions of this Paragraph 2.

                  (C) ARCHITECTURAL SERVICES. An architect selected by Subtenant and approved by Sublandlord and Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (herein "Subtenant's Architect") shall, at Subtenant's expense, perform all of the architectural services required in connection with the construction of the Initial Leasehold Improvements, including, but not limited to, preparation of space plans, standard furniture and equipment layout plans, dimensional partition plans, dimensional electrical, telephone and computer outlets, reflected ceiling plans, door and hardware selections, and room finish schedules, including wall coverings, carpet and tile floor covers and other necessary construction details. The plans and specifications for the Initial Leasehold Improvements shall be approved in writing by Landlord and Sublandlord, which approval shall not be unreasonably withheld, conditioned or delayed. The approved final plans and specifications for the Leasehold Improvements are herein referred to as the "Leasehold Improvement Plans and Specifications". The approved space plan ("Subtenant's Space Plan") shall be attached hereto and made a part hereof as Exhibit E.

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 2

                  (D) DESIGN AND CONSTRUCTION SCHEDULE. In order to insure timely completion of construction of the Initial Leasehold Improvements, Subtenant shall prepare and Sublandlord shall approve a timetable whereby each party shall be obligated to meet certain dates in the design and construction process (the "Construction Schedule"). The approved Construction Schedule shall be attached hereto as Exhibit F. Subtenant's failure to meet any deadlines in the Construction Schedule shall not constitute a default hereunder.

                  (E) CONSTRUCTION. The construction of the Initial Leasehold Improvements shall be performed in accordance with the following provisions of this Paragraph 2(e):

                           (i)   Subtenant   shall   contract   with  a  general
contractor approved by Sublandlord and Landlord, which approval shall not be unreasonably withheld ("Subtenant's Contractor") for performance of the Initial Leasehold Improvements.

                           (ii) All  contractors  performing  such  construction
must be licensed to perform such work in the State of Maryland, and such contractors, or Subtenant, must maintain all insurance required by Section 16.B of the Lease.

                           (iii)  Such   construction   shall  be  performed  in
accordance with the Leasehold Improvement Plans and Specifications, and in compliance with all legal requirements and all matters of record affecting the Building. All materials and equipment to be incorporated into the Initial Leasehold Improvements shall be new and of good quality and in good operating condition, and construction shall be free from any known faults and defects. Construction not conforming to these requirements shall be corrected. Sublandlord and Landlord, at their sole cost and expense, shall be entitled to oversee all construction by Subtenant hereunder in order to assure compliance by Subtenant of the approved plans and specifications.

                           (iv)  Subtenant  shall   indemnify   Sublandlord  and
Landlord against (A) any damage sustained in connection with the work performed by any contractors retained by Subtenant, unless such damage is caused by negligence or willful misconduct of Landlord, Sublandlord or their respective agents, employees or contractors, and (B) any mechanics' or materialmen's liens against the Premises or the Building arising from the work performed by any contractors retained by Subtenant.

                  (F) PERMITS. Subtenant shall be responsible for obtaining the construction and occupancy permits for the Subleased Premises and any other permits or licenses necessary for its lawful occupancy of the Subleased Premises. This requirement shall not relieve Subtenant of its liability for Base Rental (as defined in Paragraph 3(a)) and Additional Base Rental (as defined in Paragraph 3(b)) from the Rent Commencement Date in the event all said permits have not been acquired prior thereto.

                  (G) LEASEHOLD IMPROVEMENT ALLOWANCE. Sublandlord shall provide Subtenant with materials, on site, costing approximately Sixty Thousand Six Hundred Ninety-seven and 46/100 Dollars ($60,697.46), for incorporation into the Initial Leasehold Improvements. Those materials (the "Sublandlord Supplied Materials") and the cost of the same are listed on the attached Exhibit G. Sublandlord shall also provide Subtenant with an improvement allowance (the "Leasehold Improvement Allowance") not to exceed One Million Eighty-five Thousand Seven Hundred and No/100 Dollars ($1,085,700.00) [i.e., Thirty Dollars ($30.00) per square foot of rentable area in the Subleased Premises], to be applied to the cost of the Initial Leasehold Improvements. The Leasehold Improvement Allowance shall be paid by Sublandlord to Subtenant in not more than three (3) installments, payable jointly to Subtenant and Subtenant's Contractor, as the Initial Leasehold Improvements are completed. The first two (2) installments (which shall not exceed, in the aggregate, two thirds (2/3) of the total amount of the Leasehold Improvement

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 3

Allowance) shall be paid (provided that Subtenant is not in default under this Sublease) within thirty (30) days after Subtenant's submission of a written payment request identifying the items for which payment is sought and the amount of such payment, which payment request is accompanied by (i) a certificate of Subtenant's architect to Sublandlord and any other party reasonably designated by Sublandlord, specifying that the work for which Subtenant is seeking reimbursement has been performed in accordance with the Leasehold Improvement Plans and Specifications, (ii) invoices for the work for which Subtenant is seeking reimbursement, and (iii) interim (or if final payment for an item is sought, final) releases of lien, in form and substance reasonably satisfactory to Sublandlord, from all contractors and materialmen who supplied labor or materials for the work for which Subtenant is seeking reimbursement. The final installment of the Leasehold Improvement Allowance shall be paid (provided that Subtenant is not in default under this Sublease) within thirty (30) days after the last to occur of the following: (i) final completion of all of the Initial Leasehold Improvements in accordance with the terms of this Sublease, (ii) evidence of the satisfaction of the requirements of governmental authorities with respect thereto, (iii) receipt of releases of lien from all contractors and materialmen who supplied labor or materials for the Initial Leasehold Improvements, (iv) Sublandlord's receipt of from Subtenant of invoices for materials and labor for the Initial Leasehold Improvements in an amount equal to or in excess of the Leasehold Improvement Allowance, and (v) Subtenant having commenced to use the Subleased Premises for office purposes.

         3. RENT. Commencing on the Rent Commencement Date, Subtenant covenants and agrees to pay to Sublandlord as rent for the Subleased Premises:

                  (A) BASE RENTAL. A base rental of One Million Three Hundred Fifty-seven Thousand One Hundred Twenty-five and No/100 Dollars ($1,357,125.00) per annum ("Base Rental") payable in equal monthly installments of monthly base rent in the amount of One Hundred Thirteen Thousand Ninety-three and 75/100 Dollars ($113,093.75) ("Monthly Base Rental"). Subtenant shall pay the first monthly installment of Base Rental upon execution of this Sublease. Subtenant shall pay the remaining monthly installments of Base Rental in advance without prior demand, and without deduction, abatement, recoupment or set-off of any kind, upon the first day of each and every calendar month throughout the Term.

                           On the first day of the second  Sublease Year, and on
the first day of each Sublease Year thereafter during the Term, the Base Rental (then in effect) shall be increased by two and one-half percent (2.5%).

                  (B) ADDITIONAL BASE RENTAL. Additional Base Rental, upon demand therefor by Sublessor, consisting of:

                           (i) Eighteen and twenty-four ,one hundredths  percent
(18.24%) ("Subtenant's Share", the ratio of the rentable area of the Subleased Premises to the rentable area of the Building, subject to adjustment if the rentable area of the Subleased Premises changes in accordance with Paragraph 1(c) hereof) of any increases in "Expenses" (as defined in Sections 1.B(11) and 4.E of the Lease, excluding the charges for heating and air conditioning paid by Subtenant pursuant to Paragraph 3(b)(v) below) during each calendar year over the Expenses for calendar year 2001, adjusted (as to each calendar year, including calendar year 2001), if the Building is not at least ninety-five percent (95%) occupied for the full calendar year, to reflect ninety-five percent (95%) occupancy for the full calendar year (the "Expense Base Year"), which Expense increases shall be billed by Sublandlord and payable by Subtenant in the same manner as set forth in Section 4.D of the Lease;

                           (ii)  Subtenant's  Share of any  increases in "Taxes"
(as defined in Section 4.E(7) of the Lease) during each tax year over the Taxes for the tax year ending June 30, 2002,

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 4
or if later, the first twelve (12) months in which the Building is fully assessed as a completed building (the "Tax Base Year"), which Tax increases shall be billed by Sublandlord and payable by Subtenant in the same manner as set forth in Section 4.D of the Lease;

                           (iii)  Subtenant's  Share  of  any  increases  in the
charges for electricity supplied to the Building (exclusive of charges for electricity consumption which is separately metered or submetered and payable directly by subtenants pursuant to their subleases) during each calendar year over the charges for electricity supplied to the Building (exclusive of charges for electricity consumption which is separately metered or submetered and payable directly by subtenants pursuant to their subleases) for calendar year 2001, which electric charge increases shall be billed by Sublandlord and payable by Subtenant in the same manner as set forth in Section 4.D of the Lease;

                           (iv)  Subtenant's  Share of all taxes (if any) passed
through by Landlord to the tenants of the Building pursuant to Section 4.G of the Lease;

                           (v) The actual cost to Sublandlord of heating and air
conditioning supplied to the Subleased Premises after normal Building operating hours at Subtenant's request, pursuant to Paragraph 9(a) of this Sublease, which amounts shall be payable by Subtenant to Sublandlord within ten (10) days after delivery to Subtenant of a bill therefor; and

                           (vi) Any  other  payment  (other  than  Base  Rental)
required to be paid by Subtenant to Sublandlord under the terms of this Sublease.

In the event of a default in the payment of Additional Base Rental, Sublandlord shall have the same remedies as for a default in payment of Base Rental.

                  (C) PAYMENT OF RENT. Payment of Base Rental and Additional Base Rental (collectively "Rent") shall be paid in lawful money of the United States io Sublandlord "Attention: David N. Bassett, Vice President and Treasurer" at the address designated in Paragraph 17 hereof, or as otherwise designated from time to time by written notice from Sublandlord to Subtenant. The obligation to pay Rent hereunder is independent of each and every other covenant and agreement contained in this Sublease except as specifically set forth herein.

                  (D)  LATE  PAYMENT.  All Rent not  paid  when due  shall  bear interest from the date due until paid at the rate of fifteen percent (15%) per annum or the highest legal rate, whichever is lower (the "Maximum Rate" for purposes of this Sublease and the Lease). In addition, if Subtenant fails to pay any installment of Rent within five (5) days from the date when due and payable hereunder (or the date of notice thereof, in the case of non-regularly scheduled payments of Additional Base Rental), a late payment penalty in the amount of five percent (5%) of the overdue installment shall be due and payable immediately by Subtenant to Sublandlord, as Additional Base Rental. Notwithstanding the foregoing, Sublandlord agrees to waive the first such late payment penalty in each calendar year, provided that Sublandlord receives the overdue payment within five (5) days after written notice to Subtenant that such payment is overdue.

         4. PERMITTED USE. Subtenant shall use and occupy the Subleased Premises for general office purposes, including a computer/data center and telephone switch facility, and for no other use or purpose.

         5. INCORPORATION OF LEASE. Except as herein otherwise expressly provided, all of the terms of the Lease as they pertain to the Subleased Premises are hereby incorporated into and made a part of this Sublease as if stated at length herein, and Subtenant accepts this Sublease subject to, and hereby, during the Term of this Sublease, assumes all of the terms, covenants,

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 5
conditions and agreements contained in the Lease with respect to the Subleased Premises, to be performed by Sublandlord thereunder. The parties hereto agree that subject to the provisions of this Sublease, wherever the words "Premises" or words of similar import appear in the Lease, the same shall be deemed to mean the Subleased Premises and wherever the words "Landlord" and "Tenant" appear in the Lease, the words shall be deemed to refer to Sublandlord and Subtenant respectively, so that, subject to the provisions of this Sublease and with respect only to the Subleased Premises, Sublandlord shall have the rights and powers of the Landlord under the Lease, and Subtenant shall have and does hereby agree to be bound by and accept all the rights, powers, duties and obligations of the Tenant under the Lease; provided, however, that notwithstanding the foregoing, Sublandlord shall have no obligation to perform or furnish any of the work, services, repairs or maintenance undertaken to be made by Landlord under the Lease, or any other term, covenant or condition required to be performed by Landlord under the Lease. Subtenant covenants and agrees that it shall do nothing which shall have the effect of creating a breach of any of the terms, covenants and conditions of the Lease. In the event that Landlord shall fail or refuse to comply with any of the respective provisions of the Lease, Sublandlord shall have no liability on account of any such failure or refusal. Subtenant may communicate directly with Landlord and/or Landlord's management agent with respect to day-to-day matters within the scope of services provided by Landlord to, and for use and occupancy of, the Premises by Sublandlord under the terms of the Lease. Sublandlord hereby agrees to cooperate with and execute, all at Subtenant's expense, all instruments and supply information reasonably required by Subtenant in order to enforce such compliance. Subtenant hereby agrees to indemnify and hold Sublandlord harmless of and from any and all damages, liabilities, obligations, costs, claims, losses, demands, and expenses, including reasonable attorneys' fees, which may be incurred by Sublandlord in or as a result of such cooperation and execution, unless caused by Sublandlord's negligence or willful misconduct. In amplification and not in limitation of the foregoing and without any allowance to Subtenant or other reduction or adjustment of Rent, Sublandlord shall not be responsible for furnishing electrical, elevator, heating, air conditioning, cleaning, window washing, or other services, nor for any maintenance or repairs in or to the Subleased Premises or the Building of which it is a part or to any of the facilities or equipment therein; provided, however, for any period during which Sublandlord receives an abatement of Rent under Section 7.B of the Lease due to a failure of Landlord to provide services, Subtenant shall receive an abatement of the Rent due under this Sublease.

         The  following  sections of the Lease shall not be  applicable  to this
Sublease: 1A(1), 1A(2), 1A(4), 1A(5), 1A(6), 1A(7), 1A(8), 1B(1), 1(B(2), 1B(4),
1B(6), 1B(12), 1B(14) 1B(15),  1B(17),  1B(20),  1B(21), 1B(25), 1B(26), 1B(32),
1B(34),  1B(35),  1B(37) and 1B(38) (Basic Lease  Information;  Definitions);  3
(Term); 4A, 4B, 4C, 4F, 4H, 4I, 4J and 4K (Rent); 6 (Storage Space); 9 (Graphics); the last three sentences of 10A, the last sentence of 10B and the first sentence of 10C (Repairs and Alterations); 11A and the first two sentences of 11 B (Electrical Services); 13A (Assignment and Subletting); 15 (Indemnity); 16A and 16D (Tenant's Insurance); the last sentence of 18A, 18B and 18C (Landlord's Insurance); 28 (Construction of the Premises); the second, third and fourth paragraphs of 30 (Subordination); 34 (Access to Roof); 37 (Parking Garage); the last sentence of 38 (Access); 39 (Option to Extend); 40 (Expansion Space); 41F, 41I,41O and 41P (Miscellaneous); 42 (Right of First Offer); Exhibit D (Commencement Letter); Exhibit E (Outline and Location of Storage Space); Exhibit G (Schedule of Base Building Plans and Specifications); Exhibit H (Form of Guaranty); Exhibit I (Title Insurance Policy and Commitment on Property); Exhibit J (Construction Schedule); Exhibit K (Schedule of Base Rental); Exhibit L (Schedule of Insurance Deductibles); and Exhibit M (Work Letter).

         6. TRANSMITTAL OF NOTICES AND DEMANDS. Sublandlord shall promptly transmit to Landlord any notice or demand received from Subtenant and shall promptly transmit to Subtenant any notice or demand received from Landlord. Subtenant shall promptly transmit to Sublandlord any notice or demand received from Landlord or any other party relating to the Subleased Premises.

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                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 6


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         7.  LANDLORD'S  CONSENT TO CERTAIN ACTS.  Subtenant  agrees that in any case where the provisions of the Lease or this Sublease require the consent or approval of Landlord prior to the taking of any action, it shall be a condition precedent to the taking of such action that the prior consent or approval of Landlord shall have been obtained. Subtenant agrees that Sublandlord shall not have any duty or responsibility with respect to obtaining the consent or approval of Landlord when the same is required under the terms of the Lease, other than the transmission by Sublandlord to Landlord of Subtenant's request for such consent or approval.

         8. SUBLANDLORD'S RIGHT TO CURE SUBTENANT'S DEFAULT. Subtenant shall not do or suffer or permit anything to be done which would cause the Lease to be terminated or forfeited by virtue of any rights of termination or forfeiture reserved or vested in Landlord or by law or in equity. If Subtenant shall default beyond the expiration of any applicable cure period in the performance of any of its obligations under this Sublease or under the Lease, Sublandlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Subtenant upon prior notice. If Sublandlord makes any expenditures or incurs any obligation for the payment of money in connection therewith, such sums paid or obligations incurred shall be deemed to be Additional Rent hereunder and shall be paid to Sublandlord by Subtenant on demand.

         9.       UTILITIES.

                  (A) OVERTIME HEATING AND AIR CONDITIONING. Should Subtenant require heating or cooling services beyond the Normal Business Hours for the Building stipulated in Section 1B(23) of the Lease, Sublandlord will furnish such additional service at the then-prevailing hourly rate, as established by Sublandlord from time to time, provided that Subtenant gives Sublandlord no less than forty-eight (48) hours advance written notice of the need therefor.

                  (B) EXCESSIVE ELECTRICAL USE. If Sublandlord believes (i) that the Subleased Premises, and portion thereof, or any electrical equipment or machinery therein, is consuming or will consume electricity in excess of 1.5 watts per square foot for lighting (exclusive of the electric power needed for the Building MEP systems) and/or 5 watts per square foot for receptacles (exclusive of the electric power needed for the Building MEP systems), or (ii) that the Subleased Premises, and portion thereof, or any electrical equipment or machinery therein, is consuming or will consume electricity for significantly more hours per week than is standard for normal office use, then Sublandlord may require that the Subleased Premises or such portion thereof or such equipment or machinery therein be separately metered or submetered for electricity consumption. The cost of any such meters and of installation, maintenance and repair thereof shall be paid by Subtenant. Subtenant agrees to pay Sublandlord or Landlord (or the utility company, if direct service is provided by the utility company), promptly upon demand therefor, for all such electricity consumption as shown by said meters, at the rates charged for such service by the local public utility company.

         10.      ASSIGNMENT OF SUBLEASE.

                  (A) Subtenant shall not assign, mortgage or encumber this Sublease, nor sublet, nor suffer or permit the Subleased Premises or any part thereof to be used by others (any of which events is hereinafter and in the Lease referred to as a "Transfer"), except with the prior written consent of Sublandlord and Landlord, which consent may be granted or withheld in their sole discretion, except as otherwise set forth in Paragraphs 10(b), 10(c) and 10(d). Any attempted Transfer in violation of this provision shall be void. In no event shall any Transfer, including without limitation a Transfer permitted under Paragraph 10(b) below, relieve Subtenant of its liability and responsibility to Sublandlord under this Sublease or to Landlord under the Lease in the absence of any express written agreement with Sublandlord or Landlord, as the case may be, to that effect.

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                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 7


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                  (B) Provided  that  Subtenant  is not then in default,  and is then (and after the commencement of the proposed sublease will be) occupying at least seventy-five percent (75%) of the Subleased Premises, Subtenant shall have the right to sublet up to twenty-five percent (25%) of the Subleased Premises with the prior written consent of Sublandlord and Landlord, WHICH consent shall not be unreasonably withheld, conditioned or delayed, provided that the proposed subtenant is comparable to other tenants of first class office buildings in Bethesda, Maryland.

                  (C) In the event Subtenant desires to sublet any part of the Subleased Premises, and the part of the Subleased Premises proposed to be sublet, together with the parts of the Subleased Premises previously sublet by Subtenant, constitutes more than twenty-five percent (25%) of the Subleased Premises, Subtenant shall give Sublandlord and Landlord written notice of Subtenant's desire to do so. Within sixty (60) days of receipt of said notice, Sublandlord shall have the right to terminate this Sublease with respect to the portion of the Subleased Premises that Subtenant desires to sublet. If Sublandlord fails to exercise such right, Subtenant shall have the right to sublet such portion of the Subleased Premises with the prior written consent of Sublandlord and Landlord, which consent shall not be unreasonably withheld, provided that Subtenant is not then in default and that the proposed subtenant is comparable to other tenants of first class office buildings in Bethesda, Maryland; provided, however, that Subtenant shall pay to Sublandlord monthly fifty percent (50%) of the "Net Profits" (as defined herein) received by Subtenant in connection with such sublease. "Net Profits" is defined as the excess of the rent and/or all other sums collected by Subtenant under or in connection with such sublease over and above the Rent payable by Subtenant to Sublandlord under this Sublease for the space covered by such sublease (which shall be the pro rata portion of the total Rent payable hereunder) and the direct, out of pocket costs incurred by Subtenant in performing alterations or leasehold improvements for the assignee or subtenant and the leasing commissions paid, and rental abatement granted, by Subtenant in connection with such assignment or sublease.

                  (D) Notwithstanding anything to the contrary herein, Subtenant may assign this Sublease or sublet all or part of the Subleased Premises either to a wholly owned corporation or entity or controlled subsidiary or parent of the Subtenant or to any successor to Subtenant by purchase, merger, consolidation or reorganization (hereinafter collectively referred to as "Corporate Transfer") without the consent of Sublandlord or Landlord and without being subject to Sublandlord's rights under Paragraph 10(c), provided that (i) Subtenant is not in default under this Sublease; (ii) if such proposed Transferee is a successor to Subtenant by purchase, said proposed Transferee shall acquire all or substantially all of the stock or assets of Subtenant's business or, if such proposed Transferee is a successor to Subtenant by merger, consolidation or reorganization, the continuing or surviving corporation shall own all or substantially all of the assets of Subtenant; (lii) such Corporate Transfer shall be subject to the terms of this Sublease; (iv) in the case of an assignment, such proposed Transferee shall have a net worth which is equal to or greater than Subtenant's net worth at the date of this Sublease; and (v) in the case of an assignment, such proposed Transferee shall assume all the obligations of Subtenant hereunder. Subtenant shall give Sublandlord and Landlord written notice at least thirty (30) days prior to the effective date of any such Corporate Transfer. As used herein, the term "controlled subsidiary" shall mean a corporate entity wholly owned by Subtenant or at least fifty-one percent (51%) of whose voting stock is owned by Subtenant.

         11. ALTERATIONS TO SUBLEASED PREMISES. Subtenant covenants at all times during the Term not to make any alterations or additions to the Subleased Premises of any nature whatsoever without the prior written consent of Sublandlord and Landlord, which consent shall not be unreasonably withheld, conditioned or delayed for nonstructural, interior alterations. In the event Subtenant obtains Sublandlord's and Landlord's consent and all necessary governmental approvals and permits, Subtenant shall have the right to make such alterations at Subtenant's sole expense. All alterations and additions made by Subtenant to the Subleased Premises shall remain upon the

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                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 8

Subleased Premises and be surrendered with the Subleased Premises at the expiration of the Term without disturbance, molestation or injury, unless otherwise specified by Sublandlord or Landlord. Should Sublandlord or Landlord elect, at the time of consenting to any alterations or additions to be made by Subtenant upon the Subleased Premises, that such alteration or additions be removed upon the expiration of the Term, Subtenant agrees that Sublandlord or Landlord shall have the right to cause same to be removed at Subtenant's sole cost and expense. Subtenant agrees to reimburse Sublandlord or Landlord for the cost of such removal and repairing any damage resulting therefrom.

          12.     SIGNAGE.

                  (A) DIRECTORY AND SUITE ENTRANCE SIGNS. Sublandlord agrees to display, at Subtenant's expense, Subtenant's name and other listings for Subtenant on the Building directory or directories in the size and style or lettering used by Sublandlord. The number of individual names listed on the Building directory or directories for Subtenant shall, after deducting the portion of the directory used by Sublandlord, be proportional to percentage of portion of the Building not occupied by Sublandlord, which is subleased by Subtenant. Subtenant may display its name on the corridor wall adjacent to the Subleased Premises, as directed by Sublandlord, in Building standard color, size and style of lettering, to be furnished by Sublandlord at Subtenant's expense.

                  (B) CONSENT REQUIRED. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building, or inside of the Subleased Premises where it may be visible from outside or from the public areas of the Building, except with the prior written consent of Sublandlord and Landlord, which may be granted or withheld in their sole discretion, and then only in such location, number, size, color and style as is authorized by Sublandlord and Landlord. If any such sign, advertisement or notice is exhibited without first obtaining Sublandlord's and Landlord's written consent, Sublandlord shall have the right to remove same, and Subtenant shall be liable for any and all expenses incurred by Sublandlord in connection with said removal.

         13. INDEMNITY. Except for the negligent or willful acts or omissions of Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties"), Sublandlord, and its members, principals, beneficiaries, partners, officers, directors, employees and agents, and the respective principals and members of any such agents (collectively, the "Sublandlord Related Parties"), Subtenant shall indemnify, defend and hold Landlord, the Landlord Related Parties, Sublandlord and the Sublandlord Related Parties harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (collectively, "Claims"), including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord, any of the Landlord Related Parties, Sublandlord or any of the Sublandlord Related Parties that (1) arise from or in connection with the possession, occupancy, management, repair, maintenance or control of the Subleased Premises, or any portion thereof, by Subtenant or any party claiming by, through or under Subtenant, or
(2) arise from or in connection with any act or omission by Subtenant or any party claiming by, through or under Subtenant in the Limited Common Areas of the Building (defined, for purposes of this Sublease and the Lease, notwithstanding anything to the contrary in the Lease, as those areas of the Building provided for the common use or benefit of Sublandlord, Subtenant, the other subtenants of the Building and Landlord, such as corridors, elevator foyers, restrooms, lobby areas, loading docks and other similar facilities) including, to the extent applicable under this subparagraph (2), all such Claims resulting by reason of any injury or death to persons or damage to property, or (3) arise from or in connection with any willful or negligent act or omission of Subtenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, or (4)

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                     Sublease Agreement - Page 9
result from any failure on the part of Subtenant to perform or comply with any of the covenants, agreements, terms or conditions contained in the Lease or this Sublease with which Subtenant must comply or perform, or (5) arise from injury or death to persons or damage to property sustained in the Subleased Premises or any other space leased to Subtenant in the Building. In case any action or proceeding is brought against Landlord, any of the Landlord Related Parties, Sublandlord or any of the Sublandlord Related Parties by reason of any of the foregoing, Subtenant shall, at Subtenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord and Sublandlord, or at Landlord's and Sublandlord's option, reimburse Landlord and Sublandlord for the cost of any counsel directly retained by Landlord and Sublandlord to defend and resist such action or proceeding.

         14. SUBTENANT'S INSURANCE. At all times commencing on or after the earlier of the Preliminary Commencement Date or the date Subtenant or its agents, employees or contractors enters the Subleased Premises for any purpose, Subtenant shall carry and maintain, at its sole cost and expense:

                  (1) Commercial General Liability Insurance applicable to the Subleased Premises, providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Subtenant's indemnity obligations under this Sublease and the Lease.

                  (2) All Risk of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Subtenant's Property in the Subleased Premises.

                  (3) Workers' Compensation Insurance as required by the state in which the Subleased Premises is located and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

                  (4) Whenever Landlord requires Tenant to obtain additional insurance coverage or different types of insurance pursuant to the Lease, Subtenant shall, upon request, obtain such insurance at Subtenant's expense and provide Sublandlord with evidence thereof.

The requirements of Section 16C of the Lease shall apply to all insurance which Subtenant is required to maintain pursuant to the terms of this Sublease.

         15. EMINENT DOMAIN, LOSS BY CASUALTY. In the event of any taking by eminent domain or damage by fire or other casualty to the Subleased Premises thereby rendering the Subleased Premises wholly or in part untenantable, Subtenant shall acquiesce in and be bound by any action taken by or agreement entered into between Landlord and Sublandlord with respect thereto.

         16.      DEFAULT.

                  (A) EVENTS OF DEFAULT. In addition to the events of default set forth in Section 22 of the Lease, the following event shall be deemed to be events of default under this Sublease:

                           (i) A Transfer in violation of Paragraph 10; or

                           (ii)   Subtenant's   abandonment   of  the  Subleased
Premises for more than thirty (30) consecutive days.

Notwithstanding anything to the contrary in subsection 22A of the Lease, Sublandlord shall not be required to give Subtenant more than two (2) such notices in any twelve (12) month period.

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                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 10

                  (B) REMEDIES. If this Sublease or Sublessee's right to possession of the Subleased Premises is terminated because of an event of default, Sublandlord shall have all of the remedies set forth in Section 23 of the Lease.

         17. NOTICE AND DEMANDS. All notices or demands under this Sublease shall be in writing and shall be sent by overnight courier service (such as Federal Express), or registered or certified mail, return receipt requested, or hand delivered, to the following addresses or such other address as either of the parties may designate by written notice:

         If To Sublandlord:               PG&E Generating Company
                                          7500 Old Georgetown Road
                                          13th Floor
                                          Bethesda, Maryland 20814
                                          Attn: P. Chrisman Iribe,
                                                PCI President

         with a copy to:                  PG&E Generating Company
                                          7500 Old Georgetown Road
                                          13th Floor
                                          Bethesda, Maryland 20814
                                          Attn: Stephen Herman, Esquire,
                                                   General Counsel

         If To Subtenant:                 Before occupancy of Subleased
                                            Premises:

                                          InforMax, Inc.
                                          6010 Executive Boulevard
                                          Rockville, Maryland 20852

                                          After occupancy of Subleased Premises:

                                          InforMax, Inc.
                                          7600 Wisconsin Avenue
                                          10th Floor
                                          Bethesda, Maryland 20814

  With a copy (in either case) to:        Hogan & Hartson L.L.P.
                                          8300 Greensboro Drive
                                          Suite 1100
                                          McLean, Virginia 22102
                                          Attn:  Dennis K. Moyer, Esquire

All notices hereunder shall be effective when delivered in person or by overnight courier service, as indicated on the receipt obtained by the messenger or overnight delivery service, or three (3) business days after mailing, as the case may be.

         18. SURRENDER OF SUBLEASED PREMISES. Upon the expiration or other termination of the Term, Subtenant covenants to quit and surrender to
Sublandlord or Landlord, as the case may be, the Subleased Premises, broom clean, in good order and condition, ordinary wear and tear damage by fire or other casualty excepted, and at Subtenant's expense to remove all property of Subtenant. Any property not so removed shall be deemed to have been abandoned by Subtenant

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 11
and may be retained or disposed of at Subtenant's expense by Sublandlord or Landlord, as either may desire.

         19. PARKING. Subtenant shall have the right to use up to two (2) parking spaces in the Building parking garage per one thousand (1,000) rentable square feet of floor space in the Subleased Premises; provided, however, that if Subtenant does not commence using all such parking spaces on the Rent Commencement Date, or ceases using all such parking spaces at any time thereafter, Subtenant shall thereafter have the right to use the remaining parking spaces allocated to Subtenant only to the extent there are then unused parking spaces in the Building parking garage. For each month during the Term, Subtenant shall pay to Sublandlord, as Additional Rent for the use of such parking spaces, an amount equal to the product obtained by multiplying: (i) the number of parking spaces utilized by Subtenant in this paragraph, by (ii) the market rent for each such space, as determined from time to time by Landlord, Sublandlord and/or the garage operator. On the Rent Commencement Date the rent for each such space shall be One Hundred and No/100 Dollars ($100.00) per month. No specific parking spaces shall be designated for use by Subtenant; provided, however, that if Sublandlord or Landlord institutes reserved parking for subtenants of the Building, then at Subtenant's option, up to four (4) of the parking spaces allocated to Subtenant above shall be designated as reserved for Subtenant and the rent for each such reserved space shall be the market rent for a reserved space, as determined from time to time by Landlord, Sublandlord and/or the garage operator. Subtenant acknowledges that Landlord has the right to institute either a valet or self-parking system.

         20. BROKERAGE FEES. The parties hereto represent and warrant to each other that they have not dealt with any broker other than Jones Lang LaSalle USA and The Bank Companies. Sublandlord shall pay said brokers a brokerage commission pursuant to a separate agreement between Sublandlord and said brokers in connection with this Sublease. Each party hereto agrees to indemnify, defend and hold the other party harmless against any claim or liability for a commission by any broker, arising by reason of a breach by the indemnifying party of the aforesaid representation and warranty.

         21. AUTHORITY TO EXECUTE LEASE. Each of Subtenant and Sublandlord represents and warrants that this Sublease has been duly authorized, executed and delivered by and on behalf of such party and constitutes the valid and binding agreement of such party in accordance with the terms hereof.

         22.     SECURITY DEPOSIT.

                  (A) Subtenant has deposited with Sublandlord before or simultaneously with the execution of Sublease, a cash deposit or an irrevocable and unconditional letter of credit, in form and substance and with a bank satisfactory to Landlord, in the amount of Four Hundred Sixty Thousand Two Hundred and No/100 Dollars ($460,200.00) as a deposit to secure the prompt performance of Subtenant's obligations hereunder. On or before the Delivery Date, Subtenant shall deposit with Sublandlord a cash deposit or an irrevocable and unconditional letter of credit, in form and substance and with a bank satisfactory to Landlord, in the amount of Nine Hundred Twenty Thousand Four Hundred and No/100 Dollars ($920,400.00) as an additional deposit to secure the prompt performance of Subtenant's obligations hereunder. In the event that Subtenant fails to provide Landlord with such additional Nine Hundred Twenty Thousand Four Hundred and No/100 Dollar ($920,400.00) deposit on or before the Delivery Date, then this Sublease shall automatically terminate on the Delivery Date, Sublandlord shall retain the Four Hundred Sixty Thousand Two Hundred and No/100 Dollar ($460,200.00) deposit as full and complete liquidated damages for Subtenant's failure to deliver such additional deposit, Sublandlord shall return any advance Rent payment to Subtenant, and the parties shall thereupon be relieved of any and all further liability under this Sublease.

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                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 12

                  (B) If Subtenant provides cash deposits, such deposits may be commingled with Sublandlord's general funds, if permitted by law. Sublandlord shall have the right, but shall not be obligated, to apply all or any portion of such deposits to cure any default, in which event Subtenant shall be obligated to deposit with Sublandlord the amount necessary to restore such deposits to their original amount within five (5) days after written notice from Sublandlord. To the extent not forfeited or otherwise used as provided herein, and provided the Subleased Premises are vacated in good condition, ordinary wear and tear and damage by fire or other casualty excepted, as described in Paragraph 18, the deposits shall be returned, without interest, to Subtenant within thirty (30) days after the expiration or other termination of this Sublease.

                  (C) If Subtenant provides letters of credit, said letters of credit shall be issued by a commercial bank satisfactory to Sublandlord, having banking offices at which said letters of credit may be drawn upon in the Washington, D.C. metropolitan area, and a net worth of not less that One Billion Dollars. Said letters of credit shall be subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590, and shall be transferable one or more times by Sublandlord without the consent of
Subtenant. Any transfer fees in connection therewith shall be payable by Subtenant. Sublandlord hereby approves PNC Bank as the issuing bank for said letters of credit. Sublandlord shall have the right, but shall not be obligated, to draw down all or any portion of said letters of credit to cure any event of default which continues beyond the expiration of any applicable cure period. The letter of credit shall provide that it may be drawn down by Sublandlord upon presentation of Sublandlord's draft drawn on the issuing bank. If, during the Preliminary Term or during any Sublease Year, Sublandlord draws down more than twenty-five percent (25%) of the original aggregate amount of the letters of credit, then Subtenant, within fifteen (15) days after written notice from Sublandlord, shall provide Landlord with an additional letter of credit in the amount of the difference between the original aggregate amount of the letters of credit and the then-current balance thereof. Not less than thirty (30) days prior to the expiration date of any letter of credit provided hereunder, Subtenant shall provide Sublandlord with a replacement letter of credit in the same amount (or such lesser amount as may be required under subparagraph 22(d) (except that if Subtenant does not exercise its renewal option with Landlord, no such replacement letter of credit shall be required after the expiration of the twelfth (12th) Sublease Year, and if Subtenant does exercise its renewal option with Landlord, the replacement letter of credit required at the expiration of the twelfth (12th) Sublease Year shall be deposited with Landlord and shall provide that it may be drawn down by Landlord upon presentation of Landlord's draft drawn on the issuing bank). Each letter of credit provided hereunder (except, if Subtenant does not exercise its renewal option with Landlord, that provided during the twelfth (12th) Sublease Year) shall provide that in the event it is not supplemented by a replacement letter of credit or cash deposit on or before thirty (30) days prior to its expiration, then Sublandlord may draw down the full amount of such letter of credit. Sublandlord agrees that if it draws down a letter of credit due solely to a failure of Subtenant to so provide a replacement letter of credit, Sublandlord shall hold the proceeds of same in an interest-bearing account with a financial institution that is insured by the FDIC or any federal successor thereto, until the sooner to occur of (i) Subtenant's provision of such a replacement letter of credit, at which time such proceeds shall be paid to Subtenant, or (ii) an event of default by Subtenant of one or more of its obligations under this Sublease which continues beyond the expiration of any applicable cure period, at which time Sublandlord shall withdraw proceeds in an amount equal to the economic loss suffered by Sublandlord as a result of such event of default, and the remaining proceeds (if any) shall continue to be held in such account pursuant to the terms hereof. Notwithstanding the foregoing, if Subtenant exercises its renewal option with Landlord, and Sublandlord draws down on the letter of credit provided during the twelfth (12th) Sublease Year due solely to a failure of Subtenant to provide a replacement letter of credit, then Sublandlord shall pay the proceeds of such letter of credit to Landlord, to be held in accordance with the terms of this paragraph. Subtenant hereby agrees to cooperate, at its expense, with Sublandlord to promptly execute and deliver to Sublandlord any and all modifications, amendments and replacements to the letters of credit as Sublandlord may reasonably request to carry out the terms and conditions of this Paragraph 22(c).

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 13

                  (D) Notwithstanding anything to the contrary herein, Subtenant may reduce the amount of the cash or letter of credit security deposit provided hereunder to Six Hundred Ninety Thousand Three Hundred and No/100 Dollars ($690,300.00) [i.e., six (6) times the initial monthly Base Rental], provided that Subtenant gives Sublandlord not less than thirty (30) days written notice of its intent to so reduce the security deposit, which notice is accompanied by Subtenant's most recent annual audited financial statement, and a year-to-date financial statement certified as correct by Subtenant's Chief Financial Officer, both of which financial statements show cash and cash equivalents of at least Five Million Dollars ($5,000,000.00) and earnings before interest, taxes, depreciation and amortization of at least One Million Dollars ($1,000,000.00).

                  (E) Sublandlord, in its sole discretion, may permit Subtenant to replace all or part of the cash or letter of credit deposits with a bond, provided that the bond issuer's creditworthiness and experience as a surety and the form of the bond are acceptable to Sublandlord, in its sole discretion.

                  (F) Sublandlord may deliver the cash, letter of credit or bond deposits to any assignee of Sublandlord's interest in this Sublease, whereupon Sublandlord shall be discharged from any further liability with respect to such deposits. This provision shall apply also to any and all subsequent transferors of the Sublandlord's interest in this Sublease.

         23.     SUBTENANT'S ROOF USE.

                  (A) Throughout the Term, Subtenant shall have the right to install and maintain, subject to applicable laws and governmental regulations and the provisions of this Paragraph 23, one or more satellite or antenna dishes, solely for Subtenant's use in the operation of its primary business, on an area or areas in locations mutually and reasonably acceptable to Sublandlord and Subtenant and approved by Landlord, on the roof of the Building ("Subtenant's Roof Use"). Subtenant shall screen such installations in a manner mutually acceptable to Landlord, Sublandlord and Subtenant. Subtenant shall remove any such satellite or antenna dishes and any related equipment from the Building at the expiration or other termination of the Term of this Sublease, and Subtenant shall, at its sole cost and expense, make all necessary repairs or restoration occasioned by such removal and restore any portion of the Building affected by the installation of the satellite or antenna dishes and related equipment to its original condition. Subtenant shall pay all costs associated with the installation, maintenance, repair, use, insurance and removal of such satellite or antenna dishes and any related equipment. Subtenant may use up to fifty (50) square feet of space on the roof of the Building for Subtenant's Roof Use without the payment of rent therefor to Sublandlord or Landlord. If Subtenant requires more than fifty (50) square feet of space on the roof of the Building for Subtenant's Roof Use, Sublandlord and Landlord reserve the right to charge Subtenant rent for the roof space in excess of fifty (50) square feet used for Subtenant's Roof Use. Subtenant shall not assign or sublet any of its rights under this Paragraph 23 to any other party.

                  (B) Subtenant shall give Landlord reasonable telephonic notice before any entry onto the roof of the Building by Subtenant's agents, employees or contractors, and shall permit Landlord's agents or employees to accompany Subtenant's agents, employees or contractors on any such entry onto the roof. Landlord and Sublandlord shall not be liable for any claims, losses, actions, damages, liabilities or expenses arising from any satellite or antenna dishes or related equipment installed by Subtenant on the roof of the Building, or the installation, maintenance, repair, use or removal of such dishes and related equipment.

                  (C) Subtenant shall obtain Sublandlord's and Landlord's written consent prior to installation of any satellite or antenna dishes or other roof-top equipment, with respect to the type, weight, method of installation and appearance of all such items. Sublandlord and Landlord shall be entitled to condition its consent to the installation of such load supports as Sublandlord or

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                     Sublease Agreement- Page 14

Landlord may reasonably determine necessary to support the proposed roof-top equipment. Subtenant shall provide Sublandlord and Landlord with plans and specifications sufficient for such purposes. Subtenant will obtain prior to installation, any and all governmental licenses, approvals necessary for the installation, maintenance and use of any equipment installed pursuant to this Paragraph 23. Subtenant's Roof Use shall not in any way conflict with any applicable laws or governmental regulations. Subtenant shall indemnify and hold Sublandlord and Landlord harmless from and against any and all loss, cost (including reasonable attorney's fees incurred in defending Sublandlord and Landlord), damage or liability arising out of any violation by Subtenant's Roof Use of any applicable laws. The provisions contained in Sections 10 and 16 of the Lease shall fully govern all roof-top installations by Subtenant hereunder.

                  (D)  Subtenant's  Roof  Use  shall be  exercised:  (i) in such manner as will not create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life, safety, public utilities or other systems or facilities in the Building; (ii) in such a manner as will not unreasonably interfere with Landlord's operation or maintenance of the Building or the operations of other tenants of the Project; (iii) at Subtenant's cost, including the cost of repairing any damage to the Building and any personal injury and/or property damage caused by the installation, inspection, adjustment, maintenance, removal or replacement of any of Subtenant's equipment on the roof; and (iv) in a manner which will not void or invalidate any roof warranty then in effect with respect to the roof of the Building. Subtenant, at its expense, shall use a roof contractor approved by Landlord to seal any roof penetration caused by the installation, maintenance or removal of Subtenant's equipment and Subtenant shall be responsible for all roof repairs necessitated by the installation, maintenance, use or removal of such equipment, including any roof repairs which would have been covered by a warranty lost by reason of any of the same. Subtenant shall eliminate, to the extent possible, any electromagnetic interference with the equipment of Landlord, Sublandlord and other subtenants of the Building caused by Subtenant's satellite or antenna dishes and related equipment.

                  (E) To the extent that Subtenant shall cause any wiring or cabling (including, without limitation, any and all supporting structures) to be installed, pulled or operated in the Subleased Premises (including, without limitation, any telecommunications equipment installed by reason of Subtenant's Roof Use) such wiring or cabling, and supporting structures at Landlord's option shall be removed (provided Landlord advised Subtenant in writing at the time of its consent to the installation of such wiring and cabling that such items are to be removed) and the Building restored by Subtenant at Subtenant's expense upon expiration or earlier termination of this Sublease. The obligations of Subtenant under this Paragraph 23 shall expressly survive such termination or expiration of this Lease.

         24.     RIGHT OF FIRST OPPORTUNITY.

                  (A) OPTION AND EXERCISE. If the second (2nd) or third (3rd) floor of the Building (each, an "Expansion Floor") shall become available for subletting at any time during the Term, then provided that Subtenant is not in default and is occupying at least seventy-five percent (75%) of the Subleased Premises, Subtenant shall have a right of first opportunity to sublease the entire such Expansion Floor (but not less than the entire such Expansion Floor) for the then-remaining Term of this Sublease, upon the same terms, covenants and conditions as set forth in this Sublease with respect to the Subleased Premises, except that (i) the Rent Commencement Date for the Expansion Floor shall be the date on which Sublandlord delivers possession of the Subleased Premises to Subtenant in its "as is" condition, and (ii) there shall be no Improvement Allowance with respect to the Expansion Floor, and (iii) the Base Rental payable for the Expansion Floor shall be determined in accordance with Paragraph 24(b). Sublandlord shall give Subtenant not less than twelve (12) months written notice of the date on which Sublandlord anticipates that the Expansion Floor will be available for occupancy by a subtenant (the "Anticipated Occupancy Date").
Subtenant may then exercise its right of first opportunity by giving written notice of the

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 15
exercise to Sublandlord within thirty (30) days after the date of Landlord's notice. A failure by Subtenant to respond within said thirty (30) day period shall totally extinguish Subtenant's right of first opportunity to sublease the Expansion Floor. The right of first opportunity granted hereby may not be assigned or transferred by Subtenant.

                  (B) BASE RENTAL. If Subtenant exercises its right of first opportunity to sublease the Expansion Floor, the Base Rental for the Expansion Floor shall be computed as an amount equal to the fair market rental rate of the Expansion Floor as then improved, as if vacant, based on its use as general office space and taking into account all relevant provisions of this Lease. Sublandlord and Subtenant shall employ the procedure and timetable described below for the purpose of computing the fair market rental rate of the Expansion Floor and the Base Rental properly payable during the first Sublease Year of the extension term:

                  (i) Not later than the three hundred fortieth (340th) day prior to the Anticipated Occupancy Date, Sublandlord shall deliver to Subtenant notice of its proposed Base Rental for the Expansion Floor.

                  (ii) Not later than the three hundred thirty-fifth (335th) day prior to the Anticipated Occupancy Date, Subtenant shall send to Sublandlord notice of its proposed Base Rental for the Expansion Floor.

                  (iii) In the event the parties negotiate and agree to a Base Rental and have executed a written agreement establishing same on or before the three hundred twenty-fifth (325th) day prior to the Anticipated Occupancy Date, then said Base Rental shall be binding upon the parties.

                  (iv) In the event the parties have failed to, execute such an agreement by said date, then Subtenant shall engage an appraiser, who is a member of the American Institute of Real Estate Appraisers (a "MAI Appraiser"), on or before the three hundred fifth (305th) day prior to the Anticipated Occupancy Date, and shall notify the Sublandlord thereof. In the event Subtenant does not engage a MAI Appraiser as required above, then the Base Rental last proposed by the Sublandlord shall be deemed the Base Rental for the Expansion Floor.

                  (v) Not later than the two hundred eighty-fifth (285th) day prior to the Anticipated Occupancy Date, Subtenant shall deliver to Sublandlord a copy of its appraiser's determination of the fair market rental as aforesaid. In the event Subtenant does not deliver a copy as aforesaid, then the Base Rental last proposed by Sublandlord shall be deemed the Base Rental for the Expansion Floor.

                  (vi) In the event the parties negotiate and agree to a Base Rental, and have executed a written agreement establishing same on or before the two hundred seventieth (370th) day prior to the Anticipated Occupancy Date, then said Base Rental shall be binding upon the parties.

                  (vii) In the event the parties have failed to execute such an agreement by said date, then Sublandlord shall engage a MAI Appraiser, on or before the two hundred sixty-fifth (265th) day prior to the Anticipated Occupancy Date, and shall notify the Subtenant thereof. In the event Sublandlord does not engage a MAI appraiser as required above, then the Base Rental proposed by Subtenant's appraiser shall be deemed the Base Rental for the Expansion Floor.

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 16

                  (viii) No later than the two hundred forty-fifth (245th) day prior to the Anticipated Occupancy Date, Sublandlord shall deliver to Subtenant a copy of its appraiser's determination of the fair market rental as aforesaid. In the event Sublandlord does not deliver a copy as aforesaid, then the Base Rental last proposed by Subtenant's appraiser shall be deemed the Base Rental for the Expansion Floor.

                  (ix) In the event the parties negotiate and agree to a Base Rental, and have executed a written agreement establishing  same  on  or  before  the  two  hundred
                           fortieth   (240th)  day  prior  to  the   Anticipated
                           Occupancy Date, then said Base Rental shall be binding upon the parties.

                  (x) In the event the parties have failed to execute such an agreement by said date, then the two (2) MAI Appraisers shall choose a third MAI Appraiser and notify Sublandlord and Subtenant of such choice. The parties shall share equally the cost of the three (3) appointed MAI Appraisers. In the event that said two
                           (2) MAI Appraisers cannot agree on the choice of a third MAI Appraiser and notify the parties thereof by the two hundred thirty-fifth (235th) day prior to the Anticipated Occupancy Date, then the President of the Montgomery County Board of Realtors shall choose a third MAI Appraiser on or before the two hundred twenty-fifth (225th) day prior to the Anticipated Occupancy Date.

                  (xi) Not later than the two hundred fifteenth (215th) day prior to the Anticipated Occupancy Date, the third appraiser shall determine the fair market rental rate of the Expansion Floor, as then improved, based on its use as general office space, by selecting as such fair market rental rate either (i) the fair market rental rate proposed by Subtenant's MAI Appraiser or
                           (ii) the fair market rental rate proposed by Sublandlord's MAI Appraiser and submitting such determination to each party in writing. Based on said third MAI Appraiser's determination, Sublandlord and Subtenant shall promptly thereafter execute a written agreement establishing the aforesaid Base Rental, which rent shall be binding upon the parties.

                  (xii) In no event shall the newly-established Base Rental for the Expansion Floor be less than the per-square-foot Base Rental then paid by Subtenant for the Subleased Premises.

                  The Base Rental for the Expansion Floor shall be increased at the same times and by the same percentage as the Base Rental for the Subleased Premises.

         25. CONSENT OF LANDLORD. The written consent of Landlord to this Sublease is required under the terms of the Lease, and neither party hereto shall be bound hereby until said consent is fully executed and delivered among the parties. This Sublease is contingent, in its entirety, upon Sublandlord's obtaining Landlord's consent to this Sublease. If the aforesaid consent has not been obtained within thirty (30) days after execution of this Sublease by Sublandlord and Subtenant, then either party may terminate this Lease by written notice to the other given before such consent is obtained. In the event of such termination, Sublandlord shall return any Security Deposit and advance rental payment theretofore paid by Subtenant, and the parties shall thereupon be relieved of any and all liability hereunder. Upon the execution hereof, Sublandlord will promptly submit this Sublease to Landlord for its consent. Sublandlord shall use reasonable efforts to obtain such consent within fifteen
(15) days after the execution of this Sublease by both parties.

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 17

         26. SUBORDINATION OF SUBLANDLORD'S LIEN. Sublandlord agrees to subordinate any lien it may have on Subtenant's property in the Subleased Premises to the lien of any bona fide lender providing financing for Subtenant's business in the Subleased Premises.

         27. NON-DISTURBANCE AGREEMENT. Sublandlord shall use reasonable efforts to obtain for Subtenant a non-disturbance agreement from Landlord, providing that so long as Subtenant is not in default in the payment of Base Annual Rental or Additional Rental or any other material covenant or condition of this Sublease, (i) its rights as Subtenant hereunder shall not be affected or terminated, (ii) its possession of the Subleased Premises shall not be disturbed, (iii) no action or proceeding shall be commenced to remove or evict Subtenant, and (iv) this Sublease shall at all times continue in full force and effect notwithstanding the termination of the Lease prior to the expiration or termination of this Sublease.

         28. QUIET ENJOYMENT. So long as Subtenant shall observe and perform all of the covenants and agreements binding on it hereunder, (i) Subtenant shall at all times during the Term hereof peacefully and quietly have and enjoy possession of the Subleased Premises without hindrance by Sublandlord, (ii) Sublandlord shall not default under the Lease, and (iii) Sublandlord shall maintain the Lease in full force and effect throughout the Term hereof, unless a termination is caused by factors beyond Sublandlord's control.

         29.     MISCELLANEOUS.

                  (A) NO OFFER. Submission of this instrument for examination shall not constitute a reservation of or option for the Subleased Premises or in any manner bind Sublandlord and no Sublease or obligation on Sublandlord shall arise until this instrument is signed and delivered by Sublandlord and Subtenant; provided, however, the execution and delivery by Subtenant of this Sublease to Sublandlord shall constitute an irrevocable offer by Subtenant to sublease the Subleased Premises on the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery.

                  (B) NO PARTNERSHIP. Nothing contained in this Sublease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Sublandlord and Subtenant, it being expressly understood and agreed that neither the method of computation of Base Rental nor any other provisions contained in this Sublease nor any act of the parties hereto shall be deemed to create any relationship between Sublandlord and Subtenant other than the relationship of landlord and tenant.

                  (C) TIME OF THE ESSENCE. Time is of the essence of this Sublease and of each and all provisions hereof.

                  (D)  SEPARABILITY.  The legal  invalidity  of any provision of
this  Sublease   shall  not  impair  or  affect  in  any  manner  the  validity, enforceability or effect of the rests of this Sublease.

                  (E) COUNTERPARTS. This Sublease may be executed in several counterparts, all of which shall constitute one and the same document.

                  (F) MERGER. All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Sublease, which alone fully and completely expresses the agreement between Sublandlord and Subtenant.

                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 18

         IN WITNESS WHEREOF, the parties hereto have duly executed this Sublease the day and year first above written.

WITNESS:                              SUBLANDLORD:
                                      PG&E GENERATING COMPANY


/s/ Sherry Blackmon                   By: /s/ P. Chrisman Iribe      (SEAL)
------------------------------           ----------------------------------
                                                  President
                                             -------------------

WITNESS:                              SUBTENANT:
                                      INFORMAX, INC.


/s/ ILLEGIBLE                         By: /s/ Joseph E. Lehnen       (SEAL)
------------------------------           ----------------------------------
                                              8/22/00    CFO
                                             -------------------



                                                     PG&E Generating Company and
                                                                  InforMax, Inc.
                                                    Sublease Agreement - Page 19

                                   EXHIBIT A

                                     LEASE

                                  [WHEREAS #I]

                             OFFICE LEASE AGREEMENT


                                     between

                      Bethesda Place II Limited Partnership

                                   (Landlord)

                                       and

                             U.S. Generating Company

                                    (Tenant)


Dated: ________________, 1998

                                TABLE OF CONTENTS

 1.      BASIC LEASE INFORMATION; DEFINITIONS ...............................................................   1

 2.      LEASE GRANT ........................................................................................   7

 3.      COMMENCEMENT DATE/MEASUREMENT ......................................................................   7

 4.      RENT ...............................................................................................   8

 5.      USE ................................................................................................  14

 6.      STORAGE SPACE ......................................................................................  14

 7.      SERVICES TO BE FURNISHED BY LANDLORD ...............................................................  15

 8.      LEASEHOLD IMPROVEMENTS .............................................................................  16

 9.      GRAPHICS ...........................................................................................  16

10.      REPAIRS AND ALTERATIONS ............................................................................  16

11.      ELECTRICAL SERVICES ................................................................................  17

12.      ENTRY BY LANDLORD ..................................................................................  18

13.      ASSIGNMENT AND SUBLETTING ..........................................................................  18

14.      LIENS ..............................................................................................  19

15.      INDEMNITY ..........................................................................................  19

16.      TENANT'S INSURANCE .................................................................................  20

17.      SUBROGATION ........................................................................................  21

18.      LANDLORD'S INSURANCE ...............................................................................  22

19.      CASUALTY DAMAGE ....................................................................................  23

20.      INTENTIONALLY OMITTED ..............................................................................  24

21.      CONDEMNATION .......................................................................................  24

22.      EVENTS OF DEFAULT ..................................................................................  24

23.      REMEDIES ...........................................................................................  25

24.      LIMITATION OF LIABILITY ............................................................................  26

25.      NO WAIVER ..........................................................................................  27

26.      EVENT OF BANKRUPTCY ................................................................................  27

27.      WAIVER OF JURY TRIAL ...............................................................................  28

28.      CONSTRUCTION OF THE PREMISES .......................................................................  28





29.      HOLDING OVER .......................................................................................  31

30.      SUBORDINATION TO MORTGAGES .........................................................................  31

31.      ATTORNEYS' FEES ....................................................................................  33

32.      NOTICE .............................................................................................  33

33.      ESTOPPEL CERTIFICATES ..............................................................................  33

34.      ACCESS TO ROOF .....................................................................................  34

35.      EXCEPTED RIGHTS ....................................................................................  35

36.      SURRENDER OF PREMISES ..............................................................................  35

37.      PARKING GARAGE .....................................................................................  35

38.      ACCESS .............................................................................................  36

39.      OPTION TO EXTEND ...................................................................................  37

40.      EXPANSION SPACE ....................................................................................  39

41.      MISCELLANEOUS ......................................................................................  42

42.      RIGHT OF FIRST OFFER ...............................................................................  42

43.      ENTIRE AGREEMENT ...................................................................................  46

EXHIBITS

         EXHIBIT A        Site Plan of Property [Section 1.B (29)]

         EXHIBIT B        Outline of Premises [Section I.A (6)]

         EXHIBIT C        Rules and Regulations [Article 5]

         EXHIBIT D        Commencement Letter [Section 3.A]

         EXHIBIT E        Outline and Location of Storage Space [Section 6.A]

         EXHIBIT F-1      Building HVAC and Electricity Capacity Specifications
                          [Section 7.A.2]

         EXHIBIT F-2      Janitorial Service Specifications [Section 7.A.4]

         EXHIBIT G        Schedule of Base Building Plans and Specifications
                          [Section 28.A]

         EXHIBIT H

         EXHIBIT I Title Insurance Policy and Commitment on Property [Section 41.P]

         EXHIBIT J        Construction Schedule [Section 28.C]

         EXHIBIT K        Schedule of Base Rental [Section 4.B]

         EXHIBIT L        Schedule of Insurance Deductibles [Section. 18.B]

         EXHIBIT M        Work Letter [Section 28.A]

                             OFFICE LEASE AGREEMENT

         This Office Lease Agreement (the "Lease") is made and entered into as of the _____ Day of ________________, 1998 by and between Bethesda Place II Limited Partnership, a Maryland Limited Partnership ("Landlord") and U.S. Generating Company, a California general partnership ("Tenant").

1.       BASIC LEASE INFORMATION; DEFINITIONS.

         A. The following are some of the basic lease information and defined terms used in this Lease.

                  (1) "Additional Base Rental" shall mean Excess Basic Costs, Storage Space Rental, Parking Garage Rental, Improvement Loan Rental (if any) payable pursuant to Section 28B, and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder, which sums are deemed to be additional rent under this Lease. Additional Base Rental and Base Rental are sometimes collectively referred to herein as "Rent."

                  (2) "Base Rental" shall mean the minimum base rent that Tenant is required to pay to Landlord.

                  (3) "Building" shall mean the office building located at 7600 Wisconsin Avenue Bethesda, Maryland 20814, commonly known as Bethesda Place II.

                  (4) The "Lease Term" shall consist of a Preliminary Term, a Main Term and, if exercised, Extension Terms. The "Preliminary Term" shall mean the period commencing on the Preliminary Commencement Date and ending on the day before the Commencement Date. Before and during the Preliminary Term, the Initial Leasehold Improvements will be constructed on a floor-by-floor basis. The "Main Term" shall mean a period of one hundred forty-four (144) months commencing on the Commencement Date.

                           If  Landlord's   Contractor  constructs  the  Initial
Leasehold Improvements:

                           (a) the "Preliminary  Commencement Date" shall be the
earlier of (i) five (5) days after Landlord first obtains a use and occupancy permit for an entire floor of the Premises, or (ii) the date on which Tenant first conducts its business operations on an entire floor of the Premises;

                           (b) the  "Commencement  Date"  shall  be the  date on
which a use and occupancy permit is issued for the Base Building and all Initial Leasehold Improvements for which the Landlord is responsible; and

                           (c) during the Preliminary  Term, the Lease Term will
commence for each successive individual entire floor of the Premises on the date on which Tenant first conducts its business operations on such entire floor.

                           If  Tenant's   Contractor   constructs   the  Initial
Leasehold Improvements,

                           (a) the "Preliminary  Commencement Date" shall be the
date on which Tenant first conducts its business operations on an entire floor of the Premises;

                           (b) the  "Commencement  Date" shall be the earlier of
(i) sixty (60) days after the last floor of the Premises is delivered to Tenant with all Base Building items and any Initial Leasehold Improvements for which Landlord is responsible substantially complete with the understanding that no more than three (3) floors will be delivered at any one time and that delivery of all such floors will occur over a period of no less than either eight (8) weeks (if Tenant's Contractor is the same contractor used by Landlord to perform the Base Building or twelve (12) weeks (if Tenant's Contractor is not the contractor used by Landlord to perform the Base Building), or (ii) the first day on which Tenant conducts its business operations in the entire Premises; and

                           (c) during the Preliminary  Term, the Lease Term will
commence for each successive individual entire floor of the Premises on the date on which Tenant first conducts its business operations on such entire floor.

The "Termination Date" shall, unless sooner terminated as provided herein, mean the last day of the Lease Term. Notwithstanding the foregoing, if the Termination Date, as determined herein, does not occur on the last day of a calendar month, the Lease Term shall be extended by the number of days necessary to cause the Termination Date to occur on the last day of the last calendar month of the Lease Term. The "Extension Terms", if exercised, shall mean the periods after the Main Term by which Tenant may extend the Lease Term pursuant to Article 39. The term "Lease Year" shall refer to each consecutive twelve (12) month period commencing with the Commencement Date (if such date is the 1st day of a calendar month) or on the first day of the calendar month following the month in which such Commencement Date shall occur (if such date is other than on the 1st day of a calendar month) and each successive anniversary thereof; provided, however that the first Lease Year shall commence as of the Commencement Date.

                  (5) "Parking Garage Rental" shall mean the rent that Tenant is required to pay to Landlord for the Parking Garage.

                  (6) "Premises" shall mean the area located on the first (1st) through the eleventh (11th) floors of the Building, containing approximately 197,017 rentable square feet of floor space, as outlined on Exhibit B attached hereto. The "Rentable Area of the Premises" shall mean the rentable square foot area determined by measurement of the Premises in accordance with Section 3.B.

                  (7) "Permitted Use" shall mean general office use and any lawful associated use for the portions of the Premises located on the second
(2nd) through the eleventh (11th) floors of the Building, and shall mean retail use and/or general office use and any lawful associated use for the portion of the Premises located on the first (1st) floor of the Building.

                  (8) "Storage Space Rental" shall mean the rent that Tenant is required to pay to Landlord for the Storage Space.

                  (9) "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

                           Landlord:

                           c/o Polinger Shannon & Luchs Company
                           5530 Wisconsin Avenue
                           Suite 1000
                           Chevy Chase, Maryland 20815
                           Attention: Mr. Arnold L. Polinger

                    With a copy to:

                    Mr. Gary M. Abramson
                    c/o Tower Construction Company
                    11501 Huff Court
                    North Bethesda, MD 20895

                    and an additional copy to:

                    Richard F. Levin, Esquire
                    Grossberg, Yochelson, Fox & Beyda
                    2100 Pennsylvania Avenue, N.W.
                    Suite 770
                    Washington, D.C. 20037

                    Tenant:

                    Before the Commencement Date:

                    7500 Old Georgetown Road
                    Suite 1300
                    Bethesda, Maryland 20814
                    Attention: P. Chrisman Iribe

                    With a copy to:

                    Stephen A. Herman, Esquire
                    General Counsel
                    U.S. Generating Company
                    7500 Old Georgetown Road
                    Suite 1300
                    Bethesda, Maryland 20814

                    And a copy to:

                    Lawrence A. Shulman, Esquire
                    Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
                    11921 Rockville Pike
                    Third Floor
                    Rockville, Maryland 20852

                    After the Commencement Date:

                    7600 Wisconsin Avenue
                    Bethesda, Maryland 20814
                    Attention: P. Chrisman Iribe

                    With a copy to:

                    Stephen A. Herman, Esquire
                    General Counsel
                    U.S. Generating Company
                    7600 Wisconsin Avenue
                    Bethesda, Maryland 20814

                    And a copy to:

                    Lawrence A. Shulman, Esquire
                    Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
                    11921 Rockville Pike
                    Third Floor
                    Rockville, Maryland 20852

                    Payments of Rent only shall be made payable to the order of:

                    Bethesda Place II Limited Partnership c/o Polinger Shannon & Luchs Company, Agent or to such other party that Landlord may designate from time to time by written notice to Tenant

         B. The following are additional definitions of some of the defined terms used in the Lease.

                  (1)  "Base  Building"  shall  have the  meaning  set  forth in
Section 28.A. "Base Building Plans and Specifications" and designated on the schedule described in Exhibit G attached hereto and made a part hereof.

                  (2)      "Base Year" shall refer to the following:

                           (a) "Expense Base Year" shall mean the calendar year 2001, adjusted, if the Building is not at least ninety-five percent (95%) occupied for the full calendar year, to reflect ninety-five percent (95%) occupancy for the full calendar year.

                           (b) "Tax Base Year" shall mean the tax year commencing July 1, 2001 through June 30, 2002, or if later, the first twelve (12) months in which the Building is fully assessed as a completed building.

                  (3) "Basic Costs" shall mean all costs and expenses paid or incurred in connection with operating, maintaining, repairing and managing the Building and the Property, as further described in Section 4.E hereof.

                  (4) "Broker" shall means Jones Lang Wootton USA and Polinger Shannon & Luchs Company.

                  (5) "Business Day(s)" shall mean Mondays through Fridays exclusive of any business holidays ("Holidays") designated by Tenant in writing to Landlord from time to time during the Lease Term.

                  (6)  "Commencement  Date"  shall have the meaning set forth in
Section 1.A(4).

                  (7) "Common Areas" shall mean the Limited Common Areas, the General Common Areas and the Project Common Areas.

                  (8) "Excess" or "Excess Basic Costs" shall mean the sum of the Excess Expenses and the Excess Taxes.

                  (9) "Excess Expenses" shall mean the amount of the Expenses for any for any calendar year in excess of the amount of the Expenses for the Expense Base Year.

                  (10) "Excess Taxes" shall mean the amount of the Taxes for any tax year in excess of the Taxes for the Tax Base Year, as determined in accordance with Section 4.J of this Lease.

                  (11) "Expenses" shall mean Basic Costs exclusive of Taxes.

                  (12)  "Extension  Term"  shall have the  meaning  set forth in
Section 1.A(4).

                  (13) "General Common Areas" shall mean those outdoor areas on the Property provided for the common use or benefit of Tenant, Landlord, the other tenants of the Project, and members of the general public, such as sidewalks, roadways, plazas, landscaped areas and other similar facilities.

                  (14) "Landlord's Contractor" shall mean the general contractor designated by Landlord to bid on the Initial Leasehold Improvements, if such contractor is engaged by Landlord (as opposed to Tenant) following its selection by Tenant to perform the Initial Leasehold Improvements. "Landlord's Contractor" shall also mean the general contractor designated by Landlord to perform the Base Building construction. Consequently, there may be two Landlord's Contractors.

                  (15) "Landlord's Work" shall mean any work to be performed by Landlord's Contractor pursuant to Article 28.

                  (16) "Laws" shall have the meaning set forth in Article 5.

                  (17) "Lease Year" shall have the meaning set forth in Section 1.A(4).

                  (18)   "Leasehold   Improvements"   and   "Initial   Leasehold
Improvements" shall have the meanings set forth in Article 8.

                  (19) "Limited Common Areas" shall mean those areas in the Building provided for the common use or benefit of Tenant and Landlord, such as corridors, elevator foyers, restrooms, lobby areas (whether at ground level or otherwise), loading docks and other similar facilities.

                  (20) "Main Term" shall have the meaning set forth in Section 1.A(4).

                  (21)

                  (22) "Mortgage" and "Mortgagee" shall have the meaning set forth in Article 30.

                  (23) "Normal Business Hours" for the Building shall mean 7:00 A.M. to 7:00 P.M. Mondays through Fridays, exclusive of Holidays, or such other hours as may be designated by Tenant in writing to Landlord from time to time during the Lease Term.

                  (24)  "Parking  Garage"  shall have the  meaning  set forth in
Section 37.A.

                  (25) "Preliminary Commencement Date" shall have the meaning set forth in Section 1.A(4).

                  (26)  "Preliminary  Term"  shall have the meaning set forth in
Section 1.A(4).

                  (27) "Project" shall the office and retail project known as Bethesda Place, which includes the Property, the office building known as Bethesda Place I, with an address of 7700 Wisconsin Avenue, Bethesda, Maryland, and the parcel of land on which it is located, and the apartment building known as the Bethesda Place Apartments, with an address of 7701 Woodmont Avenue, Bethesda, Maryland, and the parcel of land on which it is located.

                  (28) "Project Common Areas" shall mean those outdoor areas, on parts of the Project other than the Property, provided for the common use or benefit of Tenant, Landlord and the other tenants of the Project, such as sidewalks, roadways, plazas, landscaped areas and other similar facilities.

                  (29) "Property" shall mean the Building (including the Parking Garage) and the parcel of land on which it is located. The Property is shown on the site plan attached hereto as Exhibit A.

                  (30) "Required Removables" shall have the meaning set forth in
Section 8

                  (31)  "Storage  Space"  shall  have the  meaning  set forth in
Section 6.A.

                  (32) "Substantial Completion" of the Landlord's Work shall be the date determined by the Building architect (unless otherwise expressly provided in this subsection 32 below) that the Landlord's Work has been performed, other than any details of construction, mechanical adjustment or any other matter, the non-completion of which does not materially interfere with the ability of Tenant's Contractor to construct the Initial Leasehold Improvements (if Tenant's Contractor constructs the Initial Leasehold Improvements) or the ability of Tenant to commence beneficial use and occupancy of the Premises (if Landlord's Contractor constructs the Initial Leasehold Improvements; provided, however, that if Landlord's Contractor shall be delayed in substantially completing the Landlord's Work as a result of the occurrence of a Tenant Caused Delay (below defined), then for purposes of determining the date this Lease commences with respect to any floor of the Premises, the date of substantial completion shall be deemed to be the day that said Landlord's Work would have been substantially completed absent any such Tenant Caused Delay(s). Notwithstanding the foregoing, in the event the Landlord's Contractor shall perform the Initial Leasehold Improvements, then Substantial Completion of the Initial Leasehold Improvements shall be determined by Tenant's Architect as opposed to the Building architect.

                  (33)  "Taxes"  shall  have the  meaning  set forth in  Section
4.E(7).

                  (34) "Tenant Caused Delay" shall mean any delay resulting by reason of any one or more of the following:

                           (a)  Tenant's  failure to furnish  information  or to
respond to any request by Landlord for any approval or information within any time period prescribed; or

                           (b) Tenant's  insistence  on  materials,  finishes or
installations that have long lead times after having first been informed by Landlord that such materials, finishes or installations will cause a delay; or

                           (c) Changes in any plans and specifications requested
by Tenant after final approval thereof; or

                           (d) Any  request by Tenant  that  Landlord  delay the
completion of any of the Landlord Work; or

                           (e)  Any   breach  or   default   by  Tenant  in  the
performance of Tenant's obligations with respect to construction of the Premises under this Lease.

                           (f) The delay  resulting  by reason of the failure of
Tenant to abide the reasonable requirements of Landlord's Contractor with respect to the performance of any installations within the Premises by or on behalf of Tenant by reason of the access rights under Section 28.F(5) below.

                           (g) Any  failure of Tenant or Tenant's  Guarantor  to
timely satisfy the "investment  grade" rating  requirement  described in Section
41.1 of this Lease, if and only if as a consequence thereof Landlord elects to delay the commencement of excavation (as defined in Section 3.D below), or

                           (h) The delay  resulting by reason of the performance
by Landlord of any Base Building Upgrade (as defined in Section 28.A) requested by Tenant recognizing that there shall be no such delay in the case of any particular Base Building Upgrade requested within the time period permitted under the Construction Schedule (as defined in Section 28.C) to obtain such particular Base Building Upgrade.

                  (35) "Tenant's Contractor" shall mean the contractor selected by Tenant to perform the Initial Leasehold Improvements, if such contractor is engaged by Tenant following its selection by both Tenant to perform the Initial Leasehold Improvements.

                  (36) "Tenant's  Property"  shall have the meaning set forth in
Article 8.

                  (37) "Tenant's Work" shall mean any work to be performed by Tenant or Tenant's Contractor pursuant to Article 28.

                  (38)  "Termination  Date"  shall have the meaning set forth in
Section 1.A(4).

2.       LEASE GRANT.

         Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common only with Landlord, to use the Limited Common Areas and the right, in common with Landlord, other tenants of the Project, and members of the general public, to use the General Common Areas and the Project Common Areas.

3.       COMMENCEMENT DATE/MEASUREMENT.

         A. The Lease Term, Preliminary Term, Main Term, Preliminary Commencement Date, Commencement Date and Termination Date are to be determined in accordance with Section I.A(4). above. Promptly after the determination of the Commencement Date, Landlord and Tenant shall enter into a letter agreement (the "Commencement Letter") on the form attached hereto as Exhibit D setting forth the Commencement Date, the Termination Date and any other dates that are affected by the Commencement Date. Tenant, within seven (7) days after receipt thereof from Landlord, shall execute the Commencement Letter and return the same to Landlord.

         B. Upon substantial completion of construction of the Leased Premises, Landlord's architect shall determine the exact number of rentable square feet in the Premises in accordance with the Washington, D.C. Association of Realtors method (hereinafter defined), and the Base Rental shall be proportionately adjusted. The parties agree that the Rentable Area of the Premises, determined pursuant to this section, and the adjusted Base Rental shall be set forth in the Commencement Letter, attached hereto as Exhibit D, to be executed by the parties within fifteen (15) days after the Commencement Date of the Lease Term. As used herein, the "Washington, D.C. Association of Realtors Method" shall mean the Washington, D.C. Association of Realtors Standard Method of Measurement dated January 1989.

         C. Subject to the provisions contained in Section 3.D below, Tenant expressly agrees that the adjustment of the Commencement Date and, accordingly, the postponement of Tenant's obligation to pay Rent, shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of any delay by Landlord in the substantial completion of the Landlord's Work.

         D.

4.    RENT.

         A. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord the Base Rental. The Base Rental shall be payable in equal monthly installments during the Lease Term, commencing as of the Preliminary Commencement Date. In the event the Preliminary Commencement Date shall occur on other than the first day of a calendar month, the Base Rental and the Parking Garage Rental, and if applicable, the Storage Space Rental shall be pro-rated for such month based upon a thirty (30) day month.

         B.

         C.

         D. Tenant shall also pay during the Lease Term as Excess Basic Costs hereunder the sum of (1) the Excess Taxes for the applicable tax year plus (2) the Excess Expenses for the applicable calendar year. The Excess Taxes and the Excess Expenses shall be computed separate and independent of each other. Prior to the first anniversary of the Commencement Date and prior to January 1 of each subsequent calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall provide to Tenant the estimated amount of the Excess Expenses and the Excess Taxes for the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay to Landlord, as Excess Basic Costs, a monthly installment equal to one-twelfth of Landlord's estimate. Landlord shall have the right from time to time, but no more than twice, during any such calendar year to revise the reasonable estimate of Excess Basic Costs to be paid by Tenant for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Excess Basic Costs by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of such Excess Basic Costs for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Excess Basic Costs based on the previous year's estimate. Tenant shall pay Landlord any underpayment within thirty (30) days after demand. Any overpayment shall, at Landlord's option, be refunded to Tenant within thirty (30) days from the date determined by Landlord or credited against the installment of Excess Basic Costs (if any) due for the months immediately following the furnishing of such estimate provided that in the event Tenant shall then be in default hereunder in the payment of any monetary sums (excluding any sums in good faith disputed by Tenant), after notice and expiration of the applicable cure period, Landlord shall be entitled to apply any such overpayment on account of those sums then due to Landlord. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to the immediately following paragraph when actual Basic Costs are determined for such calendar year. Tenant shall not be entitled to any credit or offset if Taxes decrease below the Taxes for the Tax Base Year or Expenses decrease below the Expenses for the Expense Base Year.

         As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a detailed statement, certified by Landlord to be correct and including copies of any bills from taxing authorities, of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If the estimated Excess actually paid by Tenant for the prior year is in excess of the actual Excess for such prior year, then Landlord shall apply such overpayment against Excess Basic Costs due or to become due hereunder, provided if the Lease Term expires prior to the determination of such overpayment, Landlord shall refund such overpayment to Tenant within thirty (30) days after the date of Landlord's statement of the actual Basic Costs for such year. Likewise, Tenant shall pay to Landlord, within thirty (30) days after demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

         E. Basic Costs shall mean all costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing and managing the Building and the Property (exclusive of the Parking Garage), including, but not limited to, the following:

                  (1) Labor costs for all persons, not exceeding the rank of Building manager, performing services required or utilized in connection with the operation, repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses or benefits.

                  (2) Management fees which shall not exceed either (i) in the event Landlord or an affiliate of Landlord (i.e a management company owned by, or under substantially common ownership with, Landlord) performs same, three percent (3%) of the Base Rental and Additional Base Rental (exclusive of Parking Garage Rental) or (ii) in the event an unaffiliated third party performs same, amounts in excess of arms-length competitive prices paid in the Washington, D.C. metropolitan area for such services. In the event management fees are paid to an unaffiliated third party, Landlord shall also be entitled to include in the determination of Basic Costs administrative charges for services such as accounting, secretarial, and bookkeeping incurred with respect to the Building. Basic Costs shall also include accounting services and legal fees not attributable to leasing or collection activity or negotiations or disputes with Tenant.

                  (3) Rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

                  (4) Amounts charged to Landlord by contractors and/or suppliers for services, replacement parts, components, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, or the Property generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems and equipment.

                  (5) Premiums and deductibles paid by Landlord for all risks of physical loss insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by landlords of comparable office buildings or required to be carried by Landlord's Mortgagee.

                  (6) Charges for utilities, including but not limited to water, gas and sewer, but excluding those electricity charges which Tenant pays directly to the utility company or Landlord.

                  (7) "Taxes," which for purposes hereof, shall mean: (a) all real estate taxes and assessments on the Property, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (b) all personal property taxes for the Building's personal property, (c) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), (d) all amounts paid to any business improvement district by Landlord, (e) any solid waste disposal fees payable to any governmental authority and (f) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building or to sustain a proposed assessment by reason of a challenge thereto from a citizens group or other entity. Taxes shall exclude income taxes, estate taxes, inheritance taxes or any other tax computed based upon the net income (as opposed to gross receipts or gross income) of Landlord, franchise taxes, transfer taxes, recordation taxes and permit fees. Taxes shall also exclude any interest or penalties arising by reason of the late payment of same, unless caused by any default by Tenant in the payment of Base Rental or Additional Base Rental hereunder. For the purpose of determining real estate taxes and assessments for any given tax year, the amount to be included in Taxes for such year shall be as follows: (1) with respect to any special assessment that is payable in installments, Taxes for such year shall include the amount of the installment (and any interest) due and payable during such year; and (2) with respect to all other real estate taxes, Taxes for such year shall include the amount due and payable for such year. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid Excess Taxes, then Taxes for such year will be retroactively adjusted and Landlord shall provide Tenant with a credit or refund based on such adjustment, after deduction therefrom of any expenses incurred in obtaining such refund. Likewise, if a reduction is subsequently obtained for Taxes for the Tax Base Year, Taxes for the Tax Base Year shall be restated and the Excess Taxes for all subsequent years re-computed. Tenant shall pay to Landlord any such increase in the Excess within thirty (30) days after Tenant's receipt of a statement therefor from Landlord.

                  (8) Landscape expenses and costs of maintaining, repairing, resurfacing and striping of the roadways of the Property, if any, and the costs of maintaining and repairing the other General Common Areas.

                  (9) Cost of all maintenance service agreements, including those for equipment, alarm service, trash removal, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, plant maintenance and landscaping.

                  (10) Cost of all other repairs, replacements and general maintenance of the Property and Building neither specified above nor directly billed to Tenant.

                  (11) The amortized cost of capital improvements made to the Building or the Property which are: (a) primarily for the purpose of reducing operating expense costs; or (b) required to comply with any laws, rules or regulations of any governmental authority first applicable to the Property or Building subsequent to the Preliminary Commencement Date. The cost of such capital improvements (herein referred to collectively as "Permitted Capital Expenditures") shall be amortized over the estimated useful life of such capital improvement and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed, not to exceed the rate then announced by Bank America, N.A., or its successor, as its publicly announce "prime rate".

                  (12) Cost to furnish or maintain lobby attendants or security services or personnel for the Building.

                  (13) Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a first-class office building, would be construed as an operating expense typically passed through to tenants.

         Notwithstanding the foregoing, Basic Costs shall not include: any expenses of a capital nature, including without limitation capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, except the Permitted Capital Expenditures; any costs of constructing the Base Building or the Leasehold Improvements; depreciation or amortization, except amortization of the Permitted Capital Expenditures; lease commissions; interest or principal payments on mortgages or other debts of Landlord (except the interest permitted in Section 4.E(11) with respect to Permitted Capital Expenditures); amounts paid to any person, firm or corporation related to or otherwise affiliated with Landlord or its management company or any general partner or member of Landlord, which are in excess of arms-length competitive prices paid in the Washington, D.C. metropolitan area for the services or goods provided; ground rent payments to any ground lessor; and the costs of any items for which Landlord (a) is reimbursed by insurance or condemnation proceeds or parties other than Tenant pursuant this Article 4, or (b) would have been covered by insurance proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease; the cost of any repairs or other work, to the extent covered by any warranty; any loss, claim, damage, award or other amount paid or payable by Landlord (including all attorneys' fees, court costs, and other costs incurred in connection therewith) as a result or arising out of (a) the violation or breach by Landlord of the terms and conditions of the Lease, or (b) any act of negligence or willful misconduct by Landlord, or Landlord's agents, employees and assigns; Landlord's general overhead and general administrative expenses, except for the costs of accounting and computer services relating to the operation of the Building and/or any on-site management office located at the Building; rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be capital in nature except (a) equipment which is used in providing janitorial or similar services which are provided to Tenant and which is not affixed to the Building, (b) equipment the purchase of which would be a Permitted Capital Expenditure, and (c) maintenance costs (including maintenance contract charges) for any capital equipment in the Building; costs of correcting defects in the design or construction of the Base Building or the materials used in the construction of the Base Building (except to the extent Tenant specified such design or materials or such costs are Permitted Capital Expenditures); costs and expenses associated with the operation of the business of the person or entity which constitutes Landlord, such as Landlord's general partnership overhead, as the same are distinguished from the costs of operation of the Building, including accounting and legal matters and costs of selling or financing Landlord's interest in the Property; any costs, fines or penalties incurred due to violations by Landlord of any federal, state or local law, statute or ordinance, or any rule, regulation, judgment or decree of any governmental authority (recognizing that Landlord shall be entitled to be fully reimbursed by Tenant for all such costs, fines or penalties under Section 5 below in the event any such costs, fines or penalties resulted by reason of any act or omission of Tenant or by any party claiming by, through, or under Tenant); or any advertising or promotional expenses for the Building (other than expenses to hire prospective building personnel). Any Basic Costs (other than costs of maintaining and repairing the General Common Areas) which benefit the Property and other properties in the Project shall be equitably allocated among all of the benefitted properties. Tenant shall be entitled at its request to designate the supplier of those utilities, if any, which are available from more than one supplier, recognizing, however, that in the event utilities from a supplier designated by Tenant shall be thereafter suspended or interrupted, and such suspension or interruption would not have occurred had the Landlord Designated Supplier (defined below) provided such utilities hereunder, then notwithstanding any provision contained in Section 7.B below, no rent shall abate. The Landlord Designated Supplier shall be deemed to be the supplier previously used by Landlord hereunder, if any, or the supplier designated by Landlord as its preferred supplier by written notice no less than thirty (30) days preceding the date of the interruption or suspension..

         F. Tenant, within one hundred eighty (180) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within a reasonable time after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at either Landlord's main office in the Washington, D.C. area or at the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must execute a copy of a confidentiality agreement with respect to such audit and not be compensated on a contingency basis]. Except to the extent expressly provided below in this Section 4.F, Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or Tenant's agent in connection with such review. If Tenant elects to review Landlord's books and records, within sixty (60) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such sixty (60) day period or fails to provide Landlord with a Review Notice within the one hundred eighty (180) day period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant determine that Basic Costs for the calendar year in question are less than reported, Landlord shall provide Tenant with a credit against future Additional Base Rental in the amount of any overpayment by Tenant, or shall refund such amount to Tenant if the Lease Term has terminated or expired. Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year in question are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Tenant shall bear all costs of any such inspection of

Landlord's books and records; provided, however, that if any such inspection shows that the amount reported by Landlord to Tenant as Expenses exceeded by more than three percent (3%) the actual amount of the Expenses or that the amount reported by Landlord to Tenant as Taxes exceeded by more than three percent (3%) the actual amount of the Taxes, then Landlord shall pay to Tenant the reasonable cost of Tenant's inspection. Any information obtained by Tenant pursuant to the provisions of this section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

         G. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all rental, sales and use taxes or other similar taxes (exclusive of income taxes, estate taxes, inheritance taxes or any other tax based on the net income, as opposed to gross receipts or gross income, of Landlord, and exclusive of any taxes included in the definition of Taxes in
Section 4.E(7)), if any, levied or imposed by any city, state, county or other governmental body having authority with respect to such Base Rental and Additional Base Rental, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms and conditions of this Lease. Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. The Base Rental, Tenant's Excess Basic Costs and any recurring monthly charges due hereunder (such as Parking Garage Rental, Storage Space Rental and, if any, Improvement Loan Rental) shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before ten (10) days after billing by Landlord. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the monthly Base Rental and Tenant's Excess Basic Costs for such month shall be prorated for the number of days in such month occurring within the Lease Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is thirty (30). All such payments shall be by a good and sufficient check or by wire transfer. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

         H.

         I.

         J.

         K.

5.       USE.

         The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to unreasonably interfere with, annoy or disturb tenants of the other office building or the apartment building in the Project, or unreasonably interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws") with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises. Landlord, at Landlord's expense (subject to reimbursement by Tenant pursuant to Article 4, if such expense is included in the definition of "Basic Costs"), shall comply with all Laws relating to the roof and structural elements of the Building and the Common Areas. Each party, within ten (10) days after receipt thereof, shall provide the other party with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant will comply with the rules and regulations of the Building attached hereto as Exhibit C and such other reasonable rules and regulations adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so.

6.       STORAGE SPACE.

         A. The "Storage Space" is the space in the P-5 Level of the Building shown on the attached Exhibit E. Throughout the Lease Term, Tenant shall lease the Storage Space, and Tenant shall pay Landlord, as Additional Base Rental, Storage Space Rental for the Storage Space so leased, in equal monthly installments.

         B. The Storage Space leased by Tenant shall be used only for the storage of Tenant's Property. Landlord, at Tenant's expense, shall provide the following finishes to the Storage Space leased by Tenant: fire-rated drywalls, solid-core wood doors with deadbolt locks, fire and life safety systems, to the extent required by code, and ceiling lighting. Landlord shall provide electricity for lighting purposes and no other services to the Storage Space.

         C. In the event that the Storage Space leased by Tenant is damaged or destroyed by fire or other casualty, Tenant may terminate its lease of such Storage Space by written notice to Landlord within ten (10) days after the date of such casualty. If Tenant does not so terminate its lease of such Storage Space, then Landlord, at Landlord's expense, shall promptly restore such Storage Space to the condition described in Section 6.B, and the Storage Space Rental shall be abated from the date of the casualty until such restoration is substantially completed.

         D. On the Termination Date, Tenant shall remove all of Tenant's Property from the Storage Space and surrender the Storage Space to Landlord in broom clean, "as is" condition.

7.       SERVICES TO BE FURNISHED BY LANDLORD.

         A. Landlord, as part of Basic Costs (except as otherwise provided), agrees to furnish Tenant within the Premises and the Limited Common Areas the following services:

                  (1) Hot and cold water for use in the lavatories in the Limited Common Areas and in any private lavatories and kitchens in the Premises, and at all other valved outlets at the locations in the Premises shown on Tenant's Space Plan.

                  (2) Central heat and air conditioning in season, in accordance with the Building Standard HVAC specifications set forth on the attached Exhibit F-l, during Normal Business Hours and such other hours as may be requested by Tenant by written or telephonic notice delivered to Landlord at the office of the Building, during Normal Business Hours, at least two (2) hours in advance of the beginning of the period of time for which such usage is requested.

                  (3) Maintenance and repair of all Common Areas in the manner and to the extent standard for first class office buildings in Bethesda, Maryland.

                  (4) Janitor service in accordance with the specifications set forth on the attached Exhibit F-2 after 6:00 p.m. on Business Days.


                  (5) Automatically operated elevator service 24 hours a day, seven days a week.

                  (6) Electricity for lighting purposes and operation of all of Tenant's equipment, subject to the requirements of Section 11.B below.

                  (7) Adequate supplies for all of the toilet rooms located in the Limited Common Areas.

                  (8) All electric bulbs and fluorescent tubes in permanently installed light fixtures in the Premises.

                  (9) A reasonable number of keys to the suite entry doors to each portion of the Premises located on a separate floor of the Building; and

                  (10) An electronic card security access system for the Building and the Parking Garage and a reasonable number of access cards for use by Tenant's employees and subtenants.

         B. The failure by Landlord to any extent to furnish, or the interruption or termination of, any services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as a constructive eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof, except as follows. In the event that (i) electricity and/or heating or air conditioning (in season) of the Premises, or elevator service in the Building, shall not be furnished by reason of matters either (x) within the control of Landlord for more than three (3) consecutive business days, or (y) beyond the control of Landlord for more than five (5) consecutive business days, and (ii) Tenant, in its reasonable business judgment, determines that it is unable to use and occupy the Premises (or any part thereof) as a result thereof, then the Base Rental Tenant is obligated to pay hereunder shall abate with respect to that part of the Premises which Tenant does not use and occupy, commencing on the fourth or sixth such day until the date on which such services and utilities are restored, unless the failure to furnish such services and utilities is caused by Tenant's acts or omissions or as otherwise provided in the last sentence of
Section 4.E above. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of any services or utilities required to be performed by Landlord hereunder. Should any of the equipment or machinery used in the provision of such services or utilities for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery. Landlord shall use reasonable efforts not to interrupt or reduce utility services during Normal Business Hours for purposes of making discretionary alterations, improvements or repairs, and shall, if feasible, give Tenant at least twenty-four (24) hours telephonic notice of any such interruption of utility service.

         C. Tenant expressly acknowledges that if Landlord, from time to time, provides one or more lobby attendants (which Landlord will not do without Tenant's sole discretionary approval, and will do upon Tenant's written request provided Tenant bears all costs thereof as Additional Base Rental) or security services, Landlord shall not be deemed to have warranted the efficiency of any lobby attendant, security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury, property damage or any criminal conduct in, on or around the Property, unless such failure results from Landlord's negligence or willful misconduct.

8.       LEASEHOLD IMPROVEMENTS.

         Any trade fixtures, unattached and movable equipment or furniture, or other personalty brought into the Premises, the Storage Space or the Parking Garage by Tenant ("Tenant's Property") shall be owned or leased by Tenant. Tenant shall remove all such Tenant's Property from the Premises in accordance with the terms of Article 36 hereof. Any and all alterations, additions and improvements to the Premises, including any built-in furniture (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that following the Commencement Date, in the event Tenant requests to perform any Leasehold Improvements [i.e. improvements other than the "Initial Leasehold Improvements" (defined below)], and Landlord's consent to such
Leasehold Improvements shall be required under this Lease, Landlord shall be entitled at the time of its consent thereto to condition such consent upon the requirement that Tenant remove the proposed Leasehold Improvements upon expiration of the Term at the sole cost and expense of Tenant. Any such designated Leasehold Improvements, together with any installations made by Tenant upon the roof, or any work of visual art subject to the Visual Artists Right Act of 1990 (17 U.S.C. Section 101 et. seq.) (commonly referred to as" VARA") installed on or about the Premises by Tenant shall be collectively referred to herein as the "Required Removables". Nothing contained herein shall be deemed to constitute the designation by Landlord of Tenant as its agent with respect to any works of visual art proposed to be installed by or on behalf of Tenant in the Building. Tenant expressly covenants to obtain the written waiver of any artist of any work of visual art to the removal of same from the Building upon termination or expiration of this Lease. The Leasehold Improvements to be constructed by Landlord or Tenant prior to the Commencement Date, in accordance with Article 28 are sometimes hereinafter referred to as the "Initial Leasehold Improvements".

9.       GRAPHICS.

         A.

         B.

         C. Landlord shall not install, or permit any other party to install, any signage on the exterior of the Building or the Property without Tenant's prior written approval, which approval may be granted or withheld in Tenant's sole discretion.

 10.     REPAIRS AND ALTERATIONS.

         A. Except to the extent such obligations are imposed upon Landlord hereunder, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear and casualty damage not required to be repaired by Tenant hereunder excepted. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to: (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors, (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively, and (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively. All such work shall be performed in accordance with Section 10.C below. If Tenant fails to make any necessary repairs to the Premises, Landlord may, at its option, after fifteen (15) days written notice to Tenant (or such longer period as may be reasonably required to complete such repairs, provided that Tenant commences the same promptly after receipt of Landlord's notice and thereafter diligently proceeds with the same), make such repairs, and in such event Tenant shall pay the cost thereof to the Landlord together with an administrative charge thereon of five percent (5%) of such costs, on demand as Additional Base Rental. Tenant, at its option, may at any time or from time to time, by written notice to Landlord, elect to have Landlord assume responsibility for the performance of any or all of Tenant's maintenance and repair obligations under this Section 10.A. In such event, Tenant shall pay to Landlord the costs incurred by Landlord to perform such maintenance and repairs, as Additional Base Rent. Any such repair or maintenance costs shall be paid on a monthly or other periodic basis, as mutually agreed upon by Landlord and Tenant at the time of Tenant's request to Landlord for performance by Landlord of such services.

         B. Landlord shall, at its expense (except as included in Basic Costs pursuant to Article 4), keep and maintain in good repair and working order, and make all repairs to and perform necessary maintenance upon: (a) all structural elements of the Building; and (b) all mechanical, electrical and plumbing systems that serve the Building; (c) the toilet rooms, lobbies, elevators, corridors, stairways and other Limited Common Areas in the Building; and (d) the exterior of the Building, including the roof and windows. Landlord shall use reasonable efforts to minimize disruption to Tenant's business operations when making repairs to the Premises, including, when requested by Tenant, making non-emergency repairs outside of Tenant's normal operating hours. If Landlord refuses or neglects to promptly commence and complete repairs or maintenance to the Property necessary to satisfy the provisions of this section, Tenant may, after fifteen (15)days written notice to Landlord (or such longer period as may be reasonably required to complete such repairs, provided that Landlord commences the same promptly after receipt of Tenant's notice and thereafter diligently proceeds with the same), but shall not be required to, make and complete such repairs or maintenance, in which event Landlord shall pay Tenant the cost of such repairs or maintenance upon demand.

         C. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises which (i) affect the structural elements or exterior of the Building, (ii) include or require material modifications to the mechanical, electrical, plumbing or life safety systems of the Building, or
(iii) cost more than Fifty Thousand Dollars ($50,000.00), without first obtaining the written consent of Landlord in each such instance, which consent shall not be unreasonably withheld for nonstructural, interior alterations. Prior to commencing any such work requiring Landlord's consent and as a condition to obtaining such consent, Tenant must furnish Landlord with plans and specifications reasonably acceptable to Landlord; names and addresses of contractors; copies of necessary permits and approvals; and evidence of contractor's and subcontractor's insurance in accordance with Section 16.B hereof. All improvements, alterations or additions (whether or not requiring Landlord's consent hereunder) shall be constructed in a good and workmanlike manner new materials of good quality. Upon completion of any improvements, alterations or additions, Tenant shall furnish "as-built" plans and full and final waivers of liens. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. If Landlord so requests, Landlord, at its expense, shall be entitled to oversee the construction of any alterations, additions or improvements that affect the structure of the Building or include or require material modifications to any of the mechanical, electrical, plumbing or life safety systems of the Building. Landlord's approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant Shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use.

11.      ELECTRICAL SERVICES.

         A. During the Preliminary Term, Tenant shall pay to Landlord, as Additional Base Rental, a fraction of the cost of all electricity consumed or utilized upon the Property, the numerator of which fraction is the number of floors of the Premises for which the Lease Term has then commenced, and the denominator of which fraction is eleven (11). The Additional Base Rental described in this Section 11.A shall be paid by Landlord to Tenant within thirty
(30) days after Tenant's receipt of an invoice from Landlord therefor, which invoice shall be accompanied by a copy of the bill from the public electric utility company.

         B. Commencing on the Commencement Date and thereafter throughout the remaining Lease Term, Tenant shall be responsible for the payment for all electricity consumed or utilized upon the Property. Tenant shall pay directly to the public electric utility company, or other electric supplier selected by Tenant, in its sole discretion, all charges for electricity supplied to the Property. Tenant's use of electrical service in the Premises shall not exceed, either in voltage, rated capacity, use or overall load, that which the Building electrical equipment is designed to handle. In the event Tenant shall wish to consume electrical service in excess of the capacity of the Building electrical equipment, as described more fully in the specifications set forth on the attached Exhibit F-l, the installation of any necessary utility service upgrades shall be paid for by Tenant.

12.      ENTRY BY LANDLORD.

         Landlord and its agents or representatives shall have the right to enter the Premises at reasonable times to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve months of the Lease Term) or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or the occupants thereof, or to facilitate repairs, alterations or additions to the Building. Except for any entry by Landlord in an emergency situation or to provide normal cleaning and janitorial service, Landlord shall provide Tenant with reasonable prior notice of any entry into the Premises, which notice may be given verbally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the portions of the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

13.      ASSIGNMENT AND SUBLETTLNG.

         A. Except as otherwise set forth in Section 13.C, Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if the proposed use is different than the Permitted Use or Tenant is in default. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers.

         B. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such request for consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents. Landlord shall consent to or reasonably refuse to consent to such Transfer in writing within fifteen (15) days after receipt of all of the information and documentation required herein. In the event Landlord consents to any such Transfer, the Transfer and consent thereto shall be in a form approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

         C. Tenant shall have the right to assign this Lease or sublet all or any part of the Premises to an entity which controls, is controlled by or is under common control with Tenant, without the necessity of obtaining Landlord's consent but with no less than thirty (30) days prior written notice to Landlord thereof.

         D. Any  Transfer  consented  to by  Landlord  in  accordance  with this
Article 13 shall be only for the Permitted Use and for no other purpose. In no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

         E. Notwithstanding anything to the contrary contained in this Lease, no assignment of Tenant's interest in this Lease shall be binding upon Landlord unless the assignee shall execute and deliver to Landlord an agreement whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this paragraph shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this Lease.

14.      LIENS.

         Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the Property. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within twenty (20) days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to remove the lien as an encumbrance against the Building and Property. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to bond over or discharge the same. Any reasonable amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as Additional Base Rental. Notice is hereby given that the Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit, and that no mechanic's or materialmen's or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of the Landlord in and to the Land and Building. No contractor of Tenant shall by virtue of its contract be entitled to assert any mechanic's lien against the Building or land appurtenant thereto.

15.      INDEMNITY.

         A. Except for the negligent or willful acts or omissions of Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents (collectively the "Landlord Related Parties"), Tenant shall indemnify, defend and hold Landlord and the Landlord Related Parties harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (collectively "Claims"), including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties that (1) arise from or in connection with the possession, use, occupancy, management, repair, maintenance or control of the Premises, Storage Space or the Parking Garage, or any portion thereof, by Tenant or any party claiming by, through or under Tenant or (2) arise from or in connection with the possession, use or occupancy of any of the Limited Common Areas or any portion thereof, by Tenant or any party claiming by, through or under Tenant, including, to the extent applicable under this subsection 2, all such Claims resulting by reason of any injury or death to persons or damage to property or (3) arise from or in connection with any willful or negligent act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, or
(4) result from any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform, or (5) arise from injury or death to persons or damage to property sustained in the Premises, the Parking Garage or the Storage Space leased by Tenant, or (6) arise from Tenant's installation, maintenance, repair, use or removal of any rooftop satellite or antenna dishes or related equipment. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

         B.

         C.

16.      TENANT'S INSURANCE.

         A. At all times commencing on and after the earlier of the Preliminary Commencement Date or the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

                  (1) Commercial General Liability Insurance applicable to the Premises, the Parking Garage, the Storage Space and their appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Tenant's indemnity obligations under this Lease.

                  (2) All Risk of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises, the Storage Space and the Parking Garage.

                  (3) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

                  (4) Whenever good business practice indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, and similar tenants of similar properties in the Bethesda, Maryland area are then being required generally to obtain such additional insurance coverage or different types of insurance, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

         B. Except for construction items for which Landlord is responsible under this Lease, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to workers' compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such lesser amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage), written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds.

         C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's
Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall if rated by A.M. Best, have an A.M. Best rating of "A-" or better. Any such insurance company shall be licensed and lawfully permitted to do business in the state in which the Premises is located. All policies evidencing Tenant's Insurance (except for Workers' Compensation) shall specify Tenant as named insured and the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least five (5) business days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

         D.

         E. Tenant shall not do or fail to do anything in, upon or about the Premises which will: (1) violate the terms of any of Landlord's insurance policies; or (2) prevent Landlord from obtaining policies of insurance reasonably acceptable to Landlord or any Mortgagees. If Tenant fails to obtain the insurance coverage required by this Lease, and such failure continues for more than ten (10) days after Tenant's receipt of written notice thereof from Landlord, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Base Rental, the cost of all premiums thereon and all of Landlord's reasonable costs associated therewith.

17.      SUBROGATION.

         Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee(s), for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, interruption of their respective business, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee(s), which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article 16 of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Article 16 of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance. In the event that Landlord is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Landlord pursuant to Article 18 of the Lease, or if Landlord fails to carry any insurance required to be carried by Landlord pursuant to Article 18 of this Lease, then all loss or damage to Landlord, its business, its property, the Land, the Building or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Landlord under valid and collectible policies of insurance.

18.      LANDLORD'S INSURANCE.

         A.       Throughout the Lease Term, Landlord shall carry and maintain:

                  (1) Commercial General Liability Insurance applicable to the Property and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Landlord's indemnity obligations under this Lease.

                  (2) All Risk of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering the Property (including all Leasehold Improvements to the Premises and the Parking Garage) and all of Landlord's personal property on the Property.

The cost of such insurance shall be included as a part of the Basic Costs. Payments for losses and recoveries under Landlord's All Risks of Physical Loss Insurance shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear. All policies of Landlord's Commercial General Liability Insurance shall specify Landlord as the named insured and Tenant as Additional Insured.

         B. Any company writing any insurance which Landlord is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Property or the operation of Landlord's business with respect thereto being referred to as "Landlord's Insurance"), as well as the form of such insurance, shall at all times be subject to Tenant's reasonable approval, and each such insurance company if rated by A.M. Best, shall have an A.M. Best rating of "A-" or better and shall be licensed and lawfully permitted to do business in the state in which the Property is located. Each insurance policy shall contain only those deductible amounts as designated on Exhibit L attached hereto and made a part of this Lease (such amounts being referred to herein as the "Base Year Deductibles"). Notwithstanding the foregoing, in the event subsequent to the Base Year, Tenant requests Landlord to increase any of the Base Year
Deductibles, Landlord agrees to do so, provided that in the event a claim is thereafter made, Tenant shall pay to Landlord within thirty (30) days following written demand the amount by which the deductible exceeds the Base Year Deductible. The obligation of Tenant to reimburse Landlord for any such increase of the Base Year Deductible shall expressly survive any termination of this Lease with respect to any claim arising by reason of an act, event or omission during the Lease Term. Provided that the coverage afforded Tenant shall not be reduced or otherwise adversely affected, all of Landlord's Insurance may be carried under a blanket policy covering the Property and other property of Landlord. All policies of Landlord's Insurance shall contain endorsements that the insurer(s) will give to Tenant at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Landlord shall deliver to Tenant at least fifteen (15) days prior to the time Landlord's Insurance is first required to be carried by Landlord, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Landlord in compliance with its obligations under this Lease. The limits of Landlord's Insurance shall in no event limit Landlord's liability under this Lease.

         C. If Landlord fails to obtain the insurance coverage required by this Lease, and such failure continues for more than ten (10) days after Landlord's receipt of written notice thereof from Tenant, Tenant may, at its option, obtain such insurance for Landlord. In such event, Landlord shall pay the cost of all premiums thereon (which cost shall be included in Basic Costs) and Landlord, at its sole expense, shall pay all of Tenant's reasonable costs associated therewith.

19.      CASUALTY DAMAGE.

         If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case
(i) Landlord will not be permitted by applicable law to rebuild the Building in substantially the same form as existed prior to the fire or casualty, or (ii) the Premises has been materially damaged and there is less than two (2) years of the Lease Term (as extended by any Extension Terms exercised as of the date of the casualty) remaining on the date of such casualty, or (iii) there shall occur any material uninsured loss to the Building, either (x) Landlord or (y) provided the damage did not result by reason of any willful misconduct of Tenant or any of its invitees, agents, employees, contractors or licensees, Tenant, may, at its option, terminate this Lease by notifying the other party in writing of such termination within thirty (30) days after the date of such casualty; provided, however, that if Tenant exercises any then remaining Extension Term within such thirty (30) day period, then Landlord shall not have the right to terminate this Lease under (ii) above as a result of such casualty, and any notice of termination theretofore given by Landlord shall be void. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the effective date of termination specified in Landlord's or Tenant's termination notice (which shall be no less than ninety (90) days after the date of such notice), with respect to any portion of the Premises that remained tenantable. If neither Landlord nor Tenant elects to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building and the Leasehold Improvements shall not require Landlord to expend for such repair and restoration work the insurance proceeds actually received by the Landlord as a result of the casualty or which would have been received had Landlord continued in full force and effect the insurance required of Landlord hereunder. Further, any proceeds of insurance received by Landlord's mortgagee or ground lessor shall be deemed received by Landlord for purposes hereof. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's re-occupancy of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that Landlord shall allow Tenant a fair diminution of Rent on a per diem basis (based on the ratio of the square foot area of the untenantable portion of the Premises to the total square foot area of the Premises) during the time and to the extent any damage to the Premises or the means of access thereto causes the Premises to be rendered untenantable and not used by Tenant except to the extent provided in the case of a Tenant Caused Casualty (below defined). Such diminution of Rent shall continue until the first to occur of (i) resumption of use and occupancy by Tenant of the damaged portion for the conduct of its business operations thereon or (ii) the last to occur of (x) substantial completion by Landlord of its repair and restoration of the Premises or (y) substantial completion by Tenant of its repair and restoration, not to exceed however under this subsection (y) ninety
(90) days following the date of substantial completion by Landlord of its repairs and restoration. In the case of damage or destruction affecting less than the entire Premises but rendering Tenant unable to reasonably conduct its business in the remaining undamaged portion, then any abatement of rent to which Tenant shall be entitled hereunder shall be extended to the entire Premises. Notwithstanding the foregoing, if the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the negligence of Tenant or any Tenant Related Parties (herein a "Tenant Caused Casualty"), the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable (except to the extent Landlord is or would be entitled to be reimbursed by the proceeds of any rental interruption insurance either carried by Landlord or which is generally available to commercial landlords owning large modern office buildings within the Washington, D.C. metropolitan area). Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

20.      INTENTIONALLY OMITTED

21.      CONDEMNATION.

         If (a) the whole or any substantial part of the Premises or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord or Tenant may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Premises shall be appropriately adjusted, and Landlord, at its expense, shall restore the remaining Premises to a complete, tenantable unit. In the event of a taking or condemnation of the Parking Garage, if such taking or condemnation is of less than all of such Parking Garage, the Parking Garage Rental shall be appropriated adjusted, and Landlord, at its expense, shall restore the remaining portion of the Parking Garage. In addition, Rent for any portion of the Premises so taken or condemned (or Parking Garage Rental for any portion of the Parking Garage) shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by a court of competent jurisdiction for the taking of or damage to trade fixtures of Tenant, Tenant's moving expenses or any other damages personal to Tenant as determined by the court which if paid to Tenant will not reduce the award to which Landlord would in the absence of such payment be entitled to claim for its account, which proceeds Tenant specifically reserves to itself.

22.      EVENTS OF DEFAULT.

         The following events shall be deemed to be events of default under this
Lease:

         A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for ten
(10) days after written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default").

         B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, including, without limitation, the rules and regulations, which failure is not cured within thirty (30) days after delivery to Tenant of notice of the occurrence of such failure, provided, however, that if the failure identified is incapable of being cured within such thirty (30) day period for reasons which are beyond the reasonable control of Tenant, then such thirty (30) day cure period shall be extended for an additional reasonable amount of time necessary for Tenant to effect such cure, as long as Tenant proceeds diligently to effect such cure upon its receipt of Landlord's written notice, and provided, further, that if any such failure creates a hazardous condition, such failure must be cured immediately.

         C. Tenant or any Guarantor shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

         D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within one hundred twenty (120) days after the filing thereof.

         E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's Property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within one hundred twenty (120) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

         F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

         G. The liquidation, termination, dissolution or forfeiture of right to do business of Tenant or any Guarantor.

23.      REMEDIES.

         A. Upon the occurrence of any event or events of default under this Lease, for so long as such event(s) of default are continuing, Landlord shall have the option in its sole and exclusive discretion to pursue any one or more of the following remedies, using appropriate legal proceedings, but without any notice (except as expressly prescribed in Article 22 above) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due [except as expressly prescribed in Article 22 above or elsewhere in, this Lease] and waives any and all other notices or demand requirements imposed by applicable law):

                  (1) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of the Lease hereunder, Landlord may without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, specifically including but not limited to all Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting or failure to relet.

                  (2) Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, without having any civil or criminal liability therefor and without terminating this Lease. Landlord may (and shall following recovery of exclusive use and possession of the Premises from Tenant use reasonable efforts
to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Reasonable efforts to relet shall be as determined by Landlord in its reasonable discretion; recognizing, however, that Landlord shall not be required hereunder to lease the Premises prior to leasing any other office space in the Project available for lease to others and that Landlord shall be fully entitled to take into consideration expansion requirements or needs of its other tenants in making decisions with respect to the duration or other conditions of any reletting. Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting or failure to relet. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting, provided that Landlord uses reasonable efforts to relet as above provided, and to collect such rent. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

                  (3) After two (2) days written notice to Tenant, enter upon the Premises without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any reasonable expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at a per annum rate equal to the Maximum Rate.

                  (4) In order to regain possession of the Premises and to deny Tenant access thereto in any instance in which Landlord has terminated this Lease or Tenant's right to possession, or to limit access to the Premises in accordance with local law in the event of a default by Tenant, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof; provided, however, that Landlord shall grant the owner of any property leased by Tenant access to the Premises to remove such property.

                  (5) Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of:
(a) all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, (b) an amount equal to: the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting (as defined below).

         B. For purposes of this Lease, the term "Costs of Reletting" shall mean all costs and expenses incurred by Landlord in connection with the reletting of the Premises, including without limitation, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and reasonable legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other out-of-pocket expenses incurred by Landlord including tenant incentives, allowances and inducements.

         C. Except as otherwise herein provided, no repossession or re-entering of the Premises or any part thereof pursuant to Article 23 hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering by reason of the occurrence of an event of default, Tenant will pay to Landlord the Rent required to be paid by Tenant pursuant to this Lease.

         D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         E. This Article 23 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

24.      LIMITATION OF LIABILITY.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR
BENEFICIARY OF LANDLORD SHALL BE RERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD.

25.      NO WAIVER.

         Failure of Landlord or Tenant to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against such party, but such party shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord or Tenant to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

 26.     EVENT OF BANKRUPTCY.

         In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended (collectively an "Event of Bankruptcy"), then:

         A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

                  (1) the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

                  (2) the furnishing of an additional/new security deposit by Tenant in the amount of the two (2) times the then current monthly Base Rental.

         B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then current monthly Base Rental payable hereunder.

         C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

         D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of
Section 502(b) (6) of the Bankruptcy Code.

         E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

         F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (1) the name and address of such person or entity, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

27.      WAIVER OF JURY TRIAL.

         Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Landlord and Tenant, and each party acknowledges that neither the other party nor any person acting on behalf of the other party has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Landlord and Tenant each further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

28.      CONSTRUCTION OF THE PREMISES.

         A. Landlord, at Landlord's sole cost and expense, shall construct the "Base Building", and the Common Areas, in accordance with the plans and specifications prepared by Landlord's architect described on Exhibit G (the Base Building Plans and Specifications), and in compliance with all legal requirements and all matters of record affecting the Property. All materials and equipment to be incorporated into the Base Building and Common Areas shall be new and of good quality and in good operating condition, and construction shall be free from faults and defects. Construction not conforming to these requirements shall be corrected. Tenant shall be entitled to obtain changes to the Base Building Plans and Specifications by reason of Tenant's request for either additional or substituted items within the Base Building, (the "Base Building Upgrades"). All costs (including without limitation all design, engineering and construction costs) which Landlord shall incur to design, implement or furnish the Base Building Upgrades shall be at the sole cost and expense of Tenant. Tenant shall be entitled to direct that Landlord apply either or both the improvement Allowance or improvement Loan to the payment of Base Building Upgrades. Attached hereto as Exhibit M is the Workletter dealing with the performance of the Base Building, Base Building Upgrades and the Initial Leasehold Improvements.

         B.

         C.

         D.

         E.

         F. If Landlord's Contractor is selected to perform the Initial Leasehold Improvements, such work shall be performed, at Tenant's expense, in accordance with the following provisions of this Section 28.F:

                  (1) Landlord shall contract with Landlord's Contractor for performance of the Initial Leasehold Improvements. In addition, Landlord shall be responsible for obtaining the construction permits for the Initial Leasehold Improvements and the use and occupancy permits for the Premises.

                  (2) All materials and equipment to be incorporated into the Initial Leasehold Improvements shall be new and of good quality and in good operating condition, and construction shall be free from faults and defects. Construction not conforming to these requirements shall be corrected.

                  (3) Tenant shall be given access to the Premises during the period when Landlord is constructing the Initial Leasehold Improvements, for the purpose of installing telephone and computer cabling and equipment, other special equipment, fixtures and furniture therein, provided that (i) Tenant shall coordinate such installations with Landlord's Contractor, (ii) such installations shall not unreasonably impede, hinder or delay Landlord's completion of the Base Building or the Initial Leasehold Improvements or obtaining a use and occupancy permit for the Premises, (iii) Tenant shall maintain the liability insurance coverage required by this Lease, and (iv)
Tenant shall indemnify Landlord against any and all damages sustained in connection with the installation of such furniture, fixtures and equipment, unless such damage is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors.

                  (4)

         G. If Tenant elects to have the Initial Leasehold Improvements performed by Tenant's Contractor, such work shall be performed, at Tenant's expense, in accordance with the following provisions of this Section 28.G:

                  (1) Tenant shall contract with Tenant's Contractor for performance of the Initial Leasehold Improvements. In addition, Tenant shall be responsible for obtaining the construction permits for the Initial Leasehold Improvements and the use and occupancy permits for the Premises.

                  (2) All contractors performing such construction must be licensed to perform such work in the State of Maryland, and such contractors, or Tenant, must maintain all insurance required by Section 16.B of this Lease.

                  (3) Such construction shall be performed in accordance with the Leasehold Improvement Plans and Specifications, and in compliance with all legal requirements and all matters of record affecting the Property. All materials and equipment to be incorporated into the Initial Leasehold Improvements shall be new and of good quality and in good operating condition, and construction shall be free from faults and defects. Construction not conforming to these requirements shall be corrected. Landlord shall be entitled to oversee all construction by Tenant hereunder in order to assure compliance by Tenant of the approved plans and specifications.

                  (4) Tenant shall indemnify Landlord against (i) any damage sustained in connection with the work performed by any contractors retained by Tenant, unless such damage is caused by negligence or willful misconduct of Landlord, its agents, employees or contractors, and (ii) any mechanics' or materialmen's liens against the Premises or the Building arising from the work performed by any contractors retained by Tenant.

                  (5)  Landlord  shall  pay  any  portion  of  the   Improvement
Allowance and the Improvement Loan (if any) remaining after payment for architect's charges pursuant to Section

28.D to Tenant, in installments made payable jointly to Tenant and Tenant's Contractor equal to the sum of invoices for completed portions of the Initial Leasehold Improvements submitted by Tenant to Landlord, within thirty (30) days after Landlord's receipt of such invoices, together with waivers from such contractors, subcontractors and material suppliers of any lien rights same may have for such completed portions of the Initial Leasehold Improvements. Any amount which is not paid when due pursuant to this Section 28.G(5) shall bear interest at the Maximum Rate from the date due until paid.

29.      HOLDING OVER.

         In the absence of a written agreement executed by Landlord expressly recognizing that such agreement shall prevail over the provisions contained in this Article 29, in the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles 22 and 23 hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount equal to one hundred twenty-five percent (125%) of the Base Rental due for the period immediately preceding such holding over, plus any Additional Base Rental due hereunder. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise; provided, however, that Landlord shall not unreasonably withhold its consent to a holdover tenancy not to exceed ninety
(90) days; provided, however that Landlord shall not be required to consent to any holdover in the event that such holdover impairs Landlord's ability to tender all or any substantial (i.e. more than one-fourth) portion of the Premises under a replacement lease. In addition to the obligation to pay the amounts set forth above during a holdover period, in the event Tenant holds over without the express prior written consent from Landlord, the Tenant also shall be liable to Landlord for all actual (but not consequential) damage which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

30.      SUBORDINATION TO MORTGAGES.

         Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being sometimes hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being sometimes referred to hereinafter as a "Mortgagee"). Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may reasonably request. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, Tenant shall, without charge, attorn to such successor-in-interest.

         This subordination provision with respect to ground leases is subject to the express condition that so long as Tenant is not in default beyond any applicable cure period in the payment of Base Rental or Additional Base Rental or any other material covenant or condition of this Lease, (i) its rights as Tenant hereunder shall not be affected or terminated, (ii) its possession of the Premises shall not be disturbed, (iii) no action or proceeding shall be commenced to remove or evict Tenant, and (iv) the Lease shall at all times continue in full force and effect notwithstanding the termination or expiration of such ground lease prior to the expiration or termination of this Lease (or if terminated by law as a result of Landlord's interest being terminated, the ground lessor will enter into a new lease with Tenant with the identical terms and conditions of this Lease).

         This subordination provision with respect to mortgages or deeds of trust is subject to the express condition that so long as Tenant is not in default in the payment of Base Rental or Additional Base Rental or of any other material covenants and conditions of this Lease, its rights as Tenant hereunder shall not be terminated and its possession of the Premises shall not be disturbed by any mortgagee or trustee or by any proceedings on the debts which any such mortgage or deed of trust secures or by virtue of a right or power contained in any such mortgage or deed of trust or the bond or note secured thereby and that any sale at foreclosure shall be subject to this Lease.

         Landlord shall obtain for Tenant, from the holder of each ground lease, mortgage and deed of trust now or hereafter encumbering the Building, a Non-Disturbance Agreement in form acceptable to Landlord's ground lessor or mortgagee, and reasonably satisfactory to Tenant, confirming the statements hereinabove set forth in this section. Tenant expressly recognizes that the holder under any such Non-Disturbance Agreement shall be entitled to except therefrom any obligations under Section 40 below pertaining to the Adjacent Building or Section 42 pertaining to rights of first offering. Landlord agrees to use reasonable efforts to obtain the agreement from the holder of each ground lease, mortgage and deed of trust now or hereafter encumbering the Building to both notify Tenant of any default by Landlord under such ground lease, mortgage or deed of trust and to accept the cure by Tenant of such default.

         Tenant agrees that any Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion, provided the Mortgagee for itself and any party claiming by, through or under such Mortgagee agrees in writing to recognize this Lease in the event it or such party acquires the Building by foreclosure or deed-in-lieu of foreclosure.

         Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Tenant agrees to give any Mortgagee, by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, not to exceed an additional ninety (90) days, if within such thirty (30) days, the mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. Tenant agrees that in the event of the sale of the Property, by foreclosure or deed in lieu thereof, the purchaser at such sale shall only be responsible for the return of any Security Deposit paid by Tenant to Landlord in connection with this Lease to the extent that such purchaser actually receives such Security Deposit. Tenant further agrees that any successor to Landlord's interest shall not be bound by (i) any payment of monthly Base Rental or Additional Base Rental for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease or (ii) any amendment or modification of this Lease made after Tenant's receipt of the name and address of any Landlord's Mortgagee, without the consent of such Mortgagee.

31.      ATTORNEYS' FEES.

         In the event that Landlord should retain counsel and institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant retain counsel and institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party (as determined by the court in which the suit is instituted) in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

32.      NOTICE.

         Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by messenger or overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A(9). of this Lease, provided that if Tenant has vacated the Premises, Landlord may serve Notice by any manner permitted by law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given, delivered, received and effective on the earlier of
(a) the third Business Day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by messenger or overnight courier service shall be deemed given, delivered, received and effective upon the day such notice is actually received, as indicated on the receipt obtained by the messenger or overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

33.      ESTOPPEL CERTIFICATES.

         Landlord and Tenant each agrees, at any time and from time to time during the Term of this Lease, upon not less than fifteen (15) days prior written notice by the other party, to execute, acknowledge and deliver to the other party a statement certifying to substantially the following provisions (recognizing that any of such statement may be modified by the certifying party to reflect the then state of facts): (i) a statement that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) a statement of the dates to which the Rent and any other charges hereunder have been paid by Tenant, (iii) a statement of whether or not, to the best knowledge of the certifying party, the other party is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which the certifying party may have knowledge, (iv) a statement of the address to which notices to the certifying party should be sent, (v) a statement that all work required to be performed by the Landlord under this Lease has been completed and that Tenant has accepted the Premises and improvements therein and/or that all payments of the Allowance have been satisfied by Landlord, (vi) a statement that Tenant will not attempt to terminate this Lease by reason of Landlord's default or omission without giving written notice of such default or omission to Landlord and any mortgagee of which Tenant has knowledge and/or (vi) such other statement or statements as the requesting party, any prospective purchaser of the Property, any mortgagee or prospective mortgagee of the Property or of Landlord's interest in either, any prospective assignee of any such mortgagee and/or any prospective assignee of Tenant's interest in this Lease or prospective subtenant of Tenant may reasonably request. Any such statement delivered pursuant hereto, may be relied upon by any owner of the Property, any prospective purchaser of the Property, any mortgagee or prospective mortgagee of the Property or of Landlord's interest in either, any prospective assignee of any such mortgagee or any prospective assignee of Tenant's interest in this Lease or prospective subtenant of Tenant.

         Tenant agrees to make such reasonable changes or modifications to this Lease as may be required by any mortgagee of the Building and/or the Land, provided that such changes or modifications shall not increase the amount of Base Rental, Additional Base Rental, shorten the Term of this Lease or change or redefine the Premises, or otherwise adversely affect the rights or obligations of the parties hereunder.

34.      ACCESS TO ROOF.

         A. Landlord shall not install, nor permit any other party to install, any satellite or antenna dishes on the roof of the Building. Throughout the Term, Landlord shall permit Tenant to install and maintain, subject to applicable Laws and the provisions of this Article 34, one or more satellite or antenna dishes on the roof of the Building ("Tenant's Roof Use").

         B. Landlord shall make available to Tenant access to and locations mutually acceptable to Landlord and Tenant on the roof for the construction, installation, maintenance, repair, operation and use of such satellite or antenna dishes. Tenant shall screen such installations in a manner mutually acceptable to Landlord and Tenant. Tenant shall be entitled to remove, or if designated by Landlord at the time of its consent, Tenant shall be required to remove, any such satellite or antenna dishes and any related equipment from the Building at the expiration or other termination of the Term of this Lease, and Tenant shall be required at its sole cost and expense to make all necessary repairs or restoration resulting occasioned by such removal. Tenant shall pay all costs associated with the installation, maintenance, repair, use, insurance and removal of such satellite or antenna dishes and any related equipment.

         C. Tenant shall give Landlord reasonable telephonic notice before any entry onto the roof of the Building by Tenant's agents, employees or contractors, and shall permit Landlord's agents or employees to accompany Tenant's agents, employees or contractors on any such entry onto the roof. Except as otherwise hereinafter set forth in this Article 34, Landlord shall not be liable for any claims, losses, actions, damages, liabilities or expenses arising from any satellite or antenna dishes or related equipment installed by Tenant on the roof of the Building, or the installation, maintenance, repair, use or removal of such dishes and related equipment, unless caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors.

         D. Tenant shall obtain Landlord's written consent prior to installation of any satellite or antenna dishes or other roof-top equipment, which consent shall not be unreasonably delayed or withheld, with respect to the type, weight, method of installation and appearance of all such items. Landlord shall be entitled to condition its consent to the installation of such load supports as Landlord may reasonably determine necessary to support the proposed roof-top equipment. Tenant shall provide Landlord with plans and specifications sufficient for such purposes. Tenant will obtain prior to installation, any and all governmental licenses, approvals necessary for the installation, maintenance and use of any equipment installed pursuant to this Article 34. Tenant's Roof Use shall not in any way conflict with any applicable Laws. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost (including reasonable attorney's fees incurred in defending Landlord), damage or liability arising out of any violation by Tenant's Roof Use of any applicable Laws. The provisions contained in Sections 10 and 16 shall fully govern all roof-top installations by Tenant hereunder.

         E. Tenant's Roof Use shall be exercised: (1) in such manner as will not create any hazardous condition or interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, life, safety, public utilities or other systems or facilities in the Building;
(2) in such a manner as will not unreasonably interfere with Landlord's operation or maintenance of the Building or the operations of other tenants of the Project located in the Adjacent Building; (3) at Tenant's cost, including the cost of repairing any damage to the Building and any personal injury and/or property damage caused by the installation, inspection, adjustment, maintenance, removal or replacement of any of Tenant's equipment on the roof; and (4) in a manner which will not void or invalidate any roof warranty then in effect with respect to the roof of the Building.

         To the extent that Tenant shall cause any wiring or cabling (including, without limitation, any and all supporting structures) to be installed, pulled or operated in the Premises (including, without limitation, any telecommunications equipment installed by reason of Tenant's Roof Use) such wiring or cabling, and supporting structures at Landlord's option shall be removed (provided Landlord advised Tenant in writing at the time of its consent to the installation of such wiring and cabling that such items are to be removed), and the Building restored by Tenant at Tenant's expense upon expiration or earlier termination of this Lease, or as reasonably required by Landlord.

         In the event Tenant shall elect to permit a third party not occupying in the Building at least 1,000 square feet of rentable area to use any portion of the roof for the placement of any devices or other equipment, then and in such event Tenant agrees to cause such third party subtenant or licensee to remove all wiring and cabling servicing such third party's roof top devices or other equipment, together with all such devices and equipment. Landlord shall be entitled to notify Tenant to cause such removal at Landlord's option, at anytime prior to thirty (30) days following the termination or expiration of this Lease. Any damage caused to the roof or Building by reason of such removal shall be promptly repaired or restored at Tenant's sole cost and expense. The obligations of Tenant hereunder shall expressly survive such termination or expiration of this Lease.

35.      EXCEPTED RIGHTS.

         Except as otherwise set forth herein, this Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself such areas within the Premises as are required for installation of utility lines and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: (a) to make any alterations, additions, improvements to the Building, or any part thereof (including the Premises) which are necessary for the safety, protection, preservation or improvement of the Building or which are approved by Tenant, or as Landlord may be required to do by law; (b) to retain at all times and to use pass-keys to all locks within and into the Premises; and
(c) to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Landlord, in accordance with Article 12 hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the

Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

36.      SURRENDER OF PREMISES.

         At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property and all Required Removables from the Premises and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear and casualty damage not required to be repaired by Tenant hereunder excepted. If Tenant fails to remove any of Tenant's Property within five (5) days after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled, after two (2) business days written notice to Tenant, to remove and/or store such Tenant's Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant fails to remove any Tenant's Property from the Premises or storage, as the case may be, within ten (10)days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

37.      PARKING GARAGE.

         A. Prior to the Preliminary Commencement Date, Landlord, at Landlord's expense, shall construct on the subsurface levels of the Building a parking garage capable of accommodating at least four hundred (400) parking spaces (the "Parking Garage"), in accordance with plans and specifications approved by
Tenant. It is understood that the Parking Garage shall be completed substantially similar to the garage existing as of the date of this Lease in the Adjacent Building, and tendered in broom-clean condition (i.e., the finished concrete, striping (if desired by Tenant), painting, lighting, sprinklering and exhaust fans in place shall all be similar to that which is presently provided at the Adjacent Building, including also the finished elevator lobbies but excluding all gates, booths, and other equipment typically utilized in the operation of a parking garage). Throughout the Lease Term, Tenant shall have exclusive use of the Parking Garage, and Tenant shall pay Landlord the Parking Garage Rental, as Additional Base Rental. The Parking Garage Rental shall be payable in equal monthly installments during the Lease Term, commencing as of the Preliminary Commencement Date.

         B. Throughout the Lease Term, Tenant, at its sole cost and expense, shall operate and maintain the Parking Garage, and shall make all repairs thereto and perform all maintenance therein required in order to maintain the Parking Garage in good operating condition (including re-painting, restriping, re-sealing, re-tubing all light fixtures, performing all repairs to the lights, light fixtures, gates and doors therein and all ventilation, drainage, fire and life safety equipment servicing the Parking Garage) unless necessitated by the negligent act or omission of Landlord, or any agent, employee, or contractor of Landlord. Landlord shall not be responsible to perform or provide any services whatsoever in or for the Parking Garage, other than structural repairs not caused by reason of any act or omission of Tenant or any Tenant Related Parties. Throughout the Lease Term, Landlord shall make any repairs to the Parking Garage which are the responsibility of Landlord under the two immediately preceding sentences. Tenant shall operate the Parking Garage in compliance with all applicable Laws. Tenant, at its discretion, may employ one or more independent contractors to assist Tenant in the performance of its obligations under this section.

         Tenant will not cause the Property to incur the Parking Tax levied by Montgomery County Maryland pursuant to Montgomery Co. Code Chapter 60 Section
60.1 et. seq., as same may be hereafter amended, supplemented or replaced. Notwithstanding the foregoing, Tenant shall be entitled to change the use of the first floor portion of the Premises to a use which would result in the imposition of the Parking Tax provided both (x) Tenant is able to provide assurances reasonably acceptable to Landlord confirming that upon termination of this Lease and the cessation of the use proposed by Tenant, the Property will no longer incur the Parking Tax, and (y) Tenant shall bear the entire Parking Tax, and any other costs or expenses resulting by reason of the imposition of same against the Property.

         C. The use of the Parking Garage and the elevator vestibules servicing the Parking Garage by Tenant and Tenant's visitors, invitees and licensees shall be at their sole risk and expense, and in no event shall Landlord have any liability for damage to, theft or loss of property of the Tenant or of Tenant's employees, visitors, licensees or invitees suffered or sustained in or about said parking areas or elevator vestibules. Further, in no event shall Landlord have any liability for any injury or death occurring within the Parking Garage or such vestibules unless caused by the negligence or willful misconduct of Landlord. Tenant shall indemnify and hold Landlord harmless from all such claims in accordance with Section 15.A above. The Parking Garage and all security therefore shall be under the exclusive control of Tenant, who shall have the right to establish rules and regulations governing the use of the Parking Garage, and the right to change such rules and regulations from time to time, and the right to limit or terminate the right of any parties to use the Parking Garage.

         D. If the Parking Garage is damaged or destroyed by casualty, then unless the Premises is also damaged or destroyed by such casualty and this Lease is terminated as a result thereof, Landlord shall commence and proceed with reasonable diligence to restore the Parking Garage to substantially the same condition it was in immediately prior to the happening of the casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that Landlord shall allow Tenant a fair diminution of Parking Garage Rental on a per diem basis (based on the ratio of the square foot area of the unusable portion of the Parking Garage to the total square foot area of the Parking Garage) during the time and to the extent any damage to the Parking Garage or the means of access thereto causes the Parking Garage to be rendered unusable and not used by Tenant.

         E. On the Termination Date, Tenant shall remove all of Tenant's Property from the Parking Garage and surrender the Parking Garage to Landlord in broom clean, "as is" condition.

38.      ACCESS.

         Tenant shall have access to the Premises and the Parking Garage twenty-four (24) hours per day, seven (7) days per week (subject, however, to the reasonable rules and regulations established from time to time by Landlord for the Building). Access to the Building entrance outside the Normal Business Hours will be by means of a security card access system and/or a guard system or other system or arrangement as established from time to time by Landlord with Tenant's approval, which may be granted or withheld in Tenant's sole discretion. There will be a minimum of one (1) elevator in operation for Tenant's use outside of the Normal Business Hours. Notwithstanding anything to the contrary in this Lease, Tenant shall have the right to restrict access to the Building (including also the entrance from the plaza area) by parties other than Landlord, its agents, employees and contractors, and Tenant, its subtenants, and their respective agents, employees, contractors, licensees and invitees.

39.      OPTION TO EXTEND.

40.      EXPANSION SPACE.

41.      MISCELLANEOUS.

         A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease represents the result of negotiations between Landlord and Tenant, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, Landlord and Tenant agree that the language in all parts of the Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against Landlord or Tenant.

         B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent, which consent shall not be unreasonably withheld in the case of a proposed memorandum (as opposed to the Lease itself), recognizing that any such recordation shall be at the sole cost and expense of Tenant, and in the event thereof, Tenant shall execute and deliver to Landlord within ten (10) days following any termination of this Lease at no cost or expense to Landlord a memorandum of termination in recordable form evidencing the termination of such memorandum.

         C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

         D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of Landlord or Tenant, as the case may be. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure. In no event shall either party claim Force Majeure with respect to any payment obligation hereunder.

         E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer, Landlord shall be released from any obligations hereunder accruing after the date of the transfer, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

         F. Tenant hereby represents to Landlord that it has dealt directly with and only with the party[ies] designated as the Broker under Section 1 of this Lease as the broker[s] in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to compensate the Broker in accordance with the terms of a separate written agreement heretofore entered into by and between Landlord and the Broker.

         G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

         H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an "Organizational Entity"), then Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant and has been duly appointed as the attorney-in-fact for the Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant or Guarantor is an Organizational Entity, upon request, Tenant or such Guarantor will concurrent with execution of this Lease or Guaranty, as the case may be, deliver to Landlord copies of an appropriate resolution or consent of such entity's board of directors or other appropriate governing body authorizing or ratifying the execution and delivery of this Lease or Guaranty, as appropriate, which resolution or consent will be duly certified to Landlord's satisfaction by an appropriate individual with authority to certify such documents, such as the secretary or assistant secretary or the managing general partner of Tenant or Guarantor. Tenant and its Guarantor shall also provide to Landlord a legal opinion from its counsel (which at Tenant's option may be its in-house general counsel) addressed to Landlord and its lender certifying that all requisite actions have been taken by both Tenant and Guarantor in order to render this Lease and Guaranty as valid and binding obligations of such parties, enforceable in accordance with their terms.

         I.

         J. Except as expressly otherwise herein provided, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto.

         K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

         L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

         M. The  headings  and  titles to the  paragraphs  of this Lease are for
convenience   only  and  shall  have  no  affect   upon  the   construction   or
interpretation of any part hereof.

         N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD.

         O. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article 30 hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

         P. Landlord represents and warrants to Tenant that as of the date hereof, Landlord is the fee simple owner of record (and in fact) of the Property or has contracted to acquire those portions of the Property not heretofore acquired by Landlord. A copy of Landlord's title insurance policy on the portions of the Property which have been previously acquired together with a copy of Landlord's Title Insurance Commitment for those portions of the Property not presently acquired are attached hereto as Exhibit I. Landlord shall acquire all portions of the Property not presently acquired within the thirty (30) day period following the execution of this Lease. Within thirty (30) days following receipt of such policy, Landlord shall provide Tenant a copy of its title insurance policy for each such portion acquired subsequent to the date hereof.

42.      RIGHT OF FIRST OFFER.

         Provided that the Lease shall be in full force and effect, and Tenant shall not then be in default nor subject to any Event of Bankruptcy, and further provided that Tenant has not let its right to the particular Extension Term succeeding the term then in effect lapse by reason of the failure of Tenant to renew this Lease timely, then and only in such event, Tenant shall be entitled to a right of first offer of the Property (in accordance with the following terms) unless the rights of first offering hereunder have been extinguished pursuant to the conditions below contained. Such right of first offer shall apply if, and only if, Landlord shall desire to sell its interest in the Property, in a transaction where neither Landlord nor any one or more partners, members or shareholders of Landlord, owning or controlling in the aggregate at least one-third (1/3) of all ownership interests therein (such parties being collectively herein the "Remaining Members"), reasonably anticipate retainage of a beneficial ownership in the Property or the rents derived therefrom. It is expressly recognized that any proposed exchange, sale or other disposition of the Property to a real estate investment trust, a Down REIT, an UPREIT or other future entity used to hold or operate real properties, whereunder the Remaining Members obtain equity interests (or debt interests convertible to equity) shall constitute retainage of a beneficial ownership interest in the Property or the rents therefrom (even if such entity owns diverse other properties). Consequently a transfer to such a trust, Down REIT, UPREIT or entity shall not trigger the rights of first offer hereunder and all rights of Tenant thereafter under this section shall be totally extinguished.

         In those circumstances where Tenant is entitled to have a right of first opportunity (i.e. an anticipated sale for cash of the Property to an unrelated third party whereunder the Remaining Members will not retain a beneficial interest) Tenant shall have a right of first opportunity to purchase the Property for a purchase price and upon terms to be mutually agreed upon by Landlord and Tenant. Promptly after deciding it wishes to sell its interest in the Property, Landlord shall give Tenant written notice of same. Tenant may then exercise its right of first opportunity by giving written notice of the exercise to Landlord within thirty (30) days after the date of Landlord's notice. A failure by Tenant to respond within said thirty (30) day period shall totally extinguish Tenant's right of first opportunity to purchase Landlord's interest in the Property. Upon receipt of notice of exercise from Tenant, Landlord shall keep the Property off the market for sixty (60) days, during which period Landlord and Tenant shall negotiate in good faith the purchase price, terms and conditions of Tenant's purchase of Landlord's interest in the Property. If Landlord and Tenant do not mutually agree upon such purchase price, terms and conditions within said sixty (60) day period, Tenant's right of first opportunity to purchase Landlord's interest in the Property shall be totally extinguished. Notwithstanding the foregoing, if the property proposed to be sold includes other portions of the Project then owned by Landlord or its affiliates or third parties, then Tenant may exercise its right of first opportunity only by agreeing to purchase all of the portions of the Project then proposed to be sold.

         Tenant's rights hereunder shall not be binding upon any mortgagee or ground lessor of Landlord, nor shall any purchase at foreclosure or in lieu of foreclosure be subject to the provisions of this Section.

43.      ENTIRE AGREEMENT.

         This Lease Agreement, including the following Exhibits:

         Exhibit A      -    Site Plan of Property [Section I.B(29)]
         Exhibit B      -    Outline of Premises [Section I.A(6)]
         Exhibit C      -    Rules and Regulations [Article 5]
         Exhibit D      -    Commencement Letter [Section 3.Al
         Exhibit E      -    Outline and Location of Storage Space [Section 6.A]
         Exhibit F-1    -    Building HVAC and Electricity Specifications
                             [Section 7.A.2]
         Exhibit F-2    -    Janitorial Service Specifications [Section 7.A.4]
         Exhibit G      -    Schedule of Base Building Plans and Specifications
                             [Section 28.A]
         Exhibit H
         Exhibit I      -    Title Insurance Policy and Commitment on Property
                             [Section 41.P]
         Exhibit J      -    Construction Schedule [Section 28.C]
         Exhibit K      -    Schedule of Base Rental [Section 4.B]
         Exhibit L      -    Schedule of Insurance Deductibles [Section 18.B]
         Exhibit M      -    Work Letter [Section 28.A]


constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT AND LANDLORD EACH EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE OTHER PARTY HAS NOT MADE AND IS NOT MAKING, AND SUCH PARTY, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT.

         IN WITNESS WHEREOF, Landlord, acting by both of its two general partners, and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:                  LANDLORD:

                                 BETHESDA PLACE II LIMITED PARTNERSHIP

                                 By: 7626 Wisconsin Corp., its General Partner




                                 By:
------------------------------       -----------------------------------------


                                 By: Tower MD Holdings, LLC, its General Partner




                                 By:
------------------------------       -----------------------------------------

WITNESS:                         TENANT:

                                 U.S. GENERATING COMPANY




                                 By:
------------------------------       -----------------------------------------
                                      Authorized Officer and Attorney-In-Fact

                                   EXHIBIT "A"

                              SITE PLAN OF PROPERTY







                               [GRAPHIC OMITTED]

                                   EXHIBIT "B"

                              OUTLINE OF PREMISES

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

1. All keys to demised premises shall be surrendered to Landlord upon termination of this Lease.

2. Tenant will refer all contractor's representatives and installation technicians rendering any service for Tenant at the demised premises affecting any of the building's systems or requiring access to the roof to Landlord before performance of any such contractual service. Tenant's contractors and installation technicians shall comply with Landlord's rules and regulations pertaining to construction and installation.

3. Tenant shall not at any time occupy any part of the demised premises or project as sleeping or lodging quarters.

4. Tenant shall not place or use in or about the demised premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous materials, except those used in Tenant business and used, stored and disposed of in accordance with applicable law, without written consent of Landlord.

5. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the demised premises or the project regardless of whether or not such loss occurs when the area is locked against entry.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the demised premises or project.

7. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor shall they render free or paid services to any Tenant, its agent, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages or doors shall be obstructed with any rubbish, litter, trash, or material of any nature by Tenant's agents, employees or invitees at any time. Stairways may be unlocked if allowed by County Fire Marshall.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. Any damage resulting to them from misuse or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it.

10. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

11. Tenant assumes, and shall indemnify Landlord against all risks and claims of damage to persons or property arising in connection with any said movement of furniture or office supplies and equipment in or out of the building.

12. Landlord shall not be liable for any damage from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort in connection with the elevator service, provided that Landlord uses reasonable efforts to restore full elevator service as quickly as possible.

13. The use of cement or other similar adhesive materials not easily removed with water to lay floor coverings is expressly prohibited.

14. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the building or project.

15. Tenant shall be entitled to establish additional rules and regulations for its employees, contractors, invitees and agents, provided same are not inconsistent with the foregoing.

                                   EXHIBIT "D"

                               COMMENCEMENT LETTER

Date:     _________________________________


Tenant:   _________________________________

Address:  _________________________________

                  Re: Commencement Letter with respect to that certain Lease dated ___________________ by and between Bethesda Place II Limited Partnership, as Landlord, and U.S. GENERATING COMPANY, as Tenant, for ___________ square feet of Rentable Area in the Building located at 7600 Wisconsin Avenue, Bethesda, Maryland.

Dear _____________________:

         In accordance with the terms and conditions of the above referenced Lease, Tenant hereby accepts possession of the Premises and agrees as follows:

         1.       The Commencement Date of the Lease is ___________________;

         2.       The Termination Date of the Lease is ____________________.

         Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

                                   Sincerely,






Agreed and Accepted:


Tenant:__________________________________


By:    __________________________________

Name:  __________________________________

Title: __________________________________

Date:  __________________________________

                                   EXHIBIT "E"

                     OUTLINE AND LOCATION OF STORAGE SPACE

                                  EXHIBIT "F-1"

                  BUILDING HVAC AND, ELECTRICITY SPECLFICATIONS

BETHESDA PLACE II
BETHESDA, MARYLAND
________________________________________________________________________________
BASE BUILDING INFORMATION MANUAL
________________________________________________________________________________



                               [GRAPHIC OMITTED]


FOR:
BETHESDA PLACE II LIMITED PARTNERSHIP

NOTE: THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO AMENDMENTS AND REFINEMENTS.



By:
KISHIMOTO.GORDON PC                                               April 15, 1998



KISHIMOTO.GORDON PC

BETHESDA PLACE II BASE BUILDING INFORMATION MANUAL

TABLE OF CONTENTS
-----------------

                                                                                               page no.
I.          GENERAL INFORMATION

            A.         Introduction                                                             3.
            B.         Project Location                                                         3.
            C.         General Building Descriptions                                            3.
            D.         Office Tower General Specifications                                      4.
            E.         Loading Dock Specifications                                              4.
            F.         Vertical Transportation                                                  4.

II.         CORE AND SHELL DEVELOPMENT

            A.        Introduction                                                              5.
            B.        General Interior Areas                                                    5.
            C.        Public Areas and Core Finishes                                            6.
            D.        Hardware                                                                  6.
            E.        Roofing                                                                   6.
            F.        Structural Systems                                                        6.
            G.        Mechanical Systems                                                        9.
            H.        Electrical                                                               11.
            I.        Fire/Life Safety                                                         12.
            J.        Plumbing        :                                                        14.
            K.        Telephone Service                                                        15.
            L.        Drinking Fountains                                                       15.
            M.        Window Coverings                                                         15.
            N.        Keying                                                                   15.
            O.        Mail Facilities                                                          15.
            P.        Signage                                                                  15.

III.        EXHIBITS

                      See  full  size  documents:   Approved  Project  Plan-  Optional  Method  of
                      Development: ARCHITECTURAL SCHEMATIC DESIGN PACKAGE -January 22, 1998


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PROJECT DISCRIPTION OF BETHESDA PLACE II

I.       GENERAL INFORMATION

         A.       INTRODUCTION

         The information provided here is current as of the date noted in the lower left hand corner of this page.

         B.       PROJECT LOCATION

         Bethesda Place II is located in the downtown central business district of Bethesda, Maryland at the northwest corner of Wisconsin Avenue and Commerce Lane.

         Bethesda Place II is the second phase of a premier mixed-use office/residential/retail complex within walking distance of dozens of restaurants and retail outlets. The project is conveniently located one block north of the Bethesda Metro station and one mile from the Capital Beltway.

         C.       GENERAL BUILDING DESCRIPTION

         EXTERIOR

         Bethesda Place II is to be a memorable project that responds to the unique character of the site while blending and complementing the entire Bethesda Place complex. The building's materials, massing and site plan will respond to the first phase character but will be unique and distinctive as a project. The design concept draws upon the multiple identities of the site; High density urban location, a prominent corner site on a major regional thoroughfare, the second phase of an urban mixed use project, to visually and functionally fit and enhance the entire complex.

         The massing of Bethesda Place II will respect the urban street edges of Wisconsin Ave. and Commerce Lane while also responding to appropriate pedestrian and building proportions relating to scale. The base of the building will visually connect to the existing project with similar treatment of the first two levels. Deeply recessed glass and metal curtain walls between column pilasters that end with a prominent cornice at the third floor line provides an intimate scale for retail and pedestrian activity. The 3rd - 11th floors form the main body of the building with the street edge sides (east and south sides) matching and holding the street edges.

         A signature unifying element which provides a dominant focus and unique identity to the building will be found in the glass curtain wall of the corner shaft as it extends through the building and ends at the top of the penthouse. This ellipsoid shaped element recalls the central mass and penthouse element of Bethesda Place I while responding to the unique character of this building and site.

         The plaza side (northwest elevation) has a fenestration similar to the other sides but the massing responds to the plaza with a diagonal face that fronts this prominent urban space. The top two floors step back and present a glass curtain wall that bows toward the plaza. This diagonal side also reveals the leading edge of the central ellipsoid mass as it penetrates the building and continues to end at the penthouse roof.

         A pedestrian oriented Streetscape will be designed to adhere to the Bethesda Central Business District Sector Plan with a 20' sidewalk setback at Wisconsin Avenue and will include lighting standards, brick pavers and trees along both street fronts consistent to the sector plan. The main lobby entrance will be prominently visible from Wisconsin Ave, and will be oriented toward the corner of the two roads, A landscaped pedestrian connection is provided

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         between  Wisconsin  Avenue and Commerce Lane  to the existing  interior plaza. The passage will feature landscape planting as well as paved hardscape plaza material.

         The exterior building materials will be a mixture of revealed exposed granite aggregate precast concrete panels on the spandrels and pilasters and pewter colored high performance glass as continuous ribbon windows and as curtain wall at the central ellipsoid mass and two story base. Anodized aluminum will be used at the window frames and as panels in selected locations. The color palate will be similar to the original Bethesda Place. The precast concrete will have a variety of textures and colors similar to the rose/gray tones of the first phase.

         INTERIOR

         Bethesda Place II will continue the high level of quality of design and finishes found in the phase I project. The main entry lobby will be entered through all glass doors into a two story high granite clad feature lobby enclosed by a two story curtain wall. An emphasis on easy accessibility and high visibility from Wisconsin Ave. will be the primary objective. A second story balcony will overlook the main floor and connect to the second level office spaces.

         The typical elevator lobbies above the second floor shall be finished to a base building standard as described in Section II B of this document.

         D.       OFFICE TOWER GENERAL SPECIFICATIONS

                  Note: All values are approximate, and subject to refinements.

                  Overall length (tower}                                        153'- 6"
                  Overall width (tower)                                         153'- 6"
                  Overall height (plaza floor slab to roof)                     143'- 0"
                  Typical slab to stab             (floors 2-11 )               12'- 6'
                                                   (plaza)                      14'- 0"
                  Typical slab to finish ceiling   (floors 2-11)                8'- 6"
                                                   (plaza)                      10'- 0"
                  Typical window sill height at curtain wall                    2'- 8"
                  Typical column spacing                                        20'- 0" x 40'-0" to 45'-0"
                  Typical vertical mullion spacing on curtain wall              5'- 0" o.c.

         E.       LOADING DOCK SPECIFICATIONS

                  Truck dock spaces (including trash bay)                       2
                  Maximum truck length                                          55'-0"
                  Height clearance                                              13'- 8" min.
                  Weight maximum                                                Standard 18 wheel

         F.       VERTICAL TRANSPORTATION

         Five passenger elevators grouped in two banks service the main lobby level through to the 11th floor with one of five elevators extending down to service the P1 level and providing a swing freight function as well. A separate bank of two parking garage access hydraulic elevators service the main lobby level through the P5 level. The following are the elevator specifications:

         Note: All Dimensions and values are approximate, and may vary depending upon final manufacturer and finishes selected.

             Tower Elevators (geared traction):

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                Total Quantity:                5

                Four of five (4 of 5):
                Number of floor stops          11
                Floors served                  Plaza through 11
                Door opening                   3'-6"w x 7'-0"h center opening
                Platform size                  7'-4"w x 6'-2" d
                Cab clearance (approx.)        6'-8" w x 5'-3"d
                Cab height                     9'-0"
                Weight capacity                3,500 Lbs.
                Speed                          450 F.P.M.

                One of five (1 of 5):
                Number of floor stops          12
                Floors served                  P 1 through 11
                Door opening                   4'-0"w x 7'-O"h center opening
                Platform size                  8'-0"w x 6'-2" d
                Cab clearance (approx.)        7'-2"w x 5'-3"d
                Cab height                     9'-0"
                Weight capacity                4,000 Lbs.
                Speed                          450 F.P.M.

             Parking Garage Elevators (hydraulic):

                Quantity                       2
                Floor stops                    6
                Floors served                  P5-Plaza
                Door opening                   4'-0"w x 7'-0"h center opening
                Platform size                  7'-6"w x 6'-0" d
                Cab clearance (approx.)        6'-10"w x 5'-1"d
                Cab height                     9'-0"
                Weight capacity                3,000 Lb.
                Speed                          150F.P.M.

         Note: Cab and door dimensions must meet Montgomery County gourney size requirements.

II.      CORE AND SHELL DEVELOPMENT

         A.       INTRODUCTION

         This section is intended to describe the scope of the proposed base building development. In addition, a general description of many of the building's utilities, services and proposed amenities has been provided. The work beyond what is noted here is the sole responsibility of the Tenant and will be completed at the Tenant's sole expense. Additionally, any work required to supplement these systems shall be the sole responsibility of the Tenant and shall be completed at the Tenant's sole expense unless expressly agreed mutually by the Building Owner and Tenant.

         B.       GENERAL INTERIOR AREAS

         Typical concrete floor slabs will be provided with a smooth trowel finish. All core walls and columns connected to core walls are dry-wall finished to a minimum of 8'- 6", taped, sanded smooth, and ready for paint. Exterior column and perimeter walls will also be drywall finished land paint ready.

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         Finished  ceilings  will not be provided  for the tenant  floor  areas.
         Metal decking and fireproofed structural steel beams are left exposed in these areas except that toilet room and other interior core areas will be finished according to the building color and finish scheme to be determined.

         Core doors will be provided as the "Building Standard" cherry wood veneer in the "Building Standard" finish as provided in Bethesda Place
         I. Hardware shall be the "Building Standard" with a hollow metal frame painted to match the finish of the "Building Standard" door frame color.

         C.       PUBLIC AREAS AND CORE FINISHES

                  1.       EXTERIOR FINISH MATERIALS:
                           a. Precast concrete: Exposed granite aggregate panels on spandrels and columns.
                           b. Visible (as op, to butt-glazed) window, storefront, and curtain-wall mullions finished with 0.7mil. thick clear anodized hard coating.
                           c. Metal Panels; Kynar XL-based painted aluminum panels at curtain wall parapet.
                           d. 1" Insulated vision panels - Color to match Bethesda Place I at all tenant areas; clear at retail areas.
                           e. Glazed Spandrel Panels - Color to match Bethesda Place I w/ black opacifier.
                           f.       Entrance doors - Herculite type or equal.
                           g. Exterior Pavers: To match existing plaza and sidewalk.

                  2.       MAIN BUILDING  LOBBY AND MAIN  ELEVATOR  LOBBY FINISH
                           MATERIALS;
                           a. Main Lobby Floors: Mud-set natural stone up to 3' x3'.
                           b. Main Elevator Lobby Floor Accents: Mud-set natural stone up to 3' x3'.
                           c.       Main Lobby  Main  Elevator  Lobby  Walls and
                                    Columns: Hand-set natural stone, wood and polimyx painted GWB.
                           d. Ceilings: Gypsum Wall Board (GWB) painted w/ architectural reveals.
                           e. Handrails: Satin bronze and clear tempered glass.
                           f.       Doors: Cherry veneer solid core doors.

                  3.       ELEVATOR CAB FINISH MATERIALS;
                           a.       Cab walls -Quality similar to Bethesda Place
                                    I.
                           b.       Cab front returns, doors and ceiling - Satin
                                    bronze.
                           c.       Floors- carpet.
                           d.       Elevator   jambs  at  typical  tenant  floor
                                    painted, color to be selected.

                  4.       MENS AND WOMENS RESTROOM FINISHES:
                           a.       Toilet Partitions:  Painted metal partitions
                                    - ceiling hung.
                           a.       Lavatory Tops: Natural stone; type TBD.
                           b.       Floors:   Ceramic   Tile;   type  and  color
                                    TBD/Carpet in vestibule.
                           c. Walls: Full height ceramic tile w/painted GWB in vestibule; color and type TBD.

         D.       HARDWARE

         Interior Core Doors: lever-handled latchset with satin bronze finish, hinges, and door stops shall be installed on all interior doors.

         F.       STRUCTURAL SYSTEMS

                  1.       DESIGN LOADS

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                  The  structural  systems  will be  designed to meet the design load requirements of Chapter 16 of the BOCA National Building Code, 1996 edition.

                  The following Design Live Loads will be utilized for floor and roof.

                 Office Floors                                 100 Ibs./sq.ft. (including partitions)
                 Lobby and Retail Areas                        100 Ibs./sq.ft.
                 Parking Levels                                50 Ibs./sq.ft.
                 Corridors, Stairs, Elevator Lobbies           100 Ibs./sq.ft.
                 Mechanical Equipment Rooms                    125 lbs./sq.ft. (or actual equipment load,
                                                                      whichever governs)
                 Snow on Roof                                  30 Ibs./sq.ft.
                 Plaza Areas                                   100 Ibs./sq.ft.
                                                                      + landscape/hardscape Weight

                 Loading and Truck Traffic Areas               250 Ibs./sq.ft.

                  The structural frame will be designed to resist a Basic Wind Speed of 80 miles per hour, utilizing site exposure category B.

                  2.       DESCRIPTION OF STRUCTURAL SYSTEMS

                  The structure of the building is composite steel framing for the superstructure and reinforced concrete frame for the substructure (plaza level and below).

                  Office Tower:

                  The superstructure, or the office tower, utilizes exterior to interior column spacings of approximately 40 feet on the south and east sections of the building, and approximately 46 feet on its northwestern section.

                  The office floor system consists of 3 I/2-inch lightweight concrete placed over a 3-inch deep bonding-type metal floor deck, which is in turn supported on steel beams, typically spaced 10 feet apart. The steel is designed to act compositely with the concrete topping via shear studs field-welded through the metal deck to the steel beams. Overall depth of the structural floor system is 2'-3 1/2" in the 40-foot span areas, and 2'-7 1/2" in the 46-foot spans.

                  The building roof consists of roofing and insulation over 3-inch deep metal roof deck on steel beams spaced 10 feet apart.

                  Columns are typically 14-inch x 14-inch steel, wide-flange type. Wind loads are resisted by several vertical trusses or K-bracing, located within stair and elevator walls.

                  Fireproofing of the structural steel floors and roof is achieved via sprayed-on cementations fibers, to be applied to all structural steel surfaces, and the underside of roof deck (but not to the floor decks).

                  Plaza and Parking Levels:

                  The substructure of the building, i.e. from the plaza level down through the Level P6, is reinforced concrete. Additional columns are introduced in between the office tower columns in an effort to limit the maximum column to column span to 30 feet in any direction.

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                  The floor  slabs of the parking  levels and the plaza  (ground floor) level of the building will be 8 to 9 inch thick, with thickened drop panels at columns. Top reinforcing bars in the entire P1 parking deck and the drive aisles of parking decks P2 through P5, will be epoxy-coated. Concrete columns under the tower columns will be 24-inch wide, while supplementary columns will be 16-inch wide, rectangular in shape. Where office tower columns are located over driveways and ramps, the columns in question will be terminated and supported on reinforced concrete "transfer" girders at the plaza level.

                  Concrete   shear  walls  will  be  utilized  under  the  steel
                  K-bracing of the office tower.

                  Slabs-on-Grade at the P-5 & P-6 level will be 5-inch thick, reinforced with wire mesh, and placed over vapor barrier, gravel bed, and subdrainage system.

                  Basement walls will be 12-inch thick reinforced concrete. Foundations are expected to be individual footings under columns, and continuous footings under walls.

                  Column Transition Detail:

                  Where the steel columns of the office tower terminate at the plaza level, the steel column base plate and anchorage assembly will be concealed within a floor recess at the plaza level slab at that location, as well as by the column cover.

                  3.       OUTLINE STRUCTURAL SPECIFICATIONS

                  CONCRETE WORK:

                  Concrete design and detailing will conform to the requirements of the American Concrete Institute, ACl 318-95.

                  Concrete utilized in composite steel construction will be lightweight structural concrete ( 118 pcf density) All other concrete will be normal weight.

                  Minimum ultimate compressive strength of concrete at 28 days will be as follows:

                           Concrete over Metal Deck                    3,000 psi
                           Formed Slabs and Beams                      4,000 psi
                           Columns                                     5,000 psi / 6,000 psi
                           Basement Walls                              4,000 psi
                           Footings                                    3,000 psi
                           Slabs-on-Grade                              4,000 psi

                  All  concrete  exposed  to  weather  will  be   air-entrained.
                  Water-cement ratio of concrete for parking decks will be limited to 0.40. Reinforcing bars will conform to ASTM A615, Grade 60.

                  STRUCTURAL STEEL:

                  Structural steel design and detailing shall conform to the requirements of the American Institute of Steel Construction. Structural steel shall conform to ASTM A572, Grade 50 or ASTM A36, as noted on the plans. Connections between structural steel components will be bolted, welded or a combination of the two. Shear connectors will be 3/4-inch diameter x 5-inch long, field welded to the beam flanges after metal deck is installed. Openings through steel beams for duct work and pipes shall be


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                  permitted  only  where  specifically   called  for  on  plans.
                  Composite steel beams will be unshared.

                  METAL DECKING:

                  Metal floor and roof deck shall be designed, detailed and installed for conformance to the requirements of the AISI Specifications for the Design of Light Gage Cold- Formed Structural Steel Members, and the Steel Deck Institute's requirements.

                  Metal floor deck shall be 3-inch deep, 20-gauge minimum, bonding-type, phosphatized.

                  Metal roof deck shall be 3-inch deep, 22-gauge minimum, hot-dip galvanized.

         G.       MECHANICAL EQUIPMENT

                  1.       MEP Design Criteria for the Heating,  Ventilating and
                           Air Conditioning (HVAC) System are as follows:

                           a.       Inside Conditions: * -+3 (degrees) F operating tolerance.
                                    Summer                                      73 (degrees) F -+3 (degrees) F/50% RH
                                    Winter                                      72 (degrees) F (No Humidity Control)

                           b.       Outdoor Conditions:
                                    Summer                                      95 (degrees) F DB
                                    Winter                                      10 (degrees) F DB

                           c.       Lighting:
                                    Office Space                                1.5 WATTS/SF (70% to Space)
                                    Main Lobby                                  5.0 WATTS/SF (100% to Space)

                           d.       Receptacles:
                                    Office Space                                2.5 WATTS/SF

                           e.       Occupancy:
                                    Office                                      7 People/1000 SF or
                                                                                1 Person/142 SF
                           f.       Outside Air:
                                    Office                                      20 CFM/Person Average
                                    Design Conditions (ASHRAE 1%)               93 (degrees) F DB/75 (degrees) F WB

                           g.       Minimum Air Circulation:                    0.65 CFM/SF

                           h.       Window Wall and Roof:

                                    1)       All Glass:

                                              The glass shall be reflective, double pane, insulating type.

                                              Shading Coefficient:

                                                     Without Interior Shading, SC = 0.25 (Maximum)

                                               U Values:         Us = 0.49 (Maximum)
                                                                 Uw = 0.42 (Maximum)

                                     2)        Spandrel:         U = 0.08 (Overall Spandrel Assembly R Value = 12.5
                                                                        Minimum)

                                     3)        Wall:             U = 0.08 (Overall Wall Assembly R Value = 12.5
                                                                        Minimum)

                                     4)        Roof:             U = 0.061 (Overall Roof Assembly R Value = 16.4
                                                                        Minimum)

                           i.       Air  Handling  Systems  for  Typical  Office
                                    Areas:

                                    1)       The  typical   floor   system  will
                                             consist of one self-contained water
                                             cooled    vertical     draw-through
                                             variable  air volume  air  handling
                                             unit (AHU) with economizer  cooling
                                             coil. Various fan
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

                                             powered terminal devices (FPTD) and
                                             VAV boxes will be supplied  but not
                                             installed    at    a    ratio    of
                                             approximately  1 box per  1,200 SF.
                                             AHU's will have variable  speed fan
                                             drives and  replaceable  media type
                                             filters.

                                    2)       Air   will  be   supplied   through
                                             internally   lined  or   externally
                                             insulated   ductwork.   Supply  and
                                             return  ductwork will be lined near
                                             the AHU and for the  first six feet
                                             downstream of terminal  devices for
                                             acoustical     purposes,     Supply
                                             ductwork    will   be    externally
                                             insulated at other locations.

                                    3)       Supply  diffusers,  return grilles,
                                             and lay-in slot  diffusers  for the
                                             perimeter zones will be provided by
                                             the tenant within all leased areas.
                                             Supply  diffusers  for the interior
                                             zones   shall   be   two   by   two
                                             perforated face  diffusers.  Supply
                                             diffusers for elevator  lobbies and
                                             toilet  rooms will be  selected  to
                                             match    finishes    and    ceiling
                                             construction.

                                    4)       Air will be returned to the ceiling
                                             plenums  through  heat extract type
                                             light  fixtures   provided  by  the
                                             tenant.   Additional   two  by  two
                                             perforated  face return air grilles
                                             will be added to the interior  zone
                                             areas  to   supplement   the  light
                                             fixture    return    openings    as
                                             required,  and are also provided by
                                             tenant.

                                    5)       Outside  air will be  filtered  and
                                             pre-heated    through   a   heating
                                             ventilating  unit  located  at  the
                                             penthouse/roof  level.  Outside air
                                             shall  be  supplied  to each  floor
                                             through insulated supply ductwork.

                           j.       Condenser Water System:

                                    1)       The  condenser  water  system  will
                                             consist   of  a  two   cell   roof-
                                             mounted,  induced  draft  crossflow
                                             cooling tower;  two condenser water
                                             pumps.  Each cooling tower cell and
                                             pump will be sized at approximately
                                             50% of the  total  load or 360 tons
                                             per ceil.

                                    2)       The cooling  towers and main piping
                                             risers  will be sized for the total
                                             estimated  building cooling load of
                                             720 tons. Total tonnage is based on
                                             an  average  of 320 SF per  ton for
                                             209,000   SF  with  10%  added  for
                                             future capacity.

                                    3)       The  condenser  water  system  will
                                             operate  at  a  10  degrees  F  (95
                                             degrees   F  to   85   degrees   F)
                                             differential  temperature.   During
                                             the economizer  mode, the condenser
                                             water  system will supply as low as
                                             45 degrees F water to the AHU's.

                                    4)       Valved and capped  condenser  water
                                             supply  and  return  taps  will  be
                                             provided  at each floor  within the
                                             AHU room for future use.

                                    5)       Valved and capped  condenser  water
                                             supply  and  return  taps  will  be
                                             provided  within the retail spaces.
                                             The tenants  will  provide the HVAC
                                             system(s)  within the retail spaces
                                             downstream of these taps.

                           k.       Building Heat:

                                    1)       Typical office areas will be heated
                                             by electric  heating  coils located
                                             in the terminal devices.

                                    2)       Building MEP  equipment  rooms will
                                             be heated by electric  unit heaters
                                             and ventilated as required.

                                    3)       Floor heating: occupied areas above
                                             unconditioned   spaces  exposed  to
                                             atmospheric  temperatures  will  be
                                             located  above  enclosed  insulated
                                             plenums  served  by  electric  unit
                                             heaters

                           l.       Energy Management and Control System:

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                                    Controls  will be of the  electronic  direct
                                    digital control (DDC] type. The system will provide complete automatic monitoring and control of HVAC system equipment.

                           m.       Ventilation and Exhaust:

                                    Toilet   exhaust   at  each  floor  will  be
                                    exhausted through ductwork by means of an exhaust fan located at the penthouse level. Relief air is included in the toilet exhaust air quantities.

                           n.       Building Air Balance:

                                    The outside air supply air volume and toilet exhaust relief air volume will be designed to achieve an overall positively pressured building to minimize infiltration.

                           o.       Smoke Control Systems:

                                    Refer to "Life Safety System" section.

                           p.       Acoustical Design:

                                    The building MEP system as integrated with the building architecture will be designed to achieve the following noise criteria (NC) levels:

                                    1)       Typical office space: NC 40

                                    2)       Areas  adjacent  to AHU  rooms  and
                                             other equipment areas: NC 45

                           q.       Delineation   between   typical  floor  base
                                    building and tenant systems:

                                    1)       HVAC:  All equipment  downstream of
                                             the  typical   floor  primary  loop
                                             ductwork will be considered  tenant
                                             systems. FPTD's and other VAV boxes
                                             will  be  provided  stacked  on the
                                             tenant floors. FPTD's and other VAV
                                             boxes  will  be  installed  by  the
                                             tenant  under the  tenant  scope of
                                             work.  All equipment  downstream of
                                             the  condenser  water  taps will be
                                             provided by the tenant.

                                    2)       Electrical:      All      equipment
                                             downstream of the panel boards will
                                             be considered tenant systems.

                                    3)       Plumbing:  All equipment downstream
                                             of  future  plumbing  taps  will be
                                             considered tenant systems.

         H.       ELECTRICAL

                  1.       Service Entrance and Main Distribution:

                           a. The 6000 amp electrical service will be supplied through the utility vault transformer(s) located at the first level below grade. Service entrance feeders from the transformer(s) will serve two main 3000 amp switchboards with 277/480 volt, 3 phase power.

                           b. The main switch gear will include heavy duty switches with high capacity current limiting fuses, surge suppression, and ground fault protection.

                           c. Electrical service to the typical floors will be fed from the main building bus riser.

                           d.       The  electrical  systems will be designed to
                                    receive  a  Underwriters   Laboratory   (UL)
                                    master label

                  2.       Typical Floor Distribution:

                           a.       Bus  plug   taps  at  each   typical   floor
                                    electrical closet will serve the high and low voltage distribution components.

                           b. Two 42 pole 277/480 volt panels will serve the fluorescent lighting, fan powered terminal devices, and other high voltage loads.

                           c. One t 12.5 KVA dry type transformer per floor will feed two 42 pole 120/208 volt panels serving incandescent lighting and receptacle loads.

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                           d.       Dedicated  power risers  extending  from the
                                    main  switchgear  will serve  typical  floor
                                    AHU's and elevator equipment. This method of distribution will help isolate large motor loads and the associated "noise" from the tenant electrical distribution systems.

                  3.       Lighting:

                           Fluorescent   and   incandescent   lighting  will  be
                           provided in "base building" areas only. Tenant space lighting will be provided by the tenant.

                  4.       Raceways:

                           All power wiring will be in conduit or EMT.

                  5.       Emergency Lighting:

                           Refer to "Life Safety System" section.

                  6.       Emergency Power:

                           Refer to "Life Safety System" section,

                  7.       Electrical  System  Capacities  Available  for Tenant
                           Use:

                           a.       Lighting 277/480V
                                    Typical office space            1.5 WATTS/SF

                           b.       Receptacles: 120/208V
                                    Typical office space            5.0 WATTS/SF

                           c. These capacities are in addition to electric power needed for the building MEP systems.

         I.       FIRE/LIFE SAFETY

                  1.       Building Fire Control Station:

                           a. The building central fire control station will be a room protected by a two-hour fire-rated occupancy separation located at the lobby level. The central fire control station shall contain:

                           b.       Addressable   multiplex   fire   alarm   and
                                    detection system including:

                                    1)       Voice alarm and signaling system.

                                    2)       Audible   fire   alarm  and  public
                                             address system.

                                    3)       Control systems.

                                    4)       Fireman's    voice    communication
                                             system.

                                    5)       Fire     detection     and    alarm
                                             annunciator panel.

                           c.       Standby   generator   status  and  auxiliary
                                    controls.

                           d.       Elevator status and position indicator.

                           e.       Public telephone.

                           f. Status indicators and controls for HVAC systems.

                           g. Controls for manual selective operation of one 'firemans' elevator in each bank.

                  2.       Audible Fire Alarm and Public Address System:

                           Public address system announcements and audible fire alarm signals will be initiated on a selected floor or general alarm basis from the main fire alarm and communication panel by the fire alarm system, building management or the fire department. Speaker horns will be located on each floor at stairwell entrances, in the elevator lobby, and at selected places throughout the core and tenant space. Speaker horns will alert the occupants and give emergency evacuation instructions.

                  3.       Fireman's Voice Communication System:

                           A separate communication system utilizing hand-held phone sets will provide two-way communication between the building fire command station and

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                           remote   stations   located  at  each  level  in  the
                           stairwells,   elevator  lobbies  and  elevator  cars.
                           Hand-held phone set will also be provided at the fire pump and security office.

                  4.       ADA Compliance:

                           Alarm   initiation   device   selection  and  layout,
                           including strobe and speaker horns, will comply with applicable ADA requirements.

                  5.       Fire Detection System:

                           a.       Manual Fire Alarm:

                                    A manual fire alarm box or "pull station" will be located adjacent to each entry door to stairway shafts and building exits.

                           b.       Smoke Detectors:

                                    Ionization   type   products  of  combustion
                                    detectors will be located as follows:

                                    1)       Air handling unit rooms.

                                    2)       Electrical equipment rooms.

                                    3)       Elevator equipment rooms.

                                    4)       Penthouse equipment rooms.

                                    5)       Lower level equipment rooms.

                                    6)       Fire control station.

                                    7)       Telephone equipment rooms.

                                    8)       Each elevator  lobby - one detector
                                             to   initiate    elevator    recall
                                             controls.

                                    9)       Smoke   detectors   downstream  and
                                             upstream  of  selected  supply  and
                                             exhaust fans as required by code.

                                    10)      At each duct  connection to a riser
                                             serving 2 or more floors.

                                    11)      In the  corridor at the entrance to
                                             each stairwell.

                           c. Rate of Rise Defectors - one rate of rise detector for each 500 sq. ft. wilt be located in the standby generator room.

                           d. Sprinkler system and fire pump flow switches with supervised valves will be provided,

                  6.       Fire Pumps:

                           There will be one electric motor driven fire pump with associated jockey pump to serve the combination standpipe sprinkler system. Electric power for the fire pump will have automatic transfer to the standby power generator.

                  7.      Fire Suppression System:

                           a. The facility will be covered by a combination automatic sprinkler standpipe system throughout the building. The fire suppression system wilt consist of the following:

                                    1)       One fire pump and one jockey pump.

                                    2)       Wet    type    sprinkler     system
                                             throughout  the building with floor
                                             control  valves  connected  to  the
                                             combination   standpipes   at   all
                                             levels.     Non-freeze     dry-pipe
                                             sprinkler  systems will be provided
                                             in  areas   subject   to   freezing
                                             conditions   such  as  the   garage
                                             areas.

                                    3)       Fireman's     fire    hose    valve
                                             connections  within each  stairwell
                                             at each level.

                  8.       Smoke Control:

                           a. Each stairwell will be pressurized with outside air via pressurization fans and vertical riser distribution ducts. The fans will be activated automatically by the fire alarm and/or smoke detection system.

                           b. Floor penetrations will be filled with UL listed fire sating material.


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                           c.       All   ducts   which   penetrate   floors  or
                                    fire-rated   partitions  will  contain  fire
                                    dampers  or  be   enclosed   in   fire-rated
                                    enclosures.

                  9.       Standby Power Generation System:

                           a. An engine-driven standby power generator with automatic controls and a three-hour fuel supply will be provided.

                           b.       Standby generator will supply power to:

                                    1)       Audible   fire   alarm  and  public
                                             address system.

                                    2)       Fire detection system.

                                    3)       Exitway    and   other    emergency
                                             lighting.

                                    4)       Automatic  sprinkler flow detection
                                             system.

                                    5)       Fireman's     elevators     (manual
                                             selective operation of one elevator
                                             in each bank).

                                    6)       Sump pumps and sewage  ejectors (if
                                             required).

                                    7)       Fire pumps.

                                    8)       Selected   supply  and  ventilation
                                             fans.

                                    9)       Building security systems.

                                    10)      Stairwell pressurization fans.

                  10.      Elevators:

                           a.       Emergency Signage:

                                    Graphics will be provided in the elevator lobbies to show exit paths and exit stair door locations.

                           b.       Emergency Elevator Operation:

                                    1)       The elevator  doors on the floor of
                                             alarm wilt remain closed.

                                    2)       In the event of power failure,  all
                                             elevators  can be  returned  to the
                                             main  floor on a  manual  selective
                                             basis  (one at a time)  powered  by
                                             the standby power generator. If the
                                             designated  main  floor is under an
                                             alarm condition, the elevators will
                                             return  to a  designated  alternate
                                             floor.

                                    3)       When the  elevators  return  to the
                                             main floor, the doors will open and
                                             the elevator will shut down.

                                    4)       For fire  fighting  purposes,  each
                                             elevator  will be  capable of being
                                             operated  by  the  Fire  Department
                                             (one  in  each   bank  at  a  time)
                                             through use of a "Fireman's  Bypass
                                             Key".

                           c.       Emergency Power Pack:

                                    Each elevator cab will be provided with an emergency lighting power pack with capacity for two-hour emergency operation.

         J.       PLUMBING

                  1. Domestic Hot Water: Electric water heaters will be located within the janitor's closet at selected levels of the building. One heater will typically serve three floors.

                  2. Domestic Cold Water: Two stage domestic water up-feed system with pumps and hydrocumulator tank located in one of the below grade levels will be provided.

                  3.       Sanitary   Sewer:  A  complete   system  of  sanitary
                           drainage will serve each plumbing fixture.

                  4. Storm Sewer: A complete system of roof and garage drainage will be provided to tie into site drainage system.

                  5. Future Capacity: The following stubouts will be provided for future connection of tenant fixtures from one set of connections at the core and two wetstacks remotely located from the core.

                           a.       4" plugged waste connection.

                           b.       2" capped vent connection.



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                           c.       1" capped cold water.

                           d.       2" plugged condensate connection.

         The Owner provides water for use in lavatories. Additionally, domestic cold water, waste and vent lines are provided on each floor for connection by the Tenant as part of the tenant work as allowed by the lease terms and approved in writing in advance the Owner.

         K.       TELEPHONE SERVICE

                  1. A main telephone equipment room located at a level below grade will be provided for the telephone company service entrance. This room will be ventilated and heated or air conditioned as required by the service provider.

                  2.       Three  four-inch  conduits  will be provided from the
                           telephone   utility   connection  point  outside  the
                           building to the main telephone room.

                  3. Three four-inch conduits will be provided from the main telephone room to the first level "typical" core telephone closet.

                  4. Six six-inch sleeves will be provided in the floor of the typical core telephone closet. These sleeves are intended for the tenant's use.

                  5. The typical core telephone room is sized for vertical connectivity of the telephone system. It is not sized to serve as an "equipment" room. All telephone, data and LAN rooms will be located within the tenant's space.

         L.       DRINKING FOUNTAINS

         A drinking fountain will be provided on each typical floor, near the toilet rooms of each typical floor.

         M.       WINDOW COVERINGS

         "Building Standard" mini-blinds will be installed on ail window surfaces. The color of these blinds will match the adjacent window frames.

         N.       KEYING

         All keying shall be coordinated through the Building Manager. Keys shall be provided according to the lease terms. A schedule for lock systems should be coordinated with the Building Manager well in advance of the actual ordering of lock systems. All keying will be done in accordance to Bethesda Place I.

         O.       MAIL FACILITIES

         United States Postal Service deliveries and pickups will be made to the building's mail room on the P1 Level. Outgoing mail may be dropped in the mail room.

         P.       SIGNAGE

         As required to comply with all governing codes.



                          - END OF INFORMATION MANUAL -



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                                  EXHIBIT "F-2"

                        JANITORIAL SERVICE SPECIFICATIONS

                    SPECIFICATIONS FOR 7700 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            BIDS DUE by JULY 25, 1997
                              START TIME: 6:00 P.M.

I.       OFFICES AND CONFERENCE ROOMS- ( Daily 5 DAYS PERWEEK)

         a.       Carpeting and rugs (Traffic Areas) vacuumed.
         b.       Furniture and furnishing dusted.
         c.       Ashtrays emptied and wiped clean.
         d.       Empty  trash  receptacles  and  remove  to  designated  areas, replace bags as needed.
         e.       Spot clean hard surface floors (spillage, tracking, etc.)
         f.       Spot  clean  walls,  doors  (around  door  handles  and switch plates).
         g.       Dust telephone, damp wipe and disinfect.
         h..      Dust file cabinets and furniture.
         i.       Spot clean partitions, ledges and entrance glass.
         j.       Dust mop tile floors.
         k.       Spot clean rugs and clean carpets.
         l.       Damp wipe counter surfaces and clean sinks.
         m.       Partition glass washed daily.

II.      OFFICES AND CONFERENCE ROOMS-PERIODIC

         a.       Detail-vacuuming each week (carpeting and rugs).
         b.       Door flames, window frames and sills dusted each month.
         c.       Venetian blinds dusted quarterly.
         d.       High ledges and molding dusted each week.
         e.       Composition floors cleaned and polished each week.
         f.       Low ledges, molding and sills dusted each week.
         g.       Rugs and carpet clean annually.
         h.       Exterior lighting fixtures dusted each month.
         i.       Vacuum upholstered furniture each month.
         j.       Doors and walls dusted
         k.       Trash receptacles damp cleaned each month.

III.     LOBBIES & CORRIDORS-Daily (5 DAYS PER WEEK)

         a.       Furniture and furnishings dusted
         b.       Carpeting and rugs vacuumed.
         c.       Walls around switch plates and door handles spot cleaned.

         d. Emergency cleaning (Spillage, tracking, etc.) On hard surfaced floors.
         e.       Walls spot cleaned switch plates and door handles.
         f.       Drinking fountains cleaned, sanitized and dry polished.
         g.       Cigarette urns emptied, cleaned and dry polished.
         h. Trash receptacles emptied, damp cleaned and trash removed to designated area.
         i.       Metal work spot cleaned and dry polished.
         j.       Entrance glass spot-cleaned.
         k.       Rugs and carpeting spot cleaned.

IV.      LOBBIES AND CORRIDORS-PERIODIC

         a.       Molding and high ledges dusted each month.
         b.       Walls and doors dusted each month.
         c.       Lighting fixtures (exterior) dusted each month.
         d.       Composition tile floors cleaned and polished each week.
         e. Composition tile floors stripped, scaled and refinished each year.
         f.       Carpeting cleaned annually.
         g.       Vacuum upholstered furniture each week.
         h.       Vents and diffuses dusted each week.

V.       RESTROOMS AND COMMON AREAS-Daily (5-DAYS PER WEEK)

         a.       Clean and disinfect commodes, urinals and basins.
         b.       Clean and dry. polish mirrors.
         c.       Clean and dry polish metal work.
         d.       Sweep, mop and rinse floors.
         e.       Dust and spot clean partitions.
         f.       Spot-clean doors and walls.
         g.       Dust molding and low ledges
         h.       Furniture and furnishings dusted.
         i.       Ashtrays and cigarette urns emptied and wiped clean.
         j.       Replenish expendable rest room supplies into dispensers.
         k.       Empty trash receptacles and trash removed to designated areas.

VI.      RESTROOMS AND COMMON AREAS-PERIODIC

         a.       Lighting fixtures (exterior surface) dusted each three months.
         b.       Vents and diffusers dusted each three months.
         c.       Ceramic walls washed each two months.
         d.       Metal partitions washed each six months.

         e.       Scrub floors each quarter.
         f.       Carpet shampooed annually.
         g.       Lighting fixtures and ceilings dusted each week.
         h.       Metal work cleaned and polished each week.

VII.     EMPLOYEE (BREAK ROOMS)-Daily (5 DAYS PER WEEK)

         a.       Clean sinks and counter tops.
         b.       spot-clean doors and walls.
         c.       Spot-clean doors, walls and exterior surfaces of appliances.
         d.       Empty trash receptacles-replace plastic liners.
         e.       Empty ashtrays and wipe clean.
         f.       Damp clean table tops.
         g.       Dust, mop and damp mop floors.

VIII.    EMPLOYEE,(BREAK ROOMS)-PERIODIC

         a.       Doors and walls dusted each week.
         b.       Trash receptacles washed each week.
         c.       Composition floors cleaned and polished each week.
         d.       Damp clean appliances (exterior surfaces each week).
         e.       Molding and high ledges dusted each month.
         f.       Composition floors stopped, sealed and refinished as needed..


* DAY PORTER SHALL BE PROVIDED FIVE DAYS PER WEEK, EIGHT HOURS PER DAY, HOURS TO BE SELECTED BY MANAGEMENT INCLUDED IN THE BID.

                                   EXHIBIT "G"

               SCHEDULE OF BASE BUILDING PLANS AND SPECIFICATIONS

Architectural Design Development Progress Set dated May 13, 1998, prepared by Kishimoto Gordon PC, Comprised of Pages 100,400, 401-410, 501,510 & 511.

                                   EXHIBIT "1"

               TITLE INSURANCE POLICY AND COMMITMENT ON PROPERTY

                                   EXHIBIT "J"

                              CONSTRUCTION SCHEDULE





                       [To be attached per Section 28.C]

                                   EXHIBIT "K"

                            SCHEDULE OF BASE RENTAL






                        [To be attached per Section 4.B]

                                   EXHIBIT "L"

                        SCHEDULE OF INSURANCE DEDUCTIBLES

TYPE                                                 DEDUCTIBLE
----                                                 ----------

Property                                               $10,000

Boiler                                                 $10,000

General Liability                                        -0-

Excess General Liability                                 -0-

     Real Estate Managers

     Errors / Omissions                                 $10,000

                                    EXHIBIT M

                                   WORK LETTER

This Work Letter (the "Work Letter") is attached to and made a part of that certain Office Lease Agreement dated _____________, 1998 (the "Lease") by and between Bethesda Place II Limited Partnership, a Maryland limited partnership ("Landlord"), and U.S. Generating Company, a California general partnership ("Tenant") for approximately 197,017 rentable square feet of floor space (the "Premises") in the office building located at 7600 Wisconsin Avenue, Bethesda, Maryland 20814, commonly known as Bethesda Place II (the "Building").

In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1. TERMS: The capitalized terms herein shall have the same meanings as ascribed thereto in the Lease unless otherwise expressly provided herein to the contrary. The provisions of this Work Letter are intended to supplement the Lease and are specifically subject to the provisions thereof. In the event of any conflict between the provisions of the Lease and the provisions of this Work Letter, the provisions of this Work Letter shall control.

2. AUTHORIZED REPRESENTATIVES: Tenant designates Sandra Penn ("Tenant's Agent") as the person authorized to initial all plans, drawings and change orders and grant approvals on Tenant's behalf pursuant to
         Article 28 of the Lease and this Work Letter. Landlord designates Elliot Schnitzer ("Landlord's Agent") as the person authorized to initial all plans, drawings and change orders and grant approvals on Landlord's behalf pursuant to Article 28 of the Lease and this Work Letter. Either Tenant Or Landlord shall have the right to designate a new Agent at any time by written notice delivered to the other party at least two (2) Business Days in advance.

3. COST OF BASE BUILDING UPGRADES: Supplementing Section 28.A of the Lease, the cost to Tenant of design of the Base Building Upgrades shall be the amount charged by the architect of the Base Building for such design services, at the hourly rate set forth in Landlord's contract with such architect and approved by Tenant. Landlord shall require all general contractors who bid on the Base Building to include in their bids (i) unit prices for all labor and materials for which it is customary in the construction industry to give unit prices for a project of the size of the Base Building, and (ii) unit prices for each of a list of possible Base Building Upgrades supplied by Tenant. The cost to Tenant of construction of each Base Building Upgrade shall be the amount charged by the applicable Base Building subcontractor for such Base Building Upgrade (which amount, if a unit price rate is shown in Landlord's Contractor's bid for such Base Building Upgrade, shall be at such unit price rate, and which amount shall include a credit for labor and materials, if any, not used in the construction of the Base Building as a result of the construction of such Base Building Upgrade, which credit shall be at the unit price rate for such labor and materials shown on Landlord's Contractor's bid, if unit prices for such labor and materials are shown on Landlord's Contractor's bid) plus fees to the Landlord's Contractor not to exceed (i) five percent (5%) of the amount charged by the subcontractor, for general conditions and overhead, and (ii) five percent (5%) of the sum of the amount charged by the subcontractor and the five percent (5%) general conditions and overhead, as a contractor's fee. Landlord's Contractor shall give Tenant fixed price bids for each Base Building Upgrade, and Tenant shall have the right to negotiate value engineering changes to the plans for each Base Building Upgrade with Landlord's Contractor. Notwithstanding the foregoing, for any Base Building Upgrades estimated to cost in excess of Thirty Thousand Dollars ($30,000.00), for which it would be practicable to use a subcontractor other than Landlord's Contractor's subcontractor for the Base Building, Landlord's Contractor shall obtain bids from at least three (3) subcontractors (one of which shall be Landlord's Contractor's subcontractor for the Base Building) and, after analyzing such bids, shall deliver such bids to Landlord, Landlord's architect and Tenant. Tenant will then determine, subject to the reasonable objection of Landlord and Landlord's architect, which bid will be accepted. Tenant or Tenant's Agent may designate specific subcontractors from whom the Landlord's Contractor may obtain bids. No Base Building Upgrade shall be constructed at Tenant's expense until Tenant has agreed in writing to the cost of such Base Building Upgrade.

4.       CHANGES AND CHANGE ORDERS:

         A. Supplementing Sections 28.A, 28.F and 28.G of the Lease, construction of the Base Building, Base Building Upgrades and Initial Leasehold Improvements shall be subject to such modifications which are required (i) to correct architectural or engineering errors or omissions, or to comport with good design, engineering, and construction practices, (ii) due to field conditions, (iii) to comply with applicable laws, regulations and codes ("Code") and/or to obtain or to comply with any required permit (including, but not limited to, the construction permits for the Base Building and the Initial Leasehold Improvements) (such modifications being hereinafter referred to as "Necessary Modifications"). In the event that any such Necessary Modification to Landlord's Work (i) will materially impact the design of the Building or the Premises, or (ii) will result in a material change to the Initial Leasehold Improvements, or (iii) will increase the cost of any Base Building Upgrade, alone or together with all prior modifications to such Base Building Upgrade, by more than ten percent (10%) of the original estimated cost of such Base Building Upgrade, or
         (iv) will increase the cost of the Initial Leasehold Improvements by more than Five Thousand Dollars ($5,000.00) by itself, or more than Twenty-five Thousand Dollars ($25,000.00) in the aggregate with all prior modifications to the Initial Leasehold Improvements (each a "Tenant Impact Change"), Landlord agrees to notify Tenant of such Tenant Impact Change within three (3) Business Days after learning of the same. In addition, if there is more than one practical alternative for the performance of such Tenant Impact Change, Landlord agrees to consult in good faith with Tenant regarding the appropriate means of implementing such Tenant Impact Change. Landlord agrees to implement any reasonable alternative solution proposed by Tenant for such change, to the extent that such alternative will not increase the cost to be borne by Landlord or delay the completion of the Landlord's Work (unless Tenant agrees to accept such risks, in which event any such delay shall constitute a Tenant Caused Delay), or adversely impact the structure of or systems serving the Building.

         B. If Tenant requests any change or addition to the Base Building or Base Building Upgrades, which is not a Necessary Modification, after Tenant's approval of the Base Building Plans and Specifications, or if Landlord's Contractor constructs the Initial Leasehold Improvements and Tenant requests any change or addition to the Initial Leasehold Improvements after Tenant's approval of the Leasehold Improvement Plans and Specifications, Landlord shall not be obligated to perform such change or addition, unless Tenant agrees in writing to accept any and all delays and increases in design and construction costs occasioned by such change or addition (it being understood and agreed that any such delays shall constitute Tenant Caused Delays). All additional expenses attributable to any change order (which is not a Necessary Modification to the Base Building or Base Building Upgrades) requested by Tenant and approved by Landlord and Tenant with respect to Landlord's Work shall be deducted from the Improvement Allowance or the Improvement Loan, if any (or, if the Improvement Allowance and the Improvement Loan, if any, are exhausted, shall be payable by Tenant in accordance with Section 28.F(4) of the Lease).

         Tenant shall submit all change order proposals to Landlord's Contractor on AIA Document G709. Within a reasonable time under the circumstances, not to exceed ten (10) Business Days, after receipt of any such change order proposal, Landlord shall notify Tenant in writing of the cost and delay associated with any Tenant-requested change order which is not a Necessary Modification to the Base Building or Base Building Upgrades (it being understood that the estimates thereof provided by Landlord shall be binding), and shall supply Tenant upon request with reasonable documentation supporting any additional expenses charged to Tenant with respect to change orders (which are not Necessary Modifications to the Base Building or Base: Building Upgrades) requested by Tenant to Landlord's Work. The cost to Tenant for construction of any change orders (which are not Necessary Modifications to the Base Building or Base Building Upgrades) shall be the amount charged by the applicable subcontractor for construction of such change order (which amount shall include a credit for labor and materials, if any, not used in the construction of the Building as a result of the construction of such change order, which credit shall be at the unit price rate for such labor and materials shown on Landlord's Contractor's bid, if unit prices for such labor and materials are shown on Landlord's Contractor's bid) plus fees to the Landlord's Contractor not to exceed
         (i) five percent (5%) of the amount charged by the subcontractor, for general conditions and overhead, and (ii) five percent (5%) of the sum of the amount charged by the subcontractor and the five percent (5%) general conditions and overhead, as a contractor's fee. Landlord's Contractor shall give Tenant fixed price bids for each change order, and Tenant shall have the right to negotiate value engineering changes to the plans for each change order with Landlord's Contractor. Notwithstanding the foregoing, for any change order the construction of which is estimated to cost in excess of Thirty Thousand Dollars ($30,000.00), for which it would be practicable to use a subcontractor other than Landlord's Contractor's subcontractor, Landlord's Contractor shall obtain bids from at least three (3) subcontractors (one of which shall be Landlord's Contractor's subcontractor) and, after analyzing such bids, shall deliver such bids to Landlord, Landlord's architect and Tenant. Tenant will then determine, subject to the reasonable objection of Landlord and Landlord's architect, which bid will be accepted. Tenant or Tenant's Agent may designate specific subcontractors from whom the Landlord's Contractor may obtain bids. In no event shall any change order for the Base Building or Base Building Upgrades, which is a Necessary Modification, be implemented at Tenant's expense, nor shall the delay occasioned by any change order for the Base Building or Base Building Upgrades, which is a Necessary Modification, be a Tenant Caused Delay, except as otherwise set forth in Paragraph 4.A with respect to Tenant Impact Changes.

         C. All change orders shall be in writing in substantially the same form as the AIA standard change order form (AIA Document G701), and shall identify any change in the cost or time for completion of the Landlord's Work which is attributable to such change order. No change order chargeable to Tenant under this Paragraph 4 shall be implemented unless and until Tenant shall agree in writing to such change order, the cost thereof and the amount of Tenant Caused Delay occasioned thereby.

         D. Tenant and Tenant's Architect shall have the right to rely upon the Base Building Plans and Specifications (i) being free of architectural and engineering errors and omissions, (ii) comporting with the design, engineering and construction practices prevailing in the Washington, D.C. area, and (iii) complying with Code and any required permits (collectively, being "Accurate"). If Tenant incurs any costs in connection with the preparation or revision of the Leasehold Improvement Plans and Specifications or the construction of Tenant's
         Work as a result of a failure of the Base Building Plans and Specifications, in any respect, to be Accurate, then Landlord shall reimburse Tenant for any such reasonable and documented costs within fifteen (15) days after Tenant's submission to Landlord of an invoice therefor. If Tenant is delayed in the completion of Tenant's Work as a result of a failure of the Base Building Plans and Specifications, in any respect, to be Accurate, then the time allotted to Tenant, in
         Section 1.A (4) of the Lease,
         for the completion of Tenant's Work shall be increased by the number of days of such delay. In no event shall any delay in design or construction, which arises from a failure of the Base Building Plans and Specifications to be Accurate in any respect, be a Tenant Caused Delay. Tenant agrees to give Landlord written notice of any failure of the Base Building Plans and Specifications to be Accurate as soon as reasonably practicable after Tenant's discovery of such failure. Tenant further agrees to use reasonable efforts to mitigate its damages arising from any failure of the Base Building Plans and Specifications to be Accurate.

5.       BIDDING PROCESS FOR INITIAL LEASEHOLD IMPROVEMENTS:

         Supplementing Section 28.F of the Lease, the bid packages that are delivered to the general contractors who are invited to bid on the Initial Leasehold Improvements shall contain a fixed deadline for the completion of the Initial Leasehold Improvements. Such contractors may be asked for a lump sum bid or for a guaranteed maximum price, at Tenant's option.

         Tenant shall have the right to negotiate value engineering changes to the Leasehold Improvement Plans and Specifications with the general contractor it selects to construct the Initial Leasehold Improvements. The Construction Schedule will give Tenant thirty (30) days after receipt of the bids within which to submit to Landlord in writing any requests for approval of value engineering changes to the Leasehold Improvement Plans and Specifications. Landlord's approval of such changes shall not be unreasonably withheld, conditioned or delayed.

         Landlord and Tenant shall require that each contractor bidding to perform the Initial Leasehold Improvements to identify and deliver to Landlord and Tenant a list of any "long lead time" items of the Initial Leasehold Improvements, as well as any reasonable non-long lead time substitutes therefor which are routinely designated by such bidder. No item of the Initial Leasehold Improvements shall be considered a "long lead time" item under the Lease unless designated as such in connection with the bidding of the Initial Leasehold Improvements as aforesaid (or in the case of a change order chargeable to Tenant under Paragraph 4, designated as a "long lead time" item at or prior to the time the change order is approved by Tenant).

6. INSPECTIONS: The architect retained by Tenant to design the Initial Leasehold Improvements ("Tenant's Architect"), Tenant's Agent and other representatives of Tenant shall have the right, from time to time, to observe the progress of Landlord's Work, to inspect Landlord's Work, and to reject any Landlord's Work not in conformance with the Base Building Plans and Specifications or Leasehold Improvement Plans and Specifications, as applicable; however, no such observation shall create liability or responsibility on the part of the Tenant with respect to the nature or quality of Landlord's Work. Landlord shall be available, and cause Landlord's Contractor to be available, to Tenant's Architect, Agent and/or other representatives from time to time upon reasonable prior notice when necessary or desirable for the purpose of reviewing Landlord's Work. Landlord shall keep Tenant informed as to all material governmental inspections of Landlord's Work and shall permit Tenant's Architect, Agent and/or other representatives to be present thereat.

7. CORRECTION OF WORK: Landlord's Contractor shall promptly correct any item of Landlord's Work rejected by Tenant's Architect or other authorized representative for failing to conform to the requirements of the Base Building Plans and Specifications or the Leasehold Improvement Plans and Specifications, as applicable, to the extent such item of Landlord's Work in fact fails to conform to such plans and specifications. Upon completion of correction of any such rejected item of Landlord's Work, Landlord's contractor shall arrange with Tenant's Architect or other authorized representative to reinspect such item.

8. PROGRESS MEETINGS: Landlord's Agent, Tenant's Agent, Landlord's Contractor and Tenant's Contractor, if any, will conduct progress meetings during the construction process. Until the commencement of construction of the Initial Leasehold Improvements, such progress meetings shall be held, at least once every two weeks, at the office of Landlord's Contractor. Throughout the period during which the Initial Leasehold Improvements are being constructed, such progress meetings shall be held weekly at the office of the general contractor constructing the Initial Leasehold improvements (Landlord's Contractor or Tenant's Contractor, as applicable). Tenant's Architect shall be given reasonable prior notice of, and shall be entitled to attend, all such progress meetings.

9. CONSTRUCTION SCHEDULE REVISIONS. Landlord shall promptly deliver to Tenant all revisions of the Construction Schedule.

10.      TENANT'S RIGHT TO WORK COST INFORMATION:

         A. The cost of the Base Building Upgrades and, if Landlord's Contractor constructs the Initial Leasehold Improvements, the cost of the Initial Leasehold Improvements are sometimes hereinafter referred to as the "Work Costs". Landlord shall submit to Tenant monthly during the performance of Landlord's Work a report setting forth in detail:

         i. A computation of the total Work Costs incurred during the prior month (including all change orders chargeable to Tenant under Paragraph 4 hereof); and

         ii. The cumulative Work Costs incurred through the end of such month.

         Such report shall be submitted by the twentieth (20th) day of each month and, until Tenant is obligated to make Progress Payments pursuant to Section 28.F(4) of the Lease, shall be accompanied by AIA Document G702, certified by Landlord that all Work Costs due Landlord's Contractor and subcontractors have been duly paid, and by final lien waivers from all subcontractors with subcontracts in excess of Fifty Thousand Dollars ($50,000.00), who have fully performed their respective subcontracts.

         When (and if) Tenant is obligated to make Progress Payments pursuant to
         Section 28.F(4) of the Lease, said report shall accompany each of Landlord's monthly invoices to Tenant for Progress Payments, and such invoices shall also be accompanied by AIA Document G702, certified by Landlord that all Work Costs due Landlord's Contractor and subcontractors for work covered by the last monthly Progress Payment invoice (if any) have been duly paid, and by final lien waivers from all subcontractors with subcontracts in excess of Fifty Thousand Dollars ($50,000.00), who have fully performed their respective subcontracts.

         B. All Work Costs and the portion (if any) thereof to be paid by Tenant shall be subject to audit, verification, and correction, if necessary, by Tenant and/or its authorized representatives (who shall have access to the relevant portions of the Landlord's books and records for such purpose) without either party being prejudiced by any payment thereof.

11.      COORDINATION OF LANDLORD'S WORK AND TENANT'S WORK:

         A. Supplementing Section 28.G of the Lease, if Tenant elects to have the Initial Leasehold Improvements constructed by Tenant's Contractor, then for at least fifteen (15) days before substantial completion of the Base Building and Base Building Upgrades for any floor of the Building, Tenant's Contractor shall be given access to such floor for the purpose of constructing Initial Leasehold Improvements, provided that (i) Tenant's Contractor shall coordinate any construction it performs on such floor with Landlord's Contractor, (ii) Tenant's

         Contractor's construction shall not unreasonably impede, hinder or delay Landlord's completion of the Base Building or the Base Building Upgrades, (iii) Tenant shall maintain the liability insurance coverage required by this Lease, and (iv) Tenant shall indemnify Landlord against any and all damages sustained in connection with Tenant's Contractor's construction work, unless such damage is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Landlord shall require Landlord's Contractor to Coordinate with Tenant's Contractor so as to permit Tenant's Contractor to commence construction of the Initial Leasehold Improvements on a floor as soon as reasonably practicable prior to substantial completion of the Base Building and Base Building Upgrades for such floor. After substantial completion of the Base Building and Base Building Upgrades on such floor, (i) Landlord's Contractor shall coordinate any construction it performs on such floor with Tenant's Contractor, (ii) Landlord's Contractor's construction shall not unreasonably impede, hinder or delay Tenant's Contractor's completion of the Initial Leasehold Improvements, and (iii) Landlord shall indemnify Tenant against any and all damages sustained in connection with Landlord's Contractor's construction work, unless such damage is caused by the negligence or willful misconduct of Tenant, its agents, employees or contractors.

         B. Supplementing Sections 23.F(3) and 28.G of the Lease, during any period when Landlord's Contractor and contractors employed by Tenant are both working on a floor of the Premises, and Tenant or its contractors are required to coordinate their work with Landlord's Contractor, Landlord shall require Landlord's Contractor and subcontractors to cooperate with Tenant's contractors to provide for the safe storage in the Building of the Tenant's building equipment for such floor.

12. PERMITS AND INSPECTIONS: Landlord shall maintain for inspection by Tenant copies of all approvals, permits, inspection reports, and other governmental consents required of Landlord or Landlord's Contractor in connection with Landlord's Work. Tenant shall maintain for inspection by Landlord copies of all approvals, permits, inspection reports, and other governmental consents required of Tenant or Tenant's Contractor in connection with Tenant's Work. Each party will cooperate with the other in obtaining any necessary approvals, permits, inspections or other governmental consents.

13. ENVIRONMENTAL CERTIFICATIONS: The contracts for the general contractor for the Base Building and Base Building Upgrades and for the Initial Leasehold Improvements shall obligate the Landlord's Contractor and the Tenant's Contractor, if any, to provide written environmental certifications to Landlord and Tenant, substantially in the form set forth as Exhibit "M-2", within thirty (30) days after the Commencement Date.

14. TENANT CAUSED DELAYS: Notwithstanding anything to the contrary in the Lease or in this Work Letter, no Tenant Caused Delay shall be deemed to have occurred unless Landlord gives Tenant prior written notice or written notice within ten (10) days of Landlord's receipt of notice of the occurrence, specifying the claimed reasons for such Tenant Caused Delay. There shall be excluded from the number of days of any Tenant Caused Delay the period from the beginning date of any claimed delay to the date on which Landlord's notice is given to Tenant, as well as any days of delay which are primarily caused by any act or omission of Landlord, its agents, or contractors. No event shall be deemed a Tenant Caused Delay which does not, in fact, delay the completion of construction.

15.      PUNCH LISTS:

         A.  If   Tenant's   Contractor   constructs   the   Initial   Leasehold
         Improvements, then on or within five (5) Business Days after Landlord delivers each floor of the

         Premises  to Tenant  with all Base  Building  items  and Base  Building
         Upgrades substantially complete, Landlord and Tenant shall make a preliminary walkthrough inspection of such floor and prepare a punch list of defective and incomplete work requiring correction or completion by Landlord. Any disputes as to the nature or existence of any punch list item shall be resolved by the Arbitrator described in Paragraph 17 hereof. Subject to Force Majeure, Landlord shall correct or complete all items on such punch list within thirty (30) days after delivering such floor to Tenant.

         B. If Landlord's Contractor constructs the Initial Leasehold Improvements, then on or within five (5) Business Days after the date the Lease Term commences for each floor of the Premises, Landlord and Tenant shall make a preliminary walk-through inspection of such floor and prepare a punch list of defective and incomplete work requiring correction or completion by Landlord. Any disputes as to the nature or existence of any punch list item shall be resolved by the Arbitrator described in Paragraph 17 hereof. Subject to Force Majeure, Landlord shall correct or complete all items on such punch list within thirty
         (30) days after the date the Lease Term commences for such floor.

16. LANDLORD'S WARRANTY: In addition to (and not in lieu of) Landlord's obligations under the Lease with respect to repairs, Landlord warrants to Tenant that Landlord's Work will be free from defects in workmanship and materials for a period of one (1) year from the Commencement Date. Therefore, if prior to the first anniversary of the Commencement Date, Tenant shall reasonably determine that any of the workmanship or material used in Landlord's Work is defective, and Tenant shall, prior to such first anniversary of the Commencement Date, notify the Landlord in writing that such workmanship or material is defective, Landlord shall cause such defective workmanship or material to be appropriately corrected, repaired or replaced, without cost or expense to Tenant. Such correction, repair, or replacement shall be performed as promptly as practical and in such manner so as to minimize interference with Tenant's business operations in the Premises.

17. DISPUTE RESOLUTION: Except as otherwise set forth herein, any dispute between the parties arising out of the construction, interpretation or performance of Article 28 of the Lease or this Work Letter shall be resolved exclusively by ________________ (the "Arbitrator"), who shall as promptly as possible make a determination as to the matters in dispute. The time and place of all meetings and hearings relating to the dispute resolution shall be mutually convenient to the parties, who shall each be given reasonable advance notice thereof. The parties shall each be entitled to present evidence to the Arbitrator, whose opinion shall be final and binding. The determination of the Arbitrator shall be given in writing and signed by the Arbitrator and a copy shall be given to each party.

79063002.23E

                                   EXHIBIT M-2

                FORM OF CONTRACTOR'S ENVIRONMENTAL CERTIFICATION

         In the construction of the building known as 7600 Wisconsin Avenue, Bethesda, Maryland (the "Building"), the undersigned contractor (the "Contractor") and its subcontractors and materialmen did not, in violation of any Environmental Law (defined below), place in the Building or on the land upon which it is built (the "Land") any Hazardous Materials (as defined below) and did not use the Building or the Land for the manufacture, generation, processing, treatment, storage or disposal of any Hazardous Materials; the Contractor has not received notice and has no reason to anticipate the receipt of (i) notice of any pending claim, or threatened action or proceeding (and the Building and/or the Contractor is/are not subject to any environmentally related consent order or other judicial order or mandate) relating to the condition of the Building, or (ii) any alleged violation of federal, state or local environmental, health or safety statute, ordinance or regulation, including, by way of example and not of limitation, the Comprehensive Environmental Response Compensation and Liability Act ("Superfund" or "CERCLA"), 42 U.S.C. Subsection 9601 et seq., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. Subsection 9601 (20)(D), the Resource Conservation and Recovery Act (the "Solid Waste Disposal Act" or "RCRA"), 42 U.S.C. Subsection 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977 ("CWA"), 33 U.S.C. Subsection 1251 et seq., the Clean Air Act of 1966 ("CAA"), as amended, 42 U.S.C. Subsection 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. Subsection 136 et seq., the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. Subsection 651 et seq., the Safe Drinking Water Act ("SDWA"), 42 U.S.C. Subsection 399f et seq., the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Subsection 2601 et seq., and any and all state, county and local environmental laws, regulations and ordinances (collectively, the "Environmental Laws"). To the best of Contractor's knowledge, the Building and the Contractor are in compliance with the Environmental Laws, including all reporting, licensing, permitting and registration requirements imposed or otherwise required by the Environmental Laws. As used herein, the term "Hazardous Material" shall include (i) asbestos or asbestos containing materials, whether or not friable and whether or not the asbestos or asbestos containing materials are encapsulated or otherwise deemed not to constitute a present health hazard if left undisturbed; (ii) ureaformaldehyde foam insulation; (iii) petroleum, petroleum distillates, oil, or petroleum products and their by-products; (iv) any lead-based paint; (v) any electrical transformers, transducers, capacitors or other similar electrical transmission equipment containing dielectric fluids with detectible levels of polychlorinated or polybrominated biphenyls ("PCBs" and "PBBs," respectively);
(vi) leaded solders or fluxes, lead-containing plumbing fixtures, drinking water coolers, piping and conduits; or (vii) any substance or combination of substances defined as "hazardous substances," "hazardous wastes," "extremely hazardous waste," "hazardous materials," "toxic substances," or any other category of similar import in any Environmental Law or any regulation promulgated pursuant thereto, and any containers currently or previously containing the same.

                                      CONTRACTOR:

                                      ________________________________


                                       By:_____________________________

                                    EXHIBIT B

                        FLOOR PLAN OF SUBLEASED PREMISES

                                  [WHEREAS #2]





                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                    EXHIBIT C

                               COMMENCEMENT LETTER

                                [Paragraph 1 (B)]


Date:      __________________________________


Subtenant: __________________________________

Address:   __________________________________


                  Re: Commencement Letter with respect to that certain Sublease dated __________________ by and between PG&E GENERATING COMPANY, as Sublandlord, and INFORMAX, INC., as Subtenant, for premises in the Building located at 7600 Wisconsin Avenue, Bethesda, Maryland.

Dear __________________:

         In accordance with the terms and conditions of the above referenced Lease, Tenant hereby accepts possession of the Premises and agrees as follows:

         1. The Rent Commencement Date of the Sublease is __________________;

         2. The Termination Date of the Sublease is _____________________.

         3. The rentable area of the Subleased Premises is ________ square feet.

         4. The Base Rental is $_________ per year.

         5. Subtenant's Share is ________%.

         Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

                                       Sincerely,
                                       PG&E GENERATING COMPANY

                                       By: __________________________

Agreed and Accepted:

Tenant: _______________________________


By:     _______________________________

Name:   _______________________________

Title:  _______________________________

Date:   _______________________________

                                    EXHIBIT D

                           BASE BUILDING IMPROVEMENTS

                                [Paragraph 2(a)]

                               BETHESDA PLACE II
                             7600 WISCONSIN AVENUE
                  BASE BUILDING - SUB-TENANT WORK DELINEATION

DESCRIPTION                                                          BASE BUILDING     SUB-TENANT
-----------                                                          -------------     ----------
ARCHITECTURAL
Concrete Floor in Tenant Area                                              x
Concrete Floors in Mech./Elec./Tel./Jan.                                   x
Gypsum Board Partitions or Surfaces (taped and spackled
   suitable for paint finishes)
      - Perimeter (Including Columns)                                      x
      - Columns (interior)                                                                  x
      - Core                                                               x
Toilet Rooms (all finishes)                                                x
MEP Rooms (all finishes)                                                   x
Exit Stairs (all finishes)                                                 x
Janitor Closets (all finishes)                                             x
Main Lobbies (all finishes)                                                x
Security/Concierge desks                                                   x
Typical elevator lobby finishes, Floor (6-11)
      - Single Tenant Floors                                                                x
Painting/Wallcoverings in Tenant Areas                                                      x
Ceiling System
      - Toilet Rooms                                                       x
      - Tenant Area                                                                         x
      - MEP Rooms                                                          N/A
      - Janitor Closets                                                    N/A
      - Elevator Lobby - Single Tenant Floor                                                x
Floor Covering w/base
      - Tenant Area                                                                         x
      - Elevator Lobby - Single Tenant Floor                                                x
Window Blinds                                                              x
Doors & Hardware
      - Core                                                               x
      - Tenant Area                                                                         x
Mullion Adapters                                                                            x
ADA Code Requirements
      - Parking Garage                                                     x
      - Site                                                               x
      - Building Entries                                                   x
      - Main Lobby                                                         x
      - Elevators                                                          x
      - Exit Stairs                                                        x
      - Toilet Rooms - core areas only                                     x
      - Tenant Area                                                                         x
Exterior Signage
      - Directional Site Signage                                                            x
      - Exterior Signage/Retail                                                             x


                                                                      x - Sub-Tenant Standards


DESCRIPTION                                                          BASE BUILDING     SUB-TENANT
-----------                                                          -------------     ----------
Interior Signage
      - Building Directories                                               x
      - Core Areas                                                         x
      - Tenant Areas                                                                        x
STRUCTURAL
Loading Capacity (per code/base building specifications)                   x
Additional Loading Capacity                                                                 x
ELECTRICAL
Incoming Service                    Amps Total                             x
Switchgear                                                                 x
Distribution to Closets                                                    x
      - Low Voltage Power Panels                                           x
      - High Voltage Lighting Panels                                       x
      - Transformers                                                       x
Emergency Lighting
      - Core Area                                                          x
      - Tenant Area     psf                                                                 x
Light Fixtures
      - Core Area                                                          x
      - Tenant Area    psf                                                                  x
      - Elevator Lobby - Single Tenant Floor                                                x
      - Main Lobby                                                         x
Convenience Outlets
      - Core Area                                                          x
      - Tenant Area                                                                         x
Surge Protection
      - Main Switchgear                                                    x
      - Floor Panels - Harmonic Filters                                                     x
Strobe Lighting
      - Core Areas                                                         x
      - Tenant Areas                                                                        x
      - Panel Contacts                                                     x
Telephone/Data Core Drills in Core Closets                                 x
Voice/Data Distribution
      - Incoming Service                                                   x
      - Vertical Backbone                                                                   x
      - Horizontal Distribution                                                             x
      - Grounding System                                                                    x
      - Outlets                                                                             x
Telephone Switch                                                                            x
UPS System                                                                                  x
Automatic Transfer Switch (for UPS)                                                         x
Emergency Generator (per code)                                             x
Tenant Emergency Generator                                                                  x
Battery Back-Up                                                                             x
MECHANICAL
Air Handling Units (1 per floor)                                           x
Perimeter Fan Powered VAV Boxes (Zone 15' from glass)
      - VAV Boxes provided; not installed (1 per 550 rsf)                                   x
      - Thermostats/Controls/Power/Balancing                                                x
Exhaust/Ventiliation
      - MEP Rooms                                                          x



                                                                      x - Sub-Tenant Standards


DESCRIPTION                                                          BASE BUILDING     SUB-TENANT
-----------                                                          -------------     ----------
      - Toilet Rooms                                                       x
      - Elevator                                                           x
      - Stairs                                                             x
Medium Pressure Trunk Duct                                                 x
Low Pressure Trunk Duct                                                                     x
Duct Runouts                                                                                x
Diffusers (Perimete slot and interior)                                                      x
Interior VAV boxes (Provided; not installed; 1 per 1,350 rsf)              x
      - Thermostats/Controls/Power/Balancing                                                x
Supplemental A/C Units
      - Extra System Capacity                                                               x
      - Units (power, piping, controls)                                                     x
FIRE PROTECTION
Standpipes                                                                 x
Distribution to main loop                                                  x
      - Valved Connections                                                 x
      - Flow & Tamper Switches                                             x
Branches, drops and heades (percode)
      - Core                                                               x
      - Tenant Area (code minimum, 1 PER 225 rsf)                          x
      - Additional or Relocated Heads per Tenant Plan                                       x
      - Main Lobbies                                                       x
Extinguisher Cabinets/Extinguishers
      - Core                                                               x
      - Tenant Area                                                        x
Local Fire Alarm                                                           x
      - For Tenant Tie-in; every other floor                                                x
Fire phones (per code)
      - Fire Control Room                                                  x
      - Elevators                                                          x
      - Stairways                                                          x
Annunciator Panels (per code/specifications)                               x
PLUMBING
Wet Columns (2 per floor)                                                  x
Core Fixtures                                                              x
Electric Water Coolers                                                     x
Supplemental A/C Piping                                                                     x
Janitors Sink                                                              x
Pantries (typical floor)                                                                    x
SECURITY
Garage Control Gates                                                       x
Card readers (including power & conduit)
      - Garage Gates                                                       x
      - Building Entries                                                   x
      - Elevators                                                          x
      - Typical Floors - Suite Entry                                                        x
Cable TV (Service to Building)                                             x
      - Tenant Connection                                                                   x


                                                                      x - Sub-Tenant Standards

                                    EXHIBIT E

                             SUBTENANT'S SPACE PLAN

                                [Paragraph 2(c)]

                                   EXHIBIT F

                             CONSTRUCTION SCHEDULE

                                [Paragraph 2(d)]



------------------------------------------------------------------------------------------------------------------------------------
Act                                      Orig      Early      Early    JUL       AUG             SEP
ID   Description                          Dur      Start      Finish   24    31  07  14  21 28 04 11  18
------------------------------------------------------------------------------------------------------------------------------------

Pre-Construction
------------------------------------------------------------------------------------------------------------------------------------
10   Preparation of C.D.'s                 20      01AUG00   28AUG00             ###########Preparation of C.D.'s
------------------------------------------------------------------------------------------------------------------------------------
20   C.D.'s Issued For Pricing              0                28AUG00                        o C.D.'s Issued For Pricing
------------------------------------------------------------------------------------------------------------------------------------
30   File For Permit                        0                28AUG00                        o File For Permit
------------------------------------------------------------------------------------------------------------------------------------
40   Subcontractor Pricing                  8      29AUG00   08SEP00                        #####Subcontractor Pricing
------------------------------------------------------------------------------------------------------------------------------------
50   Submit Price To Owner                  0      11SEP00                                       o Submit Price To Owner
------------------------------------------------------------------------------------------------------------------------------------
60   Owner Review & Approve Pricing         6      11SEP00   18SEP00                             ####Owner Review & Approve Pricing
------------------------------------------------------------------------------------------------------------------------------------
70   Notice To Proceed                      0                18SEP00                               o Notice To Proceed
------------------------------------------------------------------------------------------------------------------------------------
80   GC To Purchase Subcontractors          5      19SEP00   25SEP00                               ####GC To Purchase Subcontractors
------------------------------------------------------------------------------------------------------------------------------------
90   Submittals                            21      25SEP00   23OCT00                               #####Submittals
------------------------------------------------------------------------------------------------------------------------------------
100  Review & Approve Submittals           21      02OCT00   30OCT00                                ####Review & Approve Submittals
------------------------------------------------------------------------------------------------------------------------------------
110  Receive Building Permit                0                25SEP00                                 o Receive Building Permit
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     2000
                                                                                      OCT                  NOV
                                                                         25    02   09   16  23  30  06  13  20   27
Construction
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2001
                                                                                      DEC                 JAN             FEB
                                                                                04  11   18   25   01   08  15  22  29  05  1
------------------------------------------------------------------------------------------------------------------------------------
120  Floors 10 & 11                        63      19SEP00   15DEC00               ######Floors 10 & 11
------------------------------------------------------------------------------------------------------------------------------------
Substantial Completion
------------------------------------------------------------------------------------------------------------------------------------
130  Final Inspections                      5      11DEC00   15DEC00               ##Final Inspections
------------------------------------------------------------------------------------------------------------------------------------
140  Substantial Completion                 0                15DEC00                 o Substantial Completion
------------------------------------------------------------------------------------------------------------------------------------
Owner Outfitting/FFE
------------------------------------------------------------------------------------------------------------------------------------
150  Outfitting                            10      18DEC00   01JAN01                      ###Outfitting
------------------------------------------------------------------------------------------------------------------------------------
160  Occupancy                              0                01JAN01                               o Occupancy
------------------------------------------------------------------------------------------------------------------------------------



                                                              INFORMAX
     The Clark Construction Group, Inc.                    BETHESDA PLACE II
                                                          BETHESDA, MARYLAND
                                                          10TH & 11TH FLOORS

                                    EXHIBIT G

                         SUBLANDLORD SUPPLIED MATERIALS

                                [PARAGRAPH 2(g)]

NEW        ORIG.                                                ILLEGIBLE
FLOOR      FLOOR         DEVISE       CFM      LABEL      KW       SIZE     RH\LH    MODEL       CFM-IN     SIZE
-----      -----         ------       ---      -----      --       ----     -----    -----        -----    ------
10            10     1    FTPD        1190       C         8         4        R      D35SEST       1047       10
10            10     2    FTPD        1120       C         8         4        L      D35SEST        986       10
10            10     3    FTPD         480       A         3         2        L      D35SE          422        8
10            10     4    FTPD         855       B         6         4        R      D35SEST        752        8
10            10     5    FTPD        1215       C         8         4        L      D35SEST       1069       10
10            10     6    FTPD        1115       C         8         4        R      D35SEST        981       10
10            10     7    FTPD        1290       C         8         4        L      D35SEST       1135       10
10            10     8    FTPD        1045       C         8         4        R      D35SEST        920       10
10            10     9    FTPD         670       B         5         3        L      D35SE          590        8
10            10     10   FTPD        1115       C         8         3        R      D355EST        981       10
10            10     11   FTPD        1190       C         8         4        R      D35SEST       1047       10
10            10     12   FTPD        1225       C         8         4        R      D35SEST       1078       10
10            10     13   FTPD        1050       C         8         4        L      D35SEST        924       10
10            10     14   FTPD        1170       C         8         4        R      D35SEST       1030       10
10            10     15   FTPD        1050       C         NA        4        R      D35SST         924       10
10            10     16   FTPD        1150       C         NA        4        R      D35SST        1012       10
10            10     17   FTPD        1300       C         NA        4        R      D35SST        1144       10
10            10     18   FTPD        1190       C         NA        4        R      D35SST        1047       10
10            10     19   FTPD         795       B         NA        3        R      D35S           700        8
10            10     20   FTPD        1160       C         NA        4        L      D35SST        1021       10
10            10     21   FTPD        1130       C         NA        4        R      D35SST         994       10
10            10     22   FTPD        1130       C         NA        4        R      D35SST         994       10
10            10     23   FTPD        1055       C         NA        4        L      D35SST         928       10    24690   190
11            11     4    FTPD         965       C         8         4        L      D35SEST        849       10
11            11     5    FTPD         910       C         8         4        R      D35SEST        801        8
11            11     8    FTPD         900       C         8         4        R      D35SEST        792        8
11            11     9    FTPD         730       B         5         3        L      D35SE          642        8
11            11     12   FTPD        1280       C         8         4        R      D35SEST       1126       10
11            11     14   FTPD        1280       C         8         4        R      D355EST       1126       10
11            11     16   FTPD         700       B         5         4        R      D35SE          616        8
11            11     17   FTPD         640       B         8         4        R      D35SE          563        8
11            11     18   FTPD         590       B         8         4        L      D35SE          519        8
11            11     19   FTPD        1220       C         8         4        R      D35SEST       1074       10
11            11     20   FTPD         945       C         8         4        R      D35SEST        832        8
11            11     21   FTPD         770       B         5         4        L      D35SE          678        8
11            11     22   FTPD        1225       C         8         4        R      D35SEST       1078       10
11            11     23   FTPD         850       C         8         4        R      D35SEST        748        8
11            2      18   FPTD         480       A         3         3        R      D35SE          422        8
11            5      3    FPTD         480       A         3         3        R      D35SE          422        8
11            4      17   FPTD         910       C         8                         D35SEST        801        8
11            3      3    FPTD         440       A         4         3        L      D35SE          387        6
11            3      10   FPTD         520       B         4         3        R      D35SE          458        8
11            3      12   FPTD        1180       C         8         4        L      D35SES        1038       10
11            3      14   FPTD        1050       B         5         4        L      D35SES         748        8
11            6      3    FPTD         480       A         3         3        R      D35SE          422        8
11            6      22   FPTD        1285       C         N/A       4        R      D35SEST       1131       10    19830    226